PURCHASE AND SALE AGREEMENT

BETWEEN

GLL PERIMETER PLACE, L.P.,
a Delaware limited partnership,
as Seller

AND

CTO20 PERIMETER LLC,
a Delaware limited liability company,
as Buyer

February 6, 2020

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SECTION 1.THE PROPERTY1

SECTION 2.PURCHASE PRICE2

SECTION 3.ESCROW AND TITLE INSURANCE2

3.1Escrow Agent2

3.2Title/Survey3

3.3Satisfaction of Monetary Liens4

SECTION 4.CONVEYANCE4

SECTION 5.PRORATIONS AND CLOSING COSTS5

5.1Rents5

5.2Property Operating Expenses5

5.3Real Estate Taxes and Assessments7

5.4Costs to be Paid by Seller7

5.5Costs to be Paid by Buyer8

5.6Security Deposits8

5.7Leasing Costs9

5.8Insurance Policies9

SECTION 6.POSSESSION AND CLOSING9

6.1Closing9

6.2Seller’s and Buyer’s Closing Deliveries9

6.3Tenant and Seller Estoppels11

6.4Additional Estoppels12

6.5Covenants of Seller Pending Closing13

6.6Investor Approval Condition14

SECTION 7.CONDITION OF PROPERTY14

7.1“As-Is” Condition14

7.2Release of Claims Under Environmental Laws15

SECTION 8.DUE DILIGENCE16

8.1Seller’s Due Diligence Materials16

8.2Inspections and Reports; Review of Commitment and Survey16

8.3Service Contracts18

8.4Confidentiality18

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SECTION 9.REPRESENTATIONS AND WARRANTIES19

9.1By Seller19

9.2By Buyer22

9.3Know Your Counterparty24

SECTION 10.DEFAULT24

10.1Seller Default24

10.2Buyer Default25

SECTION 11.BROKERS25

SECTION 12.EMINENT DOMAIN25

SECTION 13.CASUALTY26

SECTION 14.[RESERVED.]26

SECTION 15.MISCELLANEOUS26

15.1Governing Law; Venue; Jurisdiction26

15.2Waiver of Jury Trial27

15.3Entire Agreement27

15.4Modifications and Waivers27

15.5Parties Bound27

15.6Assignment27

15.7Notices27

15.8Section Headings28

15.9Severability28

15.10Time of the Essence28

15.11Confidentiality28

15.12Further Action29

15.13Construction29

15.14No Recording29

15.15Third Party Beneficiary29

15.161031 Exchange29

15.17Business Day29

15.18Public Disclosure29

15.19Counterparts and Electronic Signatures30

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15.20IRS Real Estate Sales Reporting30

15.21Holdback Escrow30

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Schedules

Schedule 8.1Due Diligence Material

Exhibits

Exhibit “A”Legal Description of Property

Exhibit “B”Form of State Specific Deed

Exhibit “C”Assignment of Leases

Exhibit “D”Bill of Sale

Exhibit “E”Assignment of Contracts

Exhibit “F”Tenant Notice Letter

Exhibit “G”Form of Tenant Estoppel Certificate

Exhibit “H”Description of Leases, Lease Amendments and Guaranties, Security Deposits and Leasing Costs

Exhibit “I”Service Contracts

Exhibit “J”Seller’s Affidavit

Exhibit “K”Form of REA Developer Assignment

Exhibit “L”Form of DEA Approving Party Assignment

Exhibit “M”Form of REA Estoppels

Exhibit “N”Form of DEA Estoppels

Exhibit “O”Form of Condo Estoppel

Exhibit “P”Form of Holdback Escrow Agreement

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Definitions

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Additional Deposit2

Agreement1

Approval14

Appurtenances1

Assignment of Contracts9

Assignment of Leases5

Assignor1

Association10

Bill of Sale9, 1

Broker25

Buyer1

Buyer Parent23

Buyer Related Parties24

Cap22

CERCLA15

Claim30

Claim Amount30

Claim Notice30

Claims Deadline30

Closing9

Closing Date9

CLOSING DOCUMENTS14

Commitment3

CONDITION OF THE PROPERTY15

Condo Declaration10

Condo Estoppel13

Corresponding Tenant Estoppel12

County26

Current Year Appeal7

Deed5

Due Diligence Material16

Due Diligence Period16

Earnest Money2

Effective Date1

Environmental Laws15

Escrow Agent2

Floor22

foreign person20

Hazardous Substances19

Holdback Escrow30

Improvements1

Initial Deposit2

Inspections16

Intangibles1

Land1

Leasing Agreement18

Leasing Commissions20

Leasing Costs20

Major Tenants11

Objections4

OEA10

OEA Approving Party Assignment10

OEA Estoppels13

OFAC19

Operating Expenses5

Owner13

Party13

Pass Through Charges6

Permitted Exceptions5

Personal Property1

Property1

PT Solutions Lease9

Purchase Price2

qualified intermediary29

RCRA16

REA10

REA Developer Assignment10

REA Estoppels13

Real Property1

Reconciliation Statement6

Records10

Rent Roll21

Rents5

Reports17

Required Estoppels11

Seller1

Seller Estoppels12

Seller Parties17

Seller’s actual knowledge22

Seller’s knowledge22

Seller’s Response4

Service Contracts21

Settlement Statement10

State26

Stipulated Tenant16

Superfund Act19

Survey3

Survey Objections4

Survival Period22

Taxes7

Tenant Estoppels11

Tenant Inducements20

Error! Unknown document property name.

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Tenant Interviews16

Tenant True-Up Collectible6

Title Affidavit3

Title Company2

Title Objections4

Title Policy3

USA Patriot Act20

Verizon Wireless Lease Renewal14

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Error! Unknown document property name.

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PURCHASE AND SALE AGREEMENT

(Perimeter Place, Atlanta, Georgia)

THIS PURCHASE AND SALE AGREEMENT (this “Agreement“) is made and entered into as of February 6, 2020 (the “Effective Date“) by and between GLL PERIMETER PLACE, L.P., a Delaware limited partnership (“Seller“), and CTO20 PERIMETER LLC, a Delaware limited liability company (“Buyer“).

SECTION 1.THE PROPERTY.  Seller agrees to sell and Buyer agrees to purchase all of Seller’s right, title and interest in and to the following, which is commonly known as “Perimeter Place” (collectively, the “Property“):
(a)That certain tract of land, more particularly described in Exhibit ”A” attached hereto and incorporated by reference herein for all purposes (the “Land“);
(b)All buildings, structures, parking areas and improvements situated on the Land and all fixtures and other property affixed thereto (the “Improvements“; the Land and the Improvements collectively, the “Real Property“);
(c)All rights, privileges, benefits, hereditaments and appurtenances pertaining to the Land, including rights to any easements, adjacent streets, alleys, roads, rights-of-ways, water rights, and any adjacent strips and gores of real estate relating to the Land (the “Appurtenances“);
(d)The personal property (the “Personal Property“), which is located on or about, and is used exclusively in connection with, the operation, repair or maintenance of the Real Property;
(e)To the extent assignable by Seller, any (i) product and service warranties, guaranties and indemnities relating to the Real Property or the Personal Property, (ii) contracts, agreements, written or oral, licenses, certificates, occupancy and use certificates, permits, authorizations, consents, variances, waivers, approvals and the like from any governmental entity, and water and sanitary sewer and utility capacity and development rights allocable to the Land, (iii) Service Contracts (as hereinafter defined) to which Seller is a party relating to the operation of the Property and which Buyer elects to assume under Section 8.3 below, (iv) all rights, if any, of Seller to the name “Perimeter Place,” and (v) to the extent in Seller’s possession, third party produced plans, drawings, blueprints, specifications and surveys, in each case, to the extent same relates to the ownership, occupancy, or operation of the Real Property or the Personal Property (collectively, the “Intangibles“); and
(f)The interest of the lessor or landlord, as applicable, under all leases, licenses and other occupancy agreements covering space on the Land or in the Improvements (including all modifications, extensions, amendments and guaranties thereof collectively, the “Leases”), together with all prepaid rents, and outstanding security deposits and other refundable deposits made by the tenants under the Leases.

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SECTION 2.PURCHASE PRICE.  Buyer agrees to pay Seller, as the purchase price for the Property, the sum of Seventy-Five Million Five Hundred Thousand and 00/100 Dollars ($75,500,000.00) (the “Purchase Price“).  The Purchase Price shall be paid as follows:
(a)Within two (2) business days after the Effective Date of this Agreement, Buyer shall deposit Five Hundred Thousand and 00/100 Dollars ($500,000.00) with the Escrow Agent (as hereinafter defined) in escrow as an earnest money deposit (the “Initial Deposit“).  In the event Buyer fails to deliver the Initial Deposit within such two (2) business day period, then such failure shall constitute an immediate event of default under this Agreement and Seller shall be entitled to terminate this Agreement upon written notice to Buyer;
(b)By no later than the expiration of the Due Diligence Period (as hereinafter defined), unless Buyer has terminated this Agreement in accordance with Section 8.2 below, Buyer shall deposit an additional sum of One Million Seven Hundred Thousand and 00/100 Dollars ($1,700,000.00) with the Escrow Agent (the “Additional Deposit“; together with the Initial Deposit and any interest earned thereon, collectively, the “Earnest Money“).  Upon expiration of the Due Diligence Period, the Earnest Money shall, except as otherwise specifically provided in this Agreement, be nonrefundable to Buyer but shall be applicable to the Purchase Price at Closing (as hereinafter defined);
(c)Buyer shall deliver the Purchase Price, less the Earnest Money, and the credits herein authorized to Buyer, in immediately available funds in escrow with the Escrow Agent at or before 11:00 AM on the Closing Date (as hereinafter defined); and
(d)Notwithstanding anything in this Agreement to the contrary, a portion of the Earnest Money in the amount of One Hundred and 00/100 Dollars ($100.00) will be non-refundable to Buyer and will be distributed to Seller upon any termination of this Agreement as independent consideration for Seller’s performance under this Agreement.  If this Agreement is properly terminated by Buyer pursuant to a right of termination expressly granted to Buyer in this Agreement, if any, the One Hundred and 00/100 Dollars ($100.00) non-refundable portion of the Earnest Money will be promptly distributed to Seller and, subject to the relevant provisions herein, the balance of the Earnest Money remaining after distribution of the independent consideration to Seller will be promptly returned to Buyer.
SECTION 3.ESCROW AND TITLE INSURANCE.
3.1Escrow Agent.
(a)The parties hereto designate Fidelity National Title Insurance Company, c/o National Commercial Services, Atlanta, 3301 Windy Ridge Parkway, Suite 300, Atlanta, Georgia  30339, Attention:  Leslie Flowers, (678) 718-1422, leslie.flowers@fntg.com (the “Title Company“) as the escrow agent (in such capacity, the “Escrow Agent“) in connection with this transaction.  This Agreement shall serve as escrow instructions and shall be subject to the usual conditions of acceptance of the Escrow Agent, insofar as the same are not inconsistent in any material respects with the terms hereof.  By execution of

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this Agreement, the Escrow Agent agrees that the Earnest Money shall be held as a deposit under this Agreement in an interest-bearing account and: (i) applied against the Purchase Price if Closing occurs; or (ii) delivered to Seller or Buyer, as applicable, in accordance with the terms of this Agreement if Closing does not occur.  Buyer will provide the Escrow Agent with Buyer’s taxpayer identification number, and the party that receives the benefit of the Earnest Money pursuant to the Agreement shall pay all income taxes due by reason of interest accruing on the Earnest Money.  Interest on the Earnest Money shall be paid to the party entitled to receive the Earnest Money pursuant to this Agreement.
(b)If Escrow Agent is uncertain for any reason whatsoever as to its duties or rights hereunder notwithstanding anything to the contrary herein, Escrow Agent may deposit the Earnest Money into any court of competent jurisdiction or may decline to take any other action whatsoever.  In the event the Earnest Money is deposited in a court by Escrow Agent pursuant to this Agreement, Escrow Agent shall be entitled to rely upon the decision of such court.  In the event of any dispute whatsoever among the parties with respect to disposition of the Earnest Money, Buyer and Seller shall pay the actual, reasonable outside counsel attorneys’ fees and disbursements incurred by Escrow Agent (which said parties shall share equally, but for which said parties shall be jointly and severally liable) for any litigation in which Escrow Agent is named as, or becomes, a party.
(c)Escrow Agent shall have no duties or responsibilities except those set forth herein, which the parties hereto agree are ministerial in nature.  Seller and Buyer acknowledge that Escrow Agent is serving solely as an accommodation to the parties hereto, and except for the gross negligence or willful misconduct of the Escrow Agent, Escrow Agent shall have no liability of any kind whatsoever arising out of or in connection with its activity as Escrow Agent.  Seller and Buyer jointly and severally agree to and do hereby indemnify and hold harmless Escrow Agent from all suits, actions, loss, costs, claims, damages, expenses and other liabilities (including, without limitation, attorneys’ fees and disbursements) which may be incurred by reason of its acting as Escrow Agent, other than those liabilities caused by the gross negligence or willful misconduct of the Escrow Agent.
3.2Title/Survey.
(a)Prior to or as soon as reasonably practicable after the Effective Date, but in any event within three (3) days following the Effective Date, Seller shall cause the Title Company to forward to Buyer a commitment (the “Commitment“) to issue an ALTA Owner’s Policy of Title Insurance in an amount equal to the Purchase Price (the “Title Policy“).  Buyer shall have the right to order and obtain, at its expense, a new survey or an update of Seller’s existing survey, if any, of the Property (collectively, the “Survey“).  In the event Buyer desires to obtain a Survey, then Buyer shall order same no later than five (5) days after the Effective Date.  The Survey shall be certified to Buyer, Seller and the Title Company.  Buyer shall provide Seller with a copy of the Survey promptly following receipt thereof.  On or before the Closing Date, Seller shall execute and deliver to the Title Company an affidavit substantially in the form of Exhibit ”L” attached hereto (the “Title Affidavit“) to cause the Title Company to delete those standard printed exceptions from the Title Policy which can be deleted by the delivery of a customary seller’s title affidavit.

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It shall be a condition precedent to Buyer’s obligation to purchase the Property that the Title Company can and will, on the Closing Date, issue the Title Policy in accordance with the Commitment and subject only to the Permitted Exceptions (as hereinafter defined).  Buyer shall deliver to Seller a copy of each of the Survey and the Commitment promptly upon receipt thereof.
(b)Buyer shall have the right to object to: (i) any matters disclosed by the Commitment (“Title Objections“), and (ii) any matters disclosed by the Survey (“Survey Objections“) provided that Buyer delivers written notice of any valid Title Objections or Survey Objections within five (5) business days of its receipt of both the Commitment and Survey; otherwise any such objections shall be deemed to be waived.  If Buyer delivers in a timely manner written notice of any valid Title Objections, and/or Survey Objections (collectively, the “Objections“), then Seller shall within five (5) business days from receipt of any Objections from Buyer notify Buyer in writing (“Seller’s Response“) whether Seller, in Seller’s sole discretion, elects to: (i) attempt to cure any such Objections on or prior to the Closing Date, or (ii) not to attempt to cure any such Objections.  If Seller elects to attempt to cure an Objection under the previous sentence and fails to do so by the Closing Date, Buyer shall have the right to (x) terminate this Agreement, whereupon the Escrow Agent shall promptly deliver the Earnest Money to Buyer, or (y) waive the Objections and proceed to purchase the Property with such condition of title as Seller is able to convey and/or subject to the uncured Objections, without a reduction of the Purchase Price therefor, in which event the items objected to which were not cured shall be deemed to be Permitted Exceptions and acceptable to Buyer. In the event Seller fails to deliver Seller’s Response to Buyer within such five (5) business day period, Seller shall be deemed to have issued a Seller’s Response electing not to cure any of the Objections.  If Seller’s Response states that Seller elects not to cure any of the Objections on or prior to the Closing Date, or if Seller is deemed to have elected not to cure any of the Objections as set forth above, then by the earlier to occur of two (2) business days following Buyer’s receipt or deemed receipt of Seller’s Response, or two (2) business days following the expiration of the Due Diligence Period, Buyer shall elect either to (x) terminate this Agreement, whereupon the Escrow Agent shall promptly deliver the Earnest Money to Buyer, or (y) waive the Objections and proceed to purchase the Property with such condition of title as Seller is able to convey and/or subject to the uncured Objections, without a reduction of the Purchase Price therefor, in which event the items objected to that were not cured shall be deemed to be Permitted Exceptions and acceptable to Buyer.  If Buyer fails to timely make such election, then Buyer shall be deemed to have elected to purchase the Property pursuant to the foregoing clause (y).
3.3Satisfaction of Monetary Liens.  Except for Taxes (as hereinafter defined) not yet due and payable as of the Closing (which shall be prorated), and liens and other encumbrances that are Permitted Exceptions, all liens and other encumbrances expressly incurred or assumed by, under or through Seller and which can be satisfied by the payment of ascertainable amounts or by bonding or which the Title Company agrees to insure over, shall be satisfied by Seller at or prior to Closing.
SECTION 4.CONVEYANCE.  On the Closing Date, Seller shall convey title to the Property by special or limited warranty deed in the form attached hereto as Exhibit “B” (the

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“Deed“), free and clear of all liens and encumbrances, except the following (collectively, the “Permitted Exceptions“):  (i) real estate taxes and assessments, both general and special, not yet due and payable; (ii) declarations, conditions, covenants, restrictions, easements, rights of way and other matters of record, including without limitation, those items shown on the subdivision plat of the Property, which are not objected to or are waived or deemed waived by Buyer pursuant to Section 3.2(b) herein; (iii) zoning and building ordinances; (iv) those matters which would be disclosed by an accurate survey of the Property; and (v) the rights of tenants in possession as tenants only.  Transfer of Seller’s interest as landlord under the Leases then in effect at Closing with respect to the Property shall be made by an assignment and assumption agreement (the “Assignment of Leases“) substantially in the form attached hereto as Exhibit ”C” and made a part hereof, to be executed by Seller and Buyer effective as of Closing.
SECTION 5.PRORATIONS AND CLOSING COSTS.
5.1Rents.  All collected Rents (as hereinafter defined) shall be prorated between Seller and Buyer as of 12:01 a.m. on the Closing Date.  Seller shall be entitled to all collected Rents attributable to any period prior to, but not including, the Closing Date.  Buyer shall be entitled to all collected Rents attributable to any period on and after the Closing Date.  After Closing, Buyer shall make a good faith effort for nine (9) months to collect on Seller’s behalf any Rents to which Seller is entitled that were not collected as of the Closing Date (but Buyer need not institute any suit, action or proceeding therefor or terminate any Lease) and regardless of when collected to tender the same to Seller upon receipt (which obligations of Buyer shall survive the Closing and not be merged therein); provided, however, that all Rents collected by Buyer on or after the Closing Date shall first be applied to all amounts due and payable under the Leases at the time of collection (i.e., current Rents and sums due Buyer as the current owner and landlord) with the balance (if any) payable to Seller, but only to the extent of amounts delinquent and actually due Seller.  Buyer shall not have an exclusive right to collect the sums due Seller under the Leases and Seller hereby retains its rights to pursue claims against any tenant under the Leases for sums due with respect to periods prior to the Closing Date; provided, however, that Seller shall not be permitted to commence or pursue any legal proceedings against any tenant seeking eviction of such tenant or the termination of the underlying Lease.  “Rents“ shall mean all base rents, percentage rent, additional rent, common area maintenance charges and any tax, insurance and operating expense reimbursements and escalations due from the tenants of the Property under the Leases.  Notwithstanding anything to the contrary herein, (a) payments from tenants relating to year-end reconciliations of Pass Through Charges (as hereinafter defined) following the Closing shall be prorated pursuant to Section 5.2, and (b) additional rent payments due from any tenants in respect of Taxes upon payment by the landlord of such amounts shall be prorated pursuant to Section 5.3(b)(ii).  This Section 5.1 shall survive the Closing Date and not be merged therein.
5.2Property Operating Expenses.
(a)Operating Expenses (as hereinafter defined) for the Property for the month of Closing shall be prorated as of 12:01 a.m. on the Closing Date.  Seller shall pay all utility charges and other operating expenses attributable to the Property which are the responsibility of the owner of the Property (collectively, the “Operating Expenses“), incurred prior to, but not including, the Closing Date and Buyer shall pay all Operating Expenses on and after the Closing Date.  All Operating Expenses paid or payable to the

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landlord by tenants in accordance with the Leases shall be allocated between Seller and Buyer, with Seller responsible for periods prior to, but not including, the Closing Date and Buyer responsible for all periods on and after the Closing Date, and all applicable amounts to be trued up between Seller and Buyer in accordance with this Section 5.2.  Meters for all public utilities (including water) being used on the Property shall be ordered read by Seller on the day of giving possession to Buyer, and Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at 12:01 a.m. on the Closing Date.  To the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading.
(b)Seller is currently collecting from tenants pursuant to their respective Leases additional rent to reimburse taxes (including Taxes), insurance, utilities, common area maintenance, and other operating costs and expenses (collectively, “Pass Through Charges“) incurred by Seller in connection with the ownership, operation, maintenance and management of the Property.  The Pass Through Charges for the month in which the Closing occurs shall be prorated as of the Closing Date based upon the Pass Through Charges paid by tenants under the Leases for that month.  Not later than March 31, 2021, Buyer shall prepare and deliver to Seller the operating expense statements for the Property for the 2020 calendar year (the “Reconciliation Statement“), which shall be subject to Seller’s reasonable approval as to Seller’s period of ownership.  Seller will cooperate with Buyer in Buyer’s preparation of the Reconciliation Statement by providing to Buyer any information in Seller’s possession or reasonable control which is reasonably necessary for the preparation of the Reconciliation Statement.  Seller shall have ten (10) days from receipt of the Reconciliation Statement in which to object or comment with regard to the Reconciliation Statement, and the parties shall cooperate in good faith to resolve such objections or comments and to arrive at a final Reconciliation Statement.  If Seller does not comment or object to the Reconciliation Statement within such ten (10) day period, Seller shall be deemed to have approved the Reconciliation Statement.  If Seller collected such estimated prepayments of Pass Through Charges in excess of each tenant’s share of such Pass Through Charges actually incurred by Seller (or deemed to have been accrued or incurred by Seller under the applicable Lease), then Seller shall, within 30 days after Seller’s approval of the Reconciliation Statement, pay Buyer such excess (as prorated to the Closing Date).  If Seller collected estimated payments of Pass-Through Charges that are less than each tenant’s share of such Pass Through Charges actually incurred by Seller (or deemed to have been accrued or incurred by Seller under the applicable Lease) (each, a “Tenant True-Up Collectible“), then Buyer shall pay Seller each such Tenant True-Up Collectible (as prorated to the Closing Date) within ten (10) days after Buyer collects the Tenant True-Up Collectible from each such tenant.  Buyer shall use reasonable efforts to collect all Tenant True-Up Collectibles; provided, however, that Buyer shall have no obligation to take legal action to collect such amounts.
(c)Absent an agreement by Buyer and Seller to the contrary, Seller shall retain all interest in and shall not assign to Buyer any deposits which Seller has posted with any of the utility services or companies servicing the Property.

This Section 5.2 shall survive the Closing and not be merged therein.

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5.3Real Estate Taxes and Assessments.
(a)Real estate and personal property taxes and assessments, both general and special (collectively, “Taxes“), assessed shall be adjusted and prorated based on (i) the periods of ownership of the Property by Seller and Buyer, and (ii) the most current official real property tax information available from the county assessor’s office where the Property is located or other assessing authorities.  If real property tax and assessment figures for the taxes or assessments to be apportioned between Buyer and Seller pursuant to this Section 5.3 are not available, real property taxes shall be prorated based on the most recent assessment, subject to further and final adjustment when the tax rate and/or assessed valuation for such taxes and assessments for the Property is fixed.  In the event that the Property or any part thereof shall be or shall have been affected by an assessment or assessments, whether or not the same become payable in annual installments, Seller shall, at the Closing, be responsible for any installments due prior to the Closing and Buyer shall be responsible for any installments due on or after the Closing.
(b)Notwithstanding the provisions of this Section 5.3, (i) with respect to tenants that, pursuant to the terms of their Leases, are obligated to pay Taxes directly to the taxing authorities, if any, no adjustment between the Buyer and the Seller shall be made on account of such portion of the Taxes so payable, and (ii) with respect to tenants that make additional rent payment in respect of Taxes upon payment by the landlord of such amounts (i.e., annual tax payers), an adjustment of the entire recoverable amount from such tenants of the Taxes due and payable by the landlord in the calendar year in which the Closing occurs shall be prorated at Closing based on the respective periods of ownership of the Property in such year by the Seller and the Buyer.
(c)Notwithstanding the foregoing, any real estate tax refunds or rebates which apply to periods before the Closing Date shall remain the property of Seller, and Seller shall have the right to file and pursue any appeals with respect to tax assessments for the Property for any calendar year in which Seller owns the Property for the entirety of such year. Buyer shall have the right to file and pursue any appeals with respect to tax assessments for the Property for the calendar year in which the Closing occurs (a “Current Year Appeal“). If Buyer is successful in any Current Year Appeal, Buyer and Seller shall share in the cost of any such appeal and rebates or refunds in the same proportion as the proration of Taxes set forth on the settlement statement executed by the parties at Closing; provided however, that in no event shall Buyer be obligated for appeal costs that exceed the amount of rebates or refunds that Buyer actually receives and is entitled to retain.  Buyer will calculate and refund to tenants’ accounts credits (net of appeal costs) where applicable. Buyer will provide copies of this calculation, along with copies of the refund notices to Seller, along with any balance due to Seller.  All prorations hereunder shall be made within thirty (30) days after presentment of invoices or receipt of amounts applicable to this Section 5.3(c).

This Section 5.3 shall survive the Closing and not be merged therein.

5.4Costs to be Paid by Seller.  Seller shall pay or be charged with the following costs and expenses in connection with this transaction:

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(a)all documentary stamp taxes or similar taxes imposed upon the transfer of the Property by applicable law;
(b)one half of escrow and closing fees;
(c)the commission due to the Broker, as described and defined in Section 11 below;
(d)recording costs relating to the satisfaction of any Title Objections undertaken by Seller; and
(e)the fees and expenses of Seller’s attorney(s).

This Section 5.4 shall survive the Closing or, as applicable, any termination of this Agreement and shall not be merged therein.

5.5Costs to be Paid by Buyer.  Buyer shall pay the following costs and expenses in connection with this transaction:
(a)all title charges and premiums (including search fees and charges and premiums relating to the Commitment, any Commitment updates, the Title Policy and any endorsements thereto and reinsurance charges therefor);
(b)one half of escrow and closing fees;
(c)the cost of recording the Deed;
(d)the cost of the Survey, if obtained;
(e)all costs and expenses in connection with Buyer’s financing, including without limitation, all loan title insurance costs, mortgage taxes and the cost of filing all documents necessary to complete such financing;
(f)all costs incurred by Buyer in connection with its due diligence or other activities related to the Property; and
(g)the fees and expenses of Buyer’s attorney(s).

This Section 5.5 shall survive the Closing or, as applicable, any termination of this Agreement and shall not be merged therein.

5.6Security Deposits.  At Closing, all outstanding cash security deposits delivered by the tenants under the Leases, to the extent not applied prior to Closing in accordance with the applicable Leases (including, without limitation, application by Seller against any accounts receivable from such tenants that are due Seller), shall be credited to Buyer as a credit against the Purchase Price and shall be retained by Seller free and clear of any and all claims on the part of tenants.  Buyer shall be responsible for maintaining as security deposits the aggregate amount so

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credited to Buyer in accordance with all applicable laws, rules and regulations, and in accordance with the provisions of the Leases relevant thereto.

This Section 5.6 shall survive the Closing and not be merged therein.

5.7Leasing Costs.  Buyer will receive a credit at Closing for any outstanding unamortized Leasing Costs (as hereinafter defined) as of the Closing Date relating to (a) Leases in effect on the Effective Date and (b) as otherwise specified in Section 6.5(c); provided, however, no such credit will be available for Leasing Costs payable with respect (i) the lease with PT Solutions Holdings, LLC dated January 15, 2020 (the “PT Solutions Lease“), (ii) to rights and options of tenants under their Leases which have not yet been unconditionally exercised as of January 8, 2020, and (iii) any other Leasing Costs which Buyer is obligated to pay under Section 6.5(c), shall be the sole responsibility of Buyer.  If Seller pays any Leasing Costs prior to Closing for which Buyer is responsible pursuant to the terms of this Agreement, Seller shall receive a credit at Closing in reimbursement thereof.
5.8Insurance Policies.  Premiums on insurance policies will not be adjusted.  As of the Closing Date, Seller will terminate its insurance coverage with respect to the Property and Buyer will obtain its own insurance coverage.
SECTION 6.POSSESSION AND CLOSING.
6.1Closing.  The transaction contemplated herein shall be closed by mail through, or at the office of, the Escrow Agent at such time and on such date as may be agreed upon by Buyer and Seller; provided, however, that absent such agreement the closing shall occur on or before 11:00 AM (Eastern Time) on March 16, 2020; provided, however, (a) Seller shall have the right, upon written notice to Buyer, to extend the Closing Date for up to thirty (30) days in the aggregate if Seller determines that additional time is needed to cure any Objections or to obtain any Tenant Estoppels, and (b) Buyer shall have the right, upon written notice to Seller delivered to Seller no later than February 18, 2020, to accelerate the Closing Date to February 28, 2020 so long as it waives any deficiency regarding Tenant Estoppels and any other conditions precedent to Closing except Seller’s Closing Documents delivery requirements under Section 6.2.  The time and date of such closing is referred to herein as the “Closing Date“ or the “Closing.”
6.2Seller’s and Buyer’s Closing Deliveries.
(a)To effect the Closing, Seller shall deliver to the Escrow Agent the following: (i) the Deed; (ii) signed counterparts of a bill of sale in the form attached hereto as Exhibit “D” (the “Bill of Sale“) conveying Seller’s interest in all Personal Property to Buyer in an AS-IS, WHERE-IS condition; (iii) signed counterparts of an assignment and assumption of contracts on the form attached hereto as Exhibit “E” (the “Assignment of Contracts“) assigning Seller’s interest in (A) the Service Contracts assumed or deemed assumed by Buyer pursuant to Section 8.3, and (B) the Intangibles, (iv) signed counterparts of the Assignment of Leases; (v) a certificate and affidavit of non-foreign status; (vi) an affidavit as to the Georgia residency status of Seller in customary form, or an affidavit of Seller’s gain (or no gain) limiting (or eliminating) the withholding tax requirement under O.C.G.A Section 48-7-128; (vii) a completed 1099-S request for taxpayer identification

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number and certification and acknowledgment; (viii) the Title Affidavit; (ix) signed notices to all tenants and other occupants of the Property, substantially in the form of Exhibit “F” attached hereto and made a part hereof, advising them of the sale of the Property and directing them where to send all future rent and notices; (x) to the extent required by the Title Company, certificates or resolutions of Seller authorizing the sale of the Property pursuant to this Agreement and evidencing the authority of the officer executing the closing documents on behalf of Seller; (xi) a certificate certifying that Seller’s representations and warranties in Section 9.1 (as updated to incorporate changes in circumstances that are not due to a breach or default by Seller under this Agreement) remain true and correct in all material respects as of the Closing Date; (xii) a commercial real estate broker’s affidavit and lien waiver in form and content reasonably satisfactory to the Title Company, executed by Broker (as defined below), and sufficient to discharge under Georgia law any lien rights in or against the Property of Broker, (xiii) a settlement statement with respect to the Closing prepared by Escrow Agent and acceptable to Seller and Buyer (the “Settlement Statement“), (xiv) an assignment of the rights, powers and reservations of “Developer” under that  certain Declaration of Restrictions and Easements by Bell Sembler II, LLC For Perimeter Place, Atlanta, Georgia dated April 30, 2004, and recorded on May 3, 2004, in Deed Book 16084, Page 634 and re-recorded on May 10, 2004, in Deed Book 16116, Page 400 in the Office of the Clerk of Superior Court of Dekalb County (the “Records“), as amended by that First Amendment to Declaration of Restrictions and Easements dated December 16, 2004, and recorded December 17, 2004, in Deed Book 16917, Page 85 of the Records, as affected by that Joinder by Target Corporation recorded June 15, 2004, in Deed Book 16261, page 307, of the Records, as further affected by Joinder by Neuse, Incorporated recorded June 15, 2004, and recorded in Deed Book 16261, Page 308 of the Records (together with any joinders thereto or amendments thereof, the “REA“) substantially in the form of Exhibit “K” attached hereto and made a part hereof (the “REA Developer Assignment“), (xv) an assignment of the status of “Approving Party” for the Property under that certain Operation and Easement Agreement between Target Corporation and Bell Sembler II, LLC For Perimeter Place, Atlanta, Georgia dated April 30, 2004 and recorded in May 3, 2004 in Deed Book 16084, Page 688 of the Records, (as amended, the “OEA“) substantially in the form of Exhibit ”L” attached hereto and made a part hereof (the “OEA Approving Party Assignment“), (xvi) a notice of transfer of the Property pursuant to Section 1.15 of the OEA including the information required thereunder, (xvii) the resignation as a director or officer (or both, as applicable) of any representative or employee of Seller or its property manager (serving on behalf of Seller), or of an Affiliate or agent of Seller or its property manager (serving on behalf of Seller), of any person who serves as a director or officer of the Perimeter Place Master Condominium Association, Inc. (the “Association“) established by the Declaration of Condominium for Perimeter Place Master Condominium made July 19, 2006 by Lincoln Perimeter Center LLC and recorded on July 19, 2006 in Deed Book 18944, Page 171 of the Records (the “Condo Declaration“); (xviii) signed counterparts of the Escrow Holdback Agreement; and (xviv) such other closing documents as may be reasonably necessary to consummate the transactions contemplated herein.  In addition, within three (3) business days following the Closing, Seller shall deliver to Buyer or make available to Buyer at the Property executed original counterparts of all Leases in Seller’s possession.

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(b)To effect the Closing, Buyer shall deliver to the Escrow Agent: (i) funds in the amount of the Purchase Price, less the Earnest Money, subject to the adjustments, credits and prorations contemplated in this Agreement, (ii) signed counterparts of (A) the Assignment of Leases; (B) Assignment of Contracts, (C) REA Developer Assignment, (D) OEA Approving Party Assignment, (E) Escrow Holdback Agreement, and (F) the Settlement Statement; (iii) a certificate certifying that Seller’s representations and warranties in Section 9.2 remain true and correct in all material respects as of the Closing Date; (iv) a broker’s certification or affidavit in form and content reasonably satisfactory to the Title Company, executed by Buyer, confirming that Buyer has not retained a commercial real estate broker in connection with its purchase of the Property in connection with Agreement, and (v) such other closing documents as may be required by the Title Company for the issuance of the Title Policy or reasonably necessary to consummate the transactions contemplated herein.
(c)Unless otherwise provided herein, all documents and funds necessary for Closing shall be deposited in escrow at or before 11:00 AM on the Closing Date.  At Closing, the Escrow Agent shall: (i) deliver the Deed to Buyer by filing the Deed for record in the public records for the jurisdiction in which the Property is located; (ii) pay to Seller the Earnest Money and the balance of the Purchase Price subject to adjustments, credits and prorations as contemplated in this Agreement; (iii) cause the Title Company to issue or to unconditionally commit to issue the Title Policy; and (iv) charge Seller and Buyer for the closing costs as set forth in Section 5 above.  Seller shall deliver exclusive possession of the Property to Buyer at the Closing, subject to the rights of any parties under the Permitted Exceptions.
6.3Tenant and Seller Estoppels.  In accordance with the further terms and conditions of this Section 6.3, Seller shall use its commercially reasonable efforts to provide tenant estoppel certificates (the “Tenant Estoppels“) from tenants under the Leases.  Notwithstanding the foregoing, at a minimum Seller shall deliver to Buyer at or prior to Closing a Tenant Estoppel from: (i) Ross Dress for Less, Inc., Michael’s, Crunch Fitness, La-Z-Boy and Q Research Solutions (Coca Cola), (collectively, the “Major Tenants“); and (ii) tenants under the Leases leasing, together with the Major Tenants, not less than seventy five percent (75%) of the leased area of the Property (collectively, the “Required Estoppels“).  The form of the Tenant Estoppel shall be substantially in the form of Exhibit ”G” attached hereto and made a part hereof; provided, however, that (a) if any tenant is required or permitted under the terms of its Lease to provide less information or to otherwise make different statements in a certification of such nature than are set forth on Exhibit ”G”, then Buyer shall accept any modifications made to such estoppel certificate that are consistent with the minimum requirements set forth in such tenant’s Lease, (b) if the previously agreed form of estoppel is prescribed in any Lease, then Buyer shall accept the form of estoppel so prescribed, and (c) if any tenant is a national tenant, Buyer shall accept the customary form of estoppels that such national tenant is willing to provide.  Buyer shall prepare drafts of Tenant Estoppels for each tenant and submit such drafts to Seller prior to presentment by Seller to the tenants.  Seller agrees to review and provide Buyer with any reasonable comments to such drafts within two (2) business days of receipt thereof.  In the event Seller has been unable to obtain the Required Estoppels at or prior to Closing, and subject to Buyer’s right to accelerate Closing to February 28, 2020 and waive any deficiency in the Required Estoppel requirement, Seller shall have the right, upon written notice to Buyer, to extend the Closing Date by up to thirty (30) days

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in order to allow Seller additional time to obtain the Required Estoppels.  Seller shall have no obligation to update any previously received Tenant Estoppels at or prior to Closing. Notwithstanding anything contained herein to the contrary, Buyer shall have the right to reject modifications to an approved form of Tenant Estoppel that reveal material breaches by Seller under the applicable Lease or otherwise conflict in any material respect with (i) Seller’s representations and warranties set forth in Section 9.1 or (ii) the terms of the Leases in any material respect. Any Tenant Estoppel so rejected shall not be counted towards satisfaction of the Required Estoppels.  Notwithstanding that Tenant Estoppels relating to Leases which include one or more guaranties may include as part of the Tenant Estoppels a certification to be executed by the Lease guarantor(s), if the Lease does not require the guarantor to sign a certification included with the Tenant Estoppel, the Tenant Estoppel delivered with respect to the guaranteed Lease will not be considered unacceptable merely as a result of the failure of the Lease guarantor(s) to execute the requested certification.

Additionally, in the event that Seller has not been able to obtain a Tenant Estoppel from such tenants, Seller shall have the option, but not the obligation, to deliver Seller estoppel certificates (“Seller Estoppels“) at or prior to Closing relating to any tenants on the Property (excluding the Major Tenants) comprising not more than ten percent (10%) of the total leasable space area of the Property, which Seller Estoppels shall be substantially in the form of Exhibit ”G” attached hereto and made a part hereof.  A Seller Estoppel (if given) shall be an acceptable substitute for the respective Tenant Estoppel not yet received and shall count toward the delivery requirement with respect to the Required Estoppels.  The statements made by Seller in any Seller Estoppel (if given) shall be deemed to be representations and warranties of Seller contained in this Agreement to the same extent, and with the same effect, as if such representations and warranties were set forth in Section 9.1 of this Agreement and shall be subject to all of the terms and provisions of Section 9.1 of this Agreement, including, without limitation, the Floor (as hereinafter defined), the Cap (as hereinafter defined) and the Survival Period (as hereinafter defined).  Notwithstanding anything contained herein to the contrary, in the event Seller delivers a Seller Estoppel to Buyer or Buyer otherwise obtains (a) prior to the Closing, or (b) after the Closing, provided that such Tenant Estoppel received post-Closing is materially consistent with the Seller Estoppel previously delivered with respect to such tenant (each, a “Corresponding Tenant Estoppel“), then such Corresponding Tenant Estoppel shall be substituted for the Seller Estoppel previously delivered with respect to such tenant, and such Seller Estoppel previously delivered with respect to such tenant shall automatically become null and void and be of no further force or effect and Seller shall have no liability therefor.

Notwithstanding anything contained herein to the contrary, if Buyer has not received the Required Estoppels in accordance with the terms of this Section 6.3 at or before the scheduled Closing Date (as may be extended), Seller shall not be deemed in default of this Agreement but Buyer shall have the right either (i) to terminate this Agreement, in which event the Earnest Money shall be returned to Buyer promptly and neither Seller nor Buyer shall have any further rights or obligations hereunder, except for those obligations which are expressly stated in this Agreement to survive any termination of this Agreement, or (ii) to waive such requirement and proceed to Closing.

6.4Additional Estoppels.  At or prior to Closing, Seller shall deliver: (a) an estoppel from each of The Manhattan Condominium Association, Inc., the Association, and Target

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Corporation, as an “Owner“ under the REA, in substantially in the form of Exhibit “M” attached hereto and made a part hereof (the “REA Estoppels“), (b) an estoppel from Target Corporation, as a “Party“ under the OEA substantially in the form of Exhibit “N” attached hereto and made a part hereof (the “OEA Estoppel“), and (c) an estoppel from the Association with respect to the Condo Declaration substantially in the form of Exhibit “O” attached hereto and made a part hereof (the “Condo Estoppel“).  The delivery of the executed REA Estoppels, the executed OEA Estoppel, and the executed Condo Estoppel within such time period referenced above shall be a condition of Closing; however, the failure or inability of Seller to obtain and deliver any REA estoppels, OEA Estoppel or Condo Estoppel shall not constitute a default by Seller under this Agreement.
6.5Covenants of Seller Pending Closing.
(a)From and after the Effective Date through the Closing Date, Seller shall not: (i) except for the Verizon Wireless Lease Renewal or as may be required pursuant to any Leases, modify, cancel, extend or otherwise change in any manner the terms and provisions of the Leases, (ii) enter into any contracts for services or otherwise that may be binding upon the Property following Closing or upon Buyer; (iii) voluntarily grant any easements or other encumbrances on the Property; (iv) take any legal action in connection with the Property; or (v) except for the PT Solutions Lease and the Contender eSports Lease, enter into any new leases, licenses or occupancy agreements of space in the Property; in each instance without the express prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed during the Due Diligence Period and in Buyer’s sole discretion after the Due Diligence Period and prior to Closing.  Buyer agrees to deliver to Seller such consent or refusal of consent, in writing (and in the event Buyer refuses consent, Buyer shall include with such written refusal, with reasonable specificity, Buyer’s reasons for refusing consent), within three (3) business days after receipt of a written request from Seller seeking any such consent. In the event Buyer fails to deliver to Seller such consent or refusal of consent (including Buyer’s reasons therefore), in writing, within three (3) business days after receipt of a written request from Seller seeking any such consent, Buyer shall be deemed to have consented, in all respects, to any and all matters set forth in the written request from Seller.
(b)From the Effective Date through the Closing Date, Seller shall continue to operate and insure the Property in substantially the same manner as Seller has prior to the Effective Date; provided, however, that Seller shall have no obligation to make any capital improvements to the Property.
(c)In the event the parties consummate the transaction contemplated by this Agreement, Buyer shall, and hereby covenants and agrees to, be responsible for any and all Leasing Costs in respect of (i) the PT Solutions Lease, and (ii) except as otherwise provided below, any new lease entered into after the Effective Date with the approval or deemed approval of Buyer or any renewal, extension or expansion of any existing Lease (A) entered into after January 8, 2020, relating to the exercise by the tenant of a right or option in such Lease, or (B) otherwise entered into after the Effective Date with the approval or deemed approval of Buyer (unless Seller received, and is entitled hereunder to retain, any rental income in respect of such new lease, renewal, extension or expansion

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prior to Closing, in which event such Leasing Costs shall be equitably prorated between Seller and Buyer based on their respective periods of ownership during such new lease term or Lease renewal, extension or expansion term).  Notwithstanding the foregoing Seller anticipates executing prior to Closing a Lease renewal with Verizon Wireless (the “Verizon Wireless Lease Renewal“) and Seller shall provide Buyer with a credit at Closing for all outstanding Leasing Costs for the Verizon Wireless Lease Renewal; provided however that if the Verizon Wireless Lease Renewal is not executed prior to Closing then Seller shall provide Buyer with a credit at Closing for all Leasing Costs that would have been incurred with respect to the Verizon Wireless Lease Renewal had same been executed prior to Closing as such Leasing costs are quantified in Exhibit “H.”  All of the obligations of Buyer under this Section 6.5(c) shall survive Closing.
6.6Investor Approval Condition.  Seller’s obligation to consummate the Closing shall be conditioned upon Seller having obtained from Seller’s investors prior to Closing approval to consummate the Closing in accordance with the terms of this Agreement (the “Approval”).  Seller agrees (a) to use commercially reasonable efforts to secure the Approval prior to February 14, 2020, and, in the event the Approval is not obtained prior to February 14, 2020, shall continue to use commercially reasonable efforts to secure the Approval prior to the scheduled Closing Date, and (b) to promptly notify Buyer if and when such approval has been obtained.
SECTION 7.CONDITION OF PROPERTY.
7.1“As-Is” Condition.  BUYER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT BUYER WILL HAVE, AS OF CLOSING, THOROUGHLY INSPECTED AND EXAMINED THE STATUS OF TITLE TO THE PROPERTY AND THE PHYSICAL CONDITION OF THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY BUYER IN ORDER TO ENABLE BUYER TO EVALUATE THE PURCHASE OF THE PROPERTY.  BUYER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN, AND SUBJECT TO THE LIMITATIONS OF, SECTIONS 9.1 AND 11 OF THIS AGREEMENT AND ANY CLOSING DOCUMENTS EXECUTED BY SELLER AND DELIVERED AT CLOSING (COLLECTIVELY, THE “CLOSING DOCUMENTS“), BUYER IS RELYING SOLELY UPON THE INSPECTION, EXAMINATION, AND EVALUATION OF THE PHYSICAL CONDITION OF THE PROPERTY BY BUYER AND HAS NOT RELIED UPON THE DUE DILIGENCE MATERIALS OR ANY INFORMATION PROVIDED BY, OR ANY WRITTEN OR ORAL REPRESENTATIONS, WARRANTIES OR STATEMENTS, WHETHER EXPRESS OR IMPLIED, MADE BY SELLER, OR ANY PARTNER OF SELLER, OR ANY AFFILIATE, AGENT, EMPLOYEE, OR OTHER REPRESENTATIVE OF ANY OF THE FOREGOING OR BY ANY BROKER OR ANY OTHER PERSON REPRESENTING OR PURPORTING TO REPRESENT SELLER WITH RESPECT TO THE PROPERTY, THE CONDITION OF THE PROPERTY OR ANY OTHER MATTER AFFECTING OR RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY.  BUYER IS PURCHASING, AND AT CLOSING WILL ACCEPT, THE PROPERTY ON AN “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS, WARRANTIES AND/OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN, AND SUBJECT TO THE LIMITATIONS OF, SECTIONS 9.1 AND 11 OF THIS AGREEMENT AND THE CLOSING

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DOCUMENTS.  BUYER ACKNOWLEDGES THAT SELLER HAS NO OBLIGATION TO ALTER, REPAIR OR IMPROVE THE PROPERTY.

AS USED IN THE PRIOR PARAGRAPH, THE TERM “CONDITION OF THE PROPERTY“ MEANS THE FOLLOWING MATTERS: (I) THE QUALITY, NATURE AND ADEQUACY OF THE PHYSICAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE QUALITY OF THE DESIGN, LABOR AND MATERIALS USED TO CONSTRUCT THE IMPROVEMENTS INCLUDED IN THE PROPERTY; THE CONDITION OF STRUCTURAL ELEMENTS, FOUNDATIONS, ROOFS, GLASS, MECHANICAL, PLUMBING, ELECTRICAL, HVAC, SEWAGE, AND UTILITY COMPONENTS AND SYSTEMS; THE CAPACITY OR AVAILABILITY OF SEWER, WATER, OR OTHER UTILITIES; THE GEOLOGY, FLORA, FAUNA, SOILS, SUBSURFACE CONDITIONS, GROUNDWATER, LANDSCAPING, AND IRRIGATION OF OR WITH RESPECT TO THE PROPERTY; THE LOCATION OF THE PROPERTY IN OR NEAR ANY SPECIAL TAXING DISTRICT, FLOOD HAZARD ZONE, WETLANDS AREA, PROTECTED HABITAT, GEOLOGICAL FAULT OR SUBSIDENCE ZONE, HAZARDOUS WASTE DISPOSAL OR CLEAN-UP SITE, OR OTHER SPECIAL AREA; THE EXISTENCE, LOCATION, OR CONDITION OF INGRESS, EGRESS, ACCESS, AND PARKING; THE CONDITION OF THE PERSONAL PROPERTY AND ANY FIXTURES; AND THE PRESENCE OF ANY ASBESTOS OR OTHER HAZARDOUS MATERIALS, DANGEROUS, OR TOXIC SUBSTANCE, MATERIAL OR WASTE IN, ON, UNDER OR ABOUT THE PROPERTY AND THE IMPROVEMENTS LOCATED THEREON; AND (II) THE COMPLIANCE OR NON-COMPLIANCE OF SELLER WITH, OR THE OPERATION OF THE PROPERTY OR ANY PART THEREOF IN ACCORDANCE WITH, AND THE CONTENTS OF: (A) ALL CODES, LAWS, ORDINANCES, REGULATIONS, AGREEMENTS, LICENSES, PERMITS, APPROVALS AND APPLICATIONS OF OR WITH ANY GOVERNMENTAL AUTHORITIES ASSERTING JURISDICTION OVER THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO ZONING, BUILDING, PUBLIC WORKS, PARKING, FIRE AND POLICE ACCESS, HANDICAP ACCESS, LIFE SAFETY, SUBDIVISION AND SUBDIVISION SALES, AND HAZARDOUS MATERIALS, DANGEROUS, AND TOXIC SUBSTANCES, MATERIALS, CONDITIONS OR WASTE, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY INCLUDING THOSE THAT WOULD CAUSE STATE OR FEDERAL AGENCIES TO ORDER A CLEAN UP OF THE PROPERTY UNDER ANY APPLICABLE LEGAL REQUIREMENTS; AND (B) ALL AGREEMENTS, COVENANTS, CONDITIONS, RESTRICTIONS (PUBLIC OR PRIVATE), CONDOMINIUM PLANS, DEVELOPMENT AGREEMENTS, SITE PLANS, BUILDING PERMITS, BUILDING RULES, AND OTHER INSTRUMENTS AND DOCUMENTS GOVERNING OR AFFECTING THE USE, MANAGEMENT, AND OPERATION OF THE PROPERTY.

7.2Release of Claims Under Environmental Laws.  Buyer, on behalf of itself and all future owners and occupants of the Property, hereby waives and releases Seller from any claims for recovery of costs associated with conduct of any voluntary action or any remedial responses, corrective action or closure under any applicable federal, state or local environmental laws (“Environmental Laws“).  For purposes of this Agreement, the term “Environmental Laws” shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA“), 42 U.S.C. § 9601 et seq. and the Resource Conservation and

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Recovery Act (“RCRA“), 42 U.S.C. § 6901 et seq., as amended from time to time; and any similar federal, state and local laws and ordinances and the regulations and rules implementing such statutes, laws and ordinances.  The foregoing waiver and release shall be set forth in the Deed and shall be binding upon all future owners and occupants of the Property.

The provisions of this Section 7 shall survive the Closing.

SECTION 8.DUE DILIGENCE.
8.1Seller’s Due Diligence Materials.  Seller has made available (either at a physical location or via electronic data room) or delivered to Buyer, as and if available, the information set forth on Schedule 8.1 to facilitate Buyer’s due diligence review of the Property (the “Due Diligence Material“).  Seller, however, shall have no liability with regard to such Due Diligence Material and shall not be required to update the Due Diligence Material or to provide any such Due Diligence Material that is not in Seller’s custody or control.  Further, except as specifically set forth in Section 9.1, Seller makes no representation or warranty regarding the accuracy of the information contained in the Due Diligence Material and Seller shall have no obligation or liability with respect to any of the Due Diligence Material.  Buyer acknowledges and agrees that all materials, data and information delivered by Seller to Buyer in connection with the transaction contemplated hereby are provided to Buyer as a convenience only and that any reliance on or use of such materials, data or information by Buyer shall be at the sole risk of Buyer and without recourse to Seller.
8.2Inspections and Reports; Review of Commitment and Survey.  During the period commencing on the Effective Date and expiring at 5:00 PM (Eastern Time) on February 14, 2020 (the “Due Diligence Period“), Seller shall permit Buyer and Buyer’s representatives to enter the Property at any time for the purpose of conducting non-invasive inspections and investigations reasonably required by Buyer in order to determine the suitability of the Property for Buyer’s purposes (collectively, the “Inspections“).  During the Due Diligence Period, Buyer shall also review the status of title to the Property as set forth in the Commitment and all matters relating to the Survey pursuant to Section 3.2 herein.  No Inspections shall be conducted without reasonable prior notice to Seller and Seller’s prior approval as to the time and manner thereof, which approval shall not be unreasonably withheld, conditioned or delayed with respect to non-invasive inspection.

Notwithstanding anything to the contrary set forth in this Agreement, in no event shall Buyer or its representatives, without the prior written consent of Seller in each instance, which consent may be withheld in Seller’s sole and absolute discretion:  (a) make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings, water, air, vapor or ACM samplings or the like), and/or (b) contact any employee, agent or contractor at the Property or contact any governmental authority having jurisdiction over the Property for other than routine due diligence investigations such as seeking copies of certificates of occupancy and operating permits and confirming the Property’s compliance with zoning and building code requirements; provided, however, during the Due Diligence Period, Buyer may conduct tenant interviews (“Tenant Interviews“), subject to the terms and conditions set forth herein. Buyer shall deliver to Seller a list of tenants that Buyer wishes to interview (each, a “Stipulated Tenant“), and Seller shall, within two (2) business day after receipt thereof, notify and contact the Stipulated

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Tenants and shall use commercially reasonable efforts to coordinate an interview between each Stipulated Tenant and Buyer. All Tenant Interviews must be coordinated by Seller, and a representative of Seller shall be given the opportunity to be present at each Tenant Interview, provided that Buyer shall not be required to delay any Tenant Interview due to the unavailability of any such representative for more than two (2) business days.

Buyer shall promptly repair any damage to the Property attributable to the conduct of the Inspections, and shall promptly return the Property to substantially the same condition as existed prior to the conduct thereof.  At Seller’s request, any such Inspection shall be performed in the presence of a representative of Seller.  Any such Inspection shall be subject to any limitation under the Leases and shall be performed in a manner which does not interfere with the use, operation, or enjoyment of the Property, including, but not limited to, the rights of any tenant on the Property.  Upon Seller’s request therefor, Buyer shall cause copies of such information and written materials obtained or generated in connection with the conduct of all Inspections, including any tests and environmental studies conducted of the Property (“Reports“), to be delivered to Seller upon issuance thereof without cost to Seller.

If the results of the Inspections or the Reports are not acceptable to Buyer, Buyer, in its sole discretion, may terminate this Agreement by written notice given to Seller prior to the expiration of the Due Diligence Period, in which event Buyer shall receive a refund of the Earnest Money and neither of the parties hereto shall have any further rights or obligations hereunder except for obligations that specifically survive the termination of this Agreement.  If Buyer fails to terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer shall be deemed to have waived the termination right set forth in this Section, and elected to proceed with the purchase of the Property.  In addition, except as otherwise specifically provided herein, the Earnest Money shall become nonrefundable to Buyer, but shall remain applicable to the Purchase Price at Closing.

Buyer hereby agrees to indemnify, defend and hold harmless Seller and Seller’s affiliates, agents and property manager (collectively, the “Seller Parties“) from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements), suffered or incurred by Seller or any Seller Parties to the extent arising out of (a) the acts and omissions of Buyer or its representatives’ access upon the Property or investigations thereon, and (b) any liens or encumbrances filed or recorded against the Property as a consequence of such investigations.  The foregoing indemnity shall not include any claims, demands, causes of action, losses, damages, liabilities, costs or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) that result from (i) the mere discovery of existing conditions on the Property which have not been exacerbated as a result of Buyer’s Inspections, or (ii) the negligence or willful misconduct of Seller.  Buyer acknowledges and agrees that any such Inspections conducted by Buyer or Buyer’s agents and representatives shall be solely at the risk of Buyer.  Buyer shall carry commercial general liability insurance covering all activities conducted by Buyer, its agents, contractors and engineers on the Property.  Such insurance shall have limits of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence and not less than Two Million Dollars ($2,000,000.00) on a general aggregate basis for bodily injury, death, or property damage, together with excess (umbrella) liability insurance with limits of not less than Three Million Dollars ($3,000,000.00), and shall name Seller (and such additional parties as Seller may

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reasonably request) as an additional insured.  Prior to any entry onto the Property by Buyer or its agents or representatives, and as a condition to Buyer’s right to enter onto the Property, Buyer shall provide proof of such insurance to Seller. All of the obligations of Buyer under this Section 8.2 shall survive Closing or the termination of this Agreement.

8.3Service Contracts.  Prior to the expiration of the Due Diligence Period, Buyer will advise Seller in writing which Service Contracts Buyer will assume and which Service Contracts Buyer requests be terminated at Closing (and Buyer’s failure to so advise Seller in writing shall be deemed to constitute Buyer’s election to assume all Service Contracts).  Seller shall deliver at Closing notices of termination of all Service Contracts, if any, that are not so assumed or deemed assumed and which may be terminated by Seller without the payment of any penalty or fee.  Notwithstanding the foregoing, Seller shall terminate, as of the Closing Date, all existing property management and leasing agreements with respect to the Property; provided, however, notwithstanding the termination at or prior to Closing of the leasing agreement with Colliers International Atlanta, LLC identified in Exhibit “I” (the “Leasing Agreement“), Buyer agrees that should Buyer at Closing receive a credit for any Leasing Commissions payable post-Closing, Buyer agrees to assume Seller’s obligations under the Leasing Agreement to pay such commissions to the extent of the credit received therefor as and when due pursuant to the terms of the Leasing Agreement.  Notwithstanding the aforesaid, Buyer hereby acknowledges and agrees that Buyer will be obligated to assume at Closing one or more Service Contracts if and as specifically indicated in Exhibit “I.”

The provisions of this Section 8.3 shall survive the Closing.

8.4Confidentiality.  Buyer agrees that it shall treat all Due Diligence Material and Reports as confidential materials and shall not disclose any portion thereof except: (a) to the extent necessary in connection with its evaluation of the Property; (b) to the extent legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) or is otherwise required by applicable laws or regulations, including without limitation, Securities and Exchange Commission regulations; (c) to Buyer’s mortgage lender(s) or investors, if any, involved in the transaction contemplated by this Agreement (subject to similar confidentiality commitments by such parties); or (d) with the express written consent of Seller.  Confidential Information shall not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by Buyer or its representatives), (ii) was available to Buyer or its representatives from a source other than Seller or its representatives and to Buyer’s knowledge was not disclosed in violation of a confidentiality restriction, or (iii) has been independently acquired or developed by Buyer or its representatives (i.e., not based on any of the information described in clauses (a) or (b)) without violating any of Buyer’s obligations under this Agreement.  If this Agreement terminates in accordance with the terms hereof, Buyer shall promptly return to Seller or destroy all Due Diligence Material it received and deliver to Seller any Reports not previously shared with Seller and shall not retain any copies of the Due Diligence Material or Reports.  Notwithstanding any provision in this Agreement to the contrary, neither Buyer nor Buyer’s agents shall contact any governmental authority regarding Buyer’s discovery of any Hazardous Substances (as hereinafter defined) on, or any environmental or other physical conditions at, the Property without Seller’s prior written consent thereto.  In addition, if Seller’s consent is obtained by Buyer, Seller shall be entitled to receive at least five (5) business days prior

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written notice of the intended contact and to have a representative present when Buyer has any such contact with any governmental official or representative.  For the purposes of this Agreement, the term “Hazardous Substances“ shall have the same definition as is set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq. (the “Superfund Act“); provided, however, that the definition of the term “Hazardous Substances” shall also include (if not included within the definition contained in the Superfund Act) petroleum and related byproducts, hydrocarbons, radon, asbestos, urea formaldehyde and polychlorinated biphenyl compounds.  Buyer agrees that Seller may seek injunctive relief to prevent or limit an unauthorized disclosure of the Due Diligence Material and Reports and unauthorized contact with a governmental agency and also may pursue any other remedies available under law or equity as a result of a breach or anticipated breach of this Section.  All of the obligations of Buyer under this Section shall survive the termination of this Agreement.

The provisions of this Section 8.4 shall survive the termination of this Agreement.

SECTION 9.REPRESENTATIONS AND WARRANTIES.
9.1By Seller.  Seller represents and warrants to Buyer that:
(a)Seller is a limited partnership duly organized and validly existing under the laws of the State of Delaware and qualified to do business in the State of Georgia.
(b)Seller has the capacity and authority to execute this Agreement and perform the obligations of Seller under this Agreement.  All action necessary to authorize the execution, delivery and performance of this Agreement by Seller has been taken, and such action has not been rescinded or modified.  Upon the execution of this Agreement, this Agreement will be legally binding upon Seller.  The persons signing this Agreement on behalf of Seller have been duly authorized to sign and deliver this Agreement on behalf of Seller.
(c)Seller is not subject to any judgment or decree of a court of competent jurisdiction or governmental agency that would materially adversely limit or restrict Seller’s right to enter into or ability to carry out this Agreement.
(d)Neither the execution of this Agreement nor the consummation of the transactions contemplated herein by Seller will constitute a breach under (i) any indenture, contract, instrument or agreement to which Seller is a party or by which Seller is bound or affected, or (ii) law, order, ruling, ordinance, rule, order or regulation with respect to Seller, in each case, which breach would materially adversely limit or restrict Seller’s right to enter into or ability to carry out this Agreement.
(e)Seller, and to Seller’s actual knowledge, each person or entity owning an interest in Seller, is not a person or entity with whom U.S. persons are restricted from doing business with under regulations of the Office of Foreign Asset Control (“OFAC“) of the Department of the Treasury (including, but not limited to, those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support

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Terrorism), the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (the “USA Patriot Act“)), or other governmental action and is not and shall not engage in any dealings or transaction or be otherwise associated with such person or entities.  Seller, and to Seller’s actual knowledge, each person or entity owning an interest in Seller, is not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in the transactions contemplated by this Contract, directly or indirectly, on behalf of, or instigating or facilitating such transactions, directly or indirectly, on behalf of, any such person, group, entity or nation.
(f)Seller is not a “foreign person“ within the meaning of Section 1445 of the Internal Revenue Code.
(g)Seller has not received written notice of any legal actions, suits or similar proceedings pending and served against Seller that affect the Property and are not covered by insurance, nor, to the actual knowledge of Seller, have any legal actions, suits or similar proceedings been threatened in writing against Seller that affect the Property.
(h)Seller has not received written notice of any pending, nor to Seller’s actual knowledge are there any threatened actions in writing, by any governmental authority having the power of condemnation or eminent domain which might result in all or any portion of the Property or any interest therein being taken by eminent domain, condemnation or conveyed in lieu thereof.
(i)Seller has received no written notice from any governmental authority alleging that the Property is in violation of applicable laws, ordinances or regulations which remain uncured.
(j)To the actual knowledge of Seller, Exhibit ”H” attached hereto sets forth a true and correct list of (i) all Leases (including all amendments and modifications thereof), (ii) all security deposits held by Seller under the Leases and the form thereof (e.g., cash or letter of credit), (iii) all construction allowances, tenant buildout, moving expenses, lease buyouts, existing lease termination payments or other inducement amounts due and payable by the landlord under the Leases and any free rent or rent abatements available to tenants under the Leases, including those anticipated for the Verizon Wireless Lease Renewal (collectively, the “Tenant Inducements“) that remain outstanding as of the Effective Date, if any, and (iv) all leasing fees and commissions payable under the Leases or pursuant to separate agreements, if any that remain outstanding as of the Effective Date, including those anticipated for the Verizon Wireless Lease Renewal (the “Leasing Commissions“; the Tenant Inducements and Leasing Commissions collectively, the “Leasing Costs“).  Seller has provided to Buyer a true, correct and complete copy of all of the Leases (including all amendments and modifications thereof).  The rent roll provided

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to Buyer as part of the Due Diligence Material (the “Rent Roll“) is prepared by Seller’s property management company and is the same rent roll used by Seller in the ordinary course of its operations.
(k)To the actual knowledge of Seller, and except as disclosed in any environmental assessment or other environmental reports, documentation or correspondence included as part of the Due Diligence Material, within the twelve (12) month period prior to the Effective Date, Seller has received no written notice that the Property is in violation of any Environmental Laws.
(l)To the actual knowledge of Seller, all material service contracts (including lease brokerage agreements and leasing commission agreements, but excluding the listing agreement for the sale of Property with Broker which will terminate at Closing) for which Seller is obligated with respect to the Property currently in effect, together with any amendments thereto, are described on Exhibit ”I” attached hereto (collectively, the “Service Contracts“).
(m)Seller has not received any written notice of any planned public improvements that may result in a special tax or assessment against any portion of the Property.
(n)Neither Seller nor any affiliate of Seller has, and each has not had, any employees that were employed in connection with the operation and maintenance of the Property which employment would continue after the Closing Date.  Neither Seller nor any affiliate of Seller has any employment agreements, either written or oral, with any person which would require Buyer to employ any person or which would impose any obligation on Buyer after the Closing Date.
(o)Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, or (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets.

In the event that any representation or warranty by Seller in this Section 9.1 is materially inaccurate as of the Closing Date, and if such material inaccuracy is due to either: (i) such representation or warranty otherwise being materially inaccurate as of the Effective Date; or (ii) such representation or warranty becoming materially inaccurate after the Effective Date and prior to Closing due to a breach or default by Seller under this Agreement; then only under such circumstances shall Buyer, as its sole and exclusive remedy, have the right to terminate this Agreement, in which event the Earnest Money shall be returned to Buyer by the Escrow Agent, and neither party hereto shall have any further obligations hereunder except for such obligations and indemnities which expressly survive the termination of this Agreement, and Buyer expressly waives the right to sue Seller for damages.  Buyer may, within the Survival Period, deliver a written notice to Seller alleging the untruth, inaccuracy or breach of any such warranties and/or representations of which Buyer first became aware following Closing and that expressly survive Closing as provided for herein, and the warranties and/or representations at issue will survive until

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full and final determination of any action or proceeding instituted with respect thereto, provided that Buyer institutes any such action or proceeding no later than thirty (30) days following the expiration of the Survival Period.  However, if Buyer proceeds to Closing with actual knowledge, or knowledge Buyer should reasonably have deemed to possess pursuant to the Due Diligence Materials set forth on Schedule 8.1 attached hereto and Buyer’s due diligence inspection of the Property, of any such untruth, inaccuracy or breach of any warranty, representation or agreement, Buyer is deemed to have waived any claims with respect to each such warranty, representation or agreement.  Buyer shall be deemed to have actual knowledge of all matters arising and/or disclosed in any Tenant Estoppels delivered to Buyer at or prior to Closing, and Seller’s representation and warranties as contained herein shall be deemed automatically updated to reflect all such matters arising and/or disclosed in any Tenant Estoppel upon delivery of such Tenant Estoppel to Buyer.  Subject to the limitations in this Section 9.1 and elsewhere in this Agreement, following Closing Seller shall reimburse Buyer for its actual damages arising out of any untruth, inaccuracy or breach of any surviving warranty, representation or agreement hereunder or under any of the Closing documents, provided, however, that: (i) the valid claims for all such breaches hereunder or under any Closing Documents aggregate to more than Twenty Five Thousand and No/100ths Dollars ($25,000.00) (the “Floor“); (ii) written notice containing a description of the specific nature of such breach shall have been given by Buyer to Seller after the Closing Date and prior to the expiration of the Survival Period and Buyer shall have initiated a legal proceeding to enforce its claim relating to the alleged breach by Seller within thirty (30) days following the expiration of the Survival Period; and (iii) except with respect to the limited warranty of title provided in the Deed and the indemnification of Broker set forth in Section 11, in no event shall Seller’s aggregate liability to Buyer for all breaches of surviving warranties, representations and agreements hereunder and under any Closing Documents exceed the amount of One Million Two Hundred Thousand and No/100ths Dollars ($1,200,000.00) (the “Cap“).  The warranties, representations and agreements of Seller as set forth in this Section 9.1 shall survive Closing and delivery of the Deed to Buyer for a period of nine (9) months (the “Survival Period“) immediately following the Closing Date.  Notwithstanding the foregoing, Seller’s obligations under Section 5 relating to proration and reconciliations shall not be subject to the Floor, Cap and Survival Period limitations under this Section 9.1.

As used in this Agreement, any and all references to “Seller’s knowledge,” “Seller’s actual knowledge“ or phrases of similar import shall mean the conscious awareness of facts or other relevant information, without investigation or inquiry, by Brandon Benson, the asset manager with primary operational responsibility for the Property.

9.2By Buyer.  Buyer represents and warrants to Seller as of the Effective Date that:
(a)Buyer is duly created and validly existing pursuant to the laws of the jurisdiction of its organization and is or will be duly qualified to do business in the jurisdiction in which the Property is situated if and to the extent that such qualification is required.
(b)Buyer has the capacity and authority to execute this Agreement and perform the obligations of Buyer under this Agreement.  All action necessary to authorize the execution, delivery and performance of this Agreement by Buyer has been taken, and such action has not been rescinded or modified.  Upon the execution of this Agreement, this

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Agreement will be legally binding upon Buyer.  The person signing this Agreement on behalf of Buyer has been duly authorized to sign and deliver this Agreement on behalf of Buyer.
(c)Buyer is not subject to any judgment or decree of a court of competent jurisdiction or governmental agency that would materially adversely limit or restrict Buyer’s right to enter into and carry out this Agreement.
(d)Neither the execution of this Agreement nor the consummation of the transactions contemplated herein by Buyer will constitute a breach under any contract or agreement to which Buyer is a party or by which Buyer is bound or affected, in each case, which breach would materially adversely limit or restrict Seller’s right to enter into or ability to carry out this Agreement.
(e)No consent or approval of any third party (including, without limitation any governmental authority) is or was required in connection with Buyer’s execution and delivery of this Agreement or its consummation of the transaction contemplated herein.
(f)None of the funds to be used for payment by Buyer of the Purchase Price will be subject to 18 U.S.C. §§ 1956-1957 (Laundering of Money Instruments), 18 U.S.C. §§ 981-986 (Federal Asset Forfeiture), 18 U.S.C. §§ 881 (Drug Property Seizure), Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001, or the USA Patriot Act.
(g)Buyer and its parent, Consolidated-Tomoka Land Co. (“Buyer Parent“) are not persons or entities with whom U.S. persons are restricted from doing business with under the regulations of OFAC (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), the USA Patriot Act, or other governmental action, and are not and shall not engage in any dealings or transaction or be otherwise associated with such person or entities.  Seller and Buyer Parent are not acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in the transactions contemplated by this Contract, directly or indirectly, on behalf of, or instigating or facilitating such transactions, directly or indirectly, on behalf of, any such person, group, entity or nation.
(h)Buyer has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Buyer’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Buyer’s assets, or (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Buyer’s assets.

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(i)Buyer is indirectly wholly owned and controlled by Buyer Parent.

Buyer shall fully disclose to Seller, immediately upon Buyer’s becoming aware of its occurrence, any change in facts or circumstances of which Buyer becomes aware prior to the Closing that may affect the representations and warranties set forth above.  In the event that any representation or warranty by Buyer is materially inaccurate, (A) Seller, as its sole and exclusive remedy, shall have the right to terminate this Agreement, in which event the Earnest Money shall be delivered and paid to Seller by the Escrow Agent as liquidated damages in accordance with Section 10.2, and neither party hereto shall have any further obligations hereunder except for such obligations and indemnities which expressly survive the termination of this Agreement, and (B) Seller expressly waives the right to sue Buyer for damages.

9.3Know Your Counterparty.

Without limiting Buyer’s representations and warranties in Sections 9.2(f) and (g), upon request from Seller, Buyer shall promptly furnish to Seller all information regarding Buyer, its affiliates and the shareholders, members, investors or partners of each of them and any permitted assignees of Buyer hereunder (collectively, the “Buyer Related Parties“) as Seller reasonably requests in order to enable Seller to determine to Seller’s sole satisfaction that the transaction contemplated by this Agreement will be in compliance with the “German Money Laundering Act” and that Buyer’s representations and warranties contained in Sections 9.2(f) and (g) are true and correct.  Buyer represents, warrants and covenants to Seller that there will not be any change in any such information regarding Buyer or the Buyer Related Parties prior to or on the Closing Date.  In connection with the foregoing, Buyer will promptly notify Seller of any change in any such information regarding Buyer or the Buyer Related Parties prior to or on the Closing.  In the event any such information or change results in a situation in which, in Seller’s sole discretion, the transaction contemplated by this Agreement would result in a violation of the “German Money Laundering Act” by Seller or any Seller Related Parties or a breach of Buyer’s representations and warranties contained in Sections 9.2(f) and (g), then Seller may terminate this Agreement without liability on the part of Seller or Buyer (provided such change did not occur as a result of a default or act of bad faith by Buyer), other than the obligations herein which expressly provide that they shall survive the termination of this Agreement, the independent consideration contemplated in Section 2(d) will be delivered to Seller, and the remainder of the Earnest Money will be returned to Buyer.

SECTION 10.DEFAULT.
10.1Seller Default.  Notwithstanding any provision in this Agreement to the contrary, if Closing does not occur by reason of a material default by Seller which continues for ten (10) days after written notice from Buyer (provided that Seller shall not have the ability to cure any material default of its obligations pursuant to Section 6.2(a) of this Agreement), then Buyer shall have the right to either: (i) terminate this Agreement, in which event Buyer shall receive the Earnest Money from the Escrow Agent and recover from Seller all reasonable out-of-pocket costs, expenses and fees actually incurred by Buyer in connection with the transaction contemplated by the Agreement up to Fifty Thousand Dollars ($50,000) and neither of the parties hereto shall have any further rights or obligations hereunder except for obligations that specifically survive the termination; or (ii) file a lawsuit to enforce specific performance of this Agreement, provided that

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such suit must be filed within sixty (60) days following Buyer’s discovery of Seller’s material default under this Agreement.  Notwithstanding the foregoing, if the remedy of specific performance is not available to Buyer because Seller has willfully conveyed the Property to a third party in violation of this Agreement, Buyer shall be entitled to a payment from Seller in the amount by which the purchase price received by Seller from such conveyance exceeds the Purchase Price.  No other remedy or relief shall be available to Buyer, and Buyer hereby waives any and all other remedies, including the right to sue Seller for damages hereunder.
10.2Buyer Default.  Notwithstanding any provisions of this Agreement to the contrary, if Closing does not occur by reason of a material default by Buyer which continues for ten (10) days after written notice from Seller (provided that Buyer shall not have the ability to cure any material default of its obligations pursuant to Section 6.2(b) of this Agreement), then this Agreement shall terminate, and the Earnest Money shall be delivered to Seller as agreed-upon liquidated damages as Seller’s sole remedy.  The retention by Seller of said Earnest Money is intended not as a penalty, but as full liquidated damages pursuant to Official Code of Georgia Annotated §13-6-7.  Seller and Buyer acknowledge that:  (i) it would be impossible to accurately determine Seller’s damages in the event of Buyer’s default; (ii) the Earnest Money is fair and equitable; and (iii) Seller expressly waives the right to exercise any and all other rights available at law or in equity.  The limitation of damages set forth herein shall not apply to any indemnities, covenants or obligations of Buyer which expressly survive either the termination of this Agreement or Closing, for which Seller shall be entitled to all rights and remedies available at law or in equity.  Buyer hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds the actual damages of Seller or that its retention by Seller constitute a penalty and not agreed upon and reasonable liquidated damages as permitted under the Official Code of Georgia Annotated §13-6-7.
SECTION 11.BROKERS.  Buyer and Seller each represent and warrant that they have not been represented by any broker in connection with the sale of the Property other than Eastdil Secured, L.L.C. (the “Broker“), and no commissions or fees are due to any other broker or finder by reason of either party’s actions in this matter.  Seller shall pay Broker pursuant to a separate commission agreement. Buyer and Seller shall each be responsible for all liability, if any, for any broker or finder fees payable with respect to the sale of the Property that are attributable to its actions.  Seller and Buyer hereby indemnify, defend and hold harmless the other from and against the claims, demands, actions and judgments of any and all brokers, agents and other persons or entities alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications in connection with this Agreement or the purchase and sale of the Property.  The indemnity obligations in this Section shall survive the termination of this Agreement or the Closing.
SECTION 12.EMINENT DOMAIN.  In the event of the taking by eminent domain for any public or quasi-public use, or if notice of intent of a taking or a sale in lieu of taking is received by Seller or Buyer, at or prior to the Closing, which taking or notice of intent (a) reduces by more than ten percent (10%) the leasable area of the Improvements, (b) materially restricts access to the Property, which restriction cannot reasonably be expected to be removed by application of available eminent domain proceeds, or (c) causes the Property not to be in compliance with applicable zoning laws, and such non-compliance cannot reasonably be expected to be corrected

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by application of eminent domain proceeds, Buyer shall have the right, to be exercised within ten (10) days after notice of such taking, but in any event prior to the outside Closing Date hereunder, by written notice to Seller, to terminate this Agreement, in which event Buyer shall receive the Earnest Money (as and if yet made) and neither of the parties hereto shall have any further rights or obligations hereunder except for obligations that specifically survive the termination of this Agreement.  In the event Buyer does not timely terminate this Agreement as aforesaid, or the taking by eminent domain does not trigger a termination right,, Buyer shall consummate this transaction on the Closing Date (with no reductions in the Purchase Price), and Buyer shall be entitled to participate in any such condemnation or eminent domain proceedings and to receive all of the proceeds therefrom attributable to the Property.
SECTION 13.CASUALTY.  If prior to the Closing Date, in Seller’s reasonable judgment (a) more than ten percent (10%) of the leasable area of the Improvements is destroyed by fire or other casualty, (b) any casualty materially impairs access to the Property, which impairment cannot reasonably be expected to be removed by application of available casualty insurance proceeds, or (c) any casualty causes the Property not to be in compliance with applicable law and such non-compliance cannot reasonably be expected to be corrected by application of insurance proceeds, Seller shall notify Buyer in writing of such fact and Buyer shall have the option to terminate this Agreement upon notice to Seller given within ten (10) days after Buyer’s receipt of Seller’s written notification, but in any event prior to the outside Closing Date hereunder.  Upon such termination, the Escrow Agent shall return the Earnest Money (as and if yet made) to Buyer, this Agreement shall terminate and neither party shall have any further obligation or liability to the other, except for obligations that specifically survive the termination.  In the event Buyer does not timely terminate this Agreement as aforesaid, or there is damage to or destruction to the Improvements that does not trigger a termination right, Seller shall assign to Buyer any insurance claims, upon the written consent of the applicable insurer, and the amount of any deductible shall be subtracted from the Purchase Price and Buyer shall acquire the Property pursuant to this Agreement without any other reduction in the Purchase Price.  In the event the applicable insurer will not consent to the assignments of any insurance claim to Buyer, Seller shall pursue the applicable insurance claim on behalf of Buyer (and Buyer shall assist Seller as reasonably requested by Seller) and will turn over insurance proceeds from such claim to Buyer, less any actual expenses of Seller’s pursuit of such insurance claim, upon Seller’s receipt of same.
SECTION 14.[RESERVED.]
SECTION 15.MISCELLANEOUS.
15.1Governing Law; Venue; Jurisdiction.  This Agreement shall be governed by the laws of the State where the Property is located (the “State“), without regard to rules regarding conflicts of laws.  Each Party hereby consents to the exclusive jurisdiction of the state courts of the State located in County where the Property is located (the “County“) or the United States Federal District Court with jurisdiction in the County, waives any objections to such venue, waives personal service of any and all process upon it, consents to service of process by registered mail directed to it at the address stated above, and acknowledges that service so made shall be deemed to be completed upon actual delivery thereof (whether accepted or refused).

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15.2Waiver of Jury Trial.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BUYER AND SELLER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO.
15.3Entire Agreement.  This Agreement, together with the attached exhibit(s), contains all of the terms and conditions of the agreement between the parties hereto, and any and all prior and contemporaneous oral and written agreements are merged herein.
15.4Modifications and Waivers.  This Agreement cannot be changed nor can any provision of this Agreement, or any right or remedy of any party, be waived orally.  Changes and waivers can only be made in writing, and the change or waiver must be signed by the party against whom the change or waiver is sought to be enforced.  Any waiver of any provision of this Agreement, or any right or remedy, given on any one or more occasions shall not be deemed a waiver with respect to any other occasion.
15.5Parties Bound.  This Agreement shall be binding upon and inure to the benefit of the heirs, executors, successors, and permitted assigns of the parties hereto.
15.6Assignment.  Buyer may not assign its rights and obligations under this Agreement without Seller’s prior written consent; provided, however, Buyer may assign its rights and obligations under this Agreement without the consent of Seller, provided and on the condition that: (i) Buyer shall have given Seller written notice of the assignment and the identity of the assignee at least five (5) business days prior to Closing; (ii) Buyer or an affiliate of Buyer shall own a controlling interest in the assignee; (iii) such assignee shall have assumed Buyer’s obligations hereunder by a written instrument of assumption in form and substance reasonably satisfactory to Seller; and (iv) such assignee will comply with Buyer’s representations and obligations under Sections 9.2 and 9.3 and shall provide Seller with an ownership organization chart in form reasonably acceptable to Seller and a representation with respect thereto similar to that provided by Buyer in Section 9.2(i).  Notwithstanding any such assignment and assumption, Buyer shall nevertheless remain, along with such assignee, jointly and severally liable for all of Buyer’s obligations hereunder.
15.7Notices.  All notices, requests and other communications under this Agreement shall be in writing and shall be deemed given when made by personal delivery or sent next business day by delivery by a nationally recognized overnight courier, or by electronic mail (as long as such electronic mail is followed the next day with personal delivery or next business day delivery by a nationally recognized overnight courier) addressed as follows.  Notice shall be deemed given on the date on which the notice is received by a party:
If to Seller:	c/o GLL Real Estate Partners, Inc. 200 Orange Avenue, Suite 1375 Orlando, Florida 32801 Attn: Hugh McWhinnie Email: hugh.mcwhinnie@gll-partners.com

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With a copy to:	Jones Day 1420 Peachtree Street, N.E. Suite 800 Atlanta, Georgia 30309 Attn: Scott A. Specht, Esq. Email: saspecht@jonesday.com
If to Buyer:	1140 N. Williamson Boulevard, Suite 140 Daytona Beach, Florida 32114 Attn: Steven R. Greathouse Email:sgreathouse@ctlc.com
With a copy to:	King & Spalding, LLP 1180 Peachtree Street, N.E. Suite 1600 Atlanta, Georgia 30309 Attn: Timothy J. Goodwin Email: tgoodwin@kslaw.com
If to Escrow Agent:	Fidelity National Title Insurance Company c/o National Commercial Services – Atlanta 3301 Windy Ridge Parkway, Suite 300 Atlanta, Georgia 30339 Attn: Leslie Flowers Email: leslie.flowers@fntg.com
15.8Section Headings.  The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.
15.9Severability.  If one or more of the provisions of this Agreement or the application thereof shall be invoked, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or any other application thereof shall in no way be affected or impaired.
15.10Time of the Essence.  The parties agree that time is of the essence and that the failure of a party hereto to perform any act on or before the date specified herein for performance thereof shall be deemed cause for the termination hereof by the other party, without prejudice to other remedies available for default hereunder.
15.11Confidentiality.  Subject to Section 15.18, without the prior written consent of the other party, neither Seller nor Buyer will disclose to any unaffiliated person, other than their legal counsel, consultants, other professional advisors and proposed lenders and equity partners, either the fact that this Agreement has been entered into or any of the terms, conditions or other facts with respect thereto, including the status thereof; provided, that either party hereto may make such disclosure if compelled by court order or to comply with the requirements of any law, governmental order or regulation. Notwithstanding anything in this Agreement to the contrary, Buyer or its affiliates may make any public statement, filing or other disclosure which it reasonably believes to be required under applicable law, rule or regulation.

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15.12Further Action.  The parties hereto shall at any time, and from time to time on and after the Closing Date, upon the request of either, do, execute, acknowledge and deliver all such further acts, deeds, assignments and other instruments as may be reasonably required for the consummation of this transaction.  This Section 15.12 shall survive the Closing.
15.13Construction.  This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties hereto, it being recognized that both Seller and Buyer have contributed substantially and materially to the preparation of this Agreement.  This Section 15.13 shall survive termination and the Closing.
15.14No Recording.  Neither this Agreement nor any memorandum or short form thereof may be recorded by Buyer.
15.15Third Party Beneficiary.  The provisions of this Agreement are not intended to benefit any parties other than Seller and Buyer.  This Section 15.15 shall survive termination and the Closing.
15.161031 Exchange.  If so requested by either party, the other party will cooperate in structuring and completing this transaction for the requesting party so as to effect a like kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended.  In particular, such other party will consent to the assignment by the requesting party prior to the Closing hereunder of its rights hereunder to a “qualified intermediary“ or other third party for such purposes.  The foregoing notwithstanding, in connection with any such exchange, neither party shall have any obligation to acquire title to any real property nor to enter into any contract:  (i) that may create or impose upon such party any non-monetary obligation or negative covenant; (ii) that does not provide that the sole and exclusive remedy of any seller for a breach shall be to retain as liquidated damages the deposit paid to said seller; or (iii) that requires such party to execute any mortgage, deed of trust or similar financing instrument.  It is further agreed that:  (1) neither party shall assume any responsibility for the tax consequences to any other party arising out of any exchange effected pursuant to this Section; (2) the requesting party shall reimburse the other party for all additional costs and expenses (including reasonable attorney’s fees) incurred by such other party in connection with any such exchange; and (3) the requesting party shall indemnify and hold the other party harmless from and against any and all loss, cost, damage, expense or other liability (including reasonable attorneys’ fees) that such other party may incur or suffer in the performance of its obligations under this Section.
15.17Business Day.  As used herein, a “business day” shall mean any day other than Saturday, Sunday or other day that commercial banks in the State in which the Property is located are authorized or required to close under applicable law.  In the event that the expiration of any time period hereunder shall expire on a Saturday, Sunday or legal holiday, then such time period shall be extended until the close of business on the next following business day.  The provisions of this Section 15.17 shall survive the Closing.
15.18Public Disclosure.  Without the prior written consent of Seller, Buyer will not make any public disclosure or issue any press release pertaining to the existence of this Agreement, or to the acquisition of the Property.  The provisions of this Section 15.18 shall survive closing.

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15.19Counterparts and Electronic Signatures.  This Agreement may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.  Hand signatures transmitted by fax or electronic mail are also permitted as binding signatures to this Agreement and shall be deemed to constitute original signatures.
15.20IRS Real Estate Sales Reporting.  Buyer and Seller hereby agree that the Escrow Agent shall act as “the person responsible for closing” the transaction which is the subject of this Agreement pursuant to Section 6045(e) of the Code and shall prepare and file all informational returns, including IRS Form 1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Code.  The provisions of this Section 15.20 shall survive the Closing.
15.21Holdback Escrow.
(a)At Closing Seller shall deposit into escrow with the Escrow Agent (the “Holdback Escrow“) a portion of the sales proceeds in an amount equal to the Cap to cover post-closing obligations of Seller under this Agreement, if any, to reimburse Buyer for its actual damages arising out of any untruth, inaccuracy or breach of any surviving warranty, representation or agreement hereunder and under any Closing Documents.  Buyer shall deliver to Seller prior to the expiration of the Survival Period, a written notice (a “Claim Notice“) alleging the untruth, inaccuracy or breach of any such warranties, representations and/or agreements of which Buyer first became aware following Closing and that expressly survive Closing as provided for herein (a “Claim“), which Claim Notice shall expressly set forth the reasonably anticipated amount necessary to satisfy such Claim (the “Claim Amount“).
(b)If prior to the expiration of the Survival Period no Claim Notice is delivered to Seller or the aggregate Claim Amounts of all Claim Notices delivered to Seller do not exceed the Floor, all funds in the Holdback Escrow shall be returned to Seller promptly following the expiration of the Survival Period. If the sum of the Claim Amounts for all Claims for which a Claim Notice has been timely delivered to Seller exceeds the Floor but is less than the Cap, the funds remaining in the Holdback Escrow which exceed the sum of the Claim Amounts for such Claims shall be returned to Seller promptly following the expiration of the Survival Period, and the remaining funds in the Holdback Escrow, or applicable portions thereof, shall be retained in the Holdback Escrow and applied in accordance with clause (c) below.
(c)Notwithstanding the delivery of timely Claims by Buyer, if , within thirty (30) days following the expiration of the Survival Period (the “Claims Deadline“), Buyer has not instituted a legal action or proceeding with respect to any Claim, or to Claims whose aggregate Claim Amounts exceed the Floor, all funds in the Holdback Escrow withheld for such Claims shall be returned to Seller. Any Claim for which Buyer has instituted an action or proceeding on or prior to the Claims Deadline shall be referred to as a “Timely Buyer Claim.”  If the sum of the Claim Amounts for all Timely Buyer Claims is less than the Cap, the funds remaining in the Holdback Escrow which exceed the sum of the Claim Amounts for the unresolved Timely Buyer Claims shall be returned to Seller

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promptly following the Claims Deadline, and the remaining funds in the Holdback Escrow, or applicable portions thereof, shall be retained in the Holdback Escrow until such Timely Buyer Claims shall have been resolved by settlement of the parties or by a final, non-appealable judgment by a court having jurisdiction over such matter.
(d)The Holdback Escrow shall be governed by a Holdback Escrow and Indemnity Agreement signed by Buyer, Seller and the Escrow Agent in the form attached hereto as Exhibit “P” (the “Holdback Escrow Agreement”).]

[Signatures Appear on Following Pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

GLL PERIMETER PLACE, L.P.,

a Delaware limited partnership

By:GLL US Retail Corp.,

a Delaware corporation,

its general partner

By: /s/ Brandon E. Benson

Name: Brandon E. Benson

Title: President

By: /s/ Hugh McWhinnie

Name: Hugh McWinnie

Title: Senior Vice President

[Signature Page for Purchase and Sale Agreement]

CTO20 PERIMETER LLC, a Delaware limited liability company

By: /s/ Steven R. Greathouse ,

Name: Steven R. Greathouse

Title: Senior Vice President – Investments

[Signature Page for Purchase and Sale Agreement]

GUARANTY

In recognition that until Closing, Buyer will not own any material assets other than its interest in this Agreement and the Earnest Money, the undersigned, CONSOLIDATED-TOMOKA LAND CO., a Florida corporation (“Guarantor”), agrees to guarantee for the benefit of Seller the payment and performance of all liabilities, obligations and duties imposed upon Buyer by the terms of this Agreement (collectively, “Buyer’s Obligations”).  While this Guaranty is in effect, Buyer and Guarantor shall be jointly and severally liable for Buyer’s Obligations and this Guaranty shall be construed as a guaranty of payment and not of collection.  This Guaranty shall survive the termination of this Agreement.  This Guaranty and Guarantor’s obligations under this Guaranty shall automatically terminate and be of no further force or effect upon the consummation of the Closing, and from and after the Closing Date Seller will look solely to Buyer for satisfaction of Buyer’s Obligations.

CONSOLIDATED-TOMOKA LAND CO., a Florida corporation

By: /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title: Senior Vice President – Investments

[Signature Page for Guaranty in Purchase and Sale Agreement]

ESCROW AGENT CONSENT AND ACKNOWLEDGMENT

The undersigned agrees to act as the Escrow Agent for the transaction described in the above Agreement as provided herein.  The undersigned agrees to accept receipt, confirm to Seller and Buyer receipt promptly upon receipt, hold and deliver the Earnest Money in accordance with the terms of this Agreement.

FIDELITY NATIONAL TITLE INSURANCE COMPANY
Escrow No. 200121ATL Date: February 6, 2020	By: /s/ Leslie Flowers____________________ Leslie Flowers________________(Print Name) Authorized Representative

[Signature Page for Escrow Agent in Purchase and Sale Agreement]

SCHEDULE 8.1

DUE DILIGENCE MATERIAL

FILE PATH	FILE NAME
01. Investment Brochure/	Perimeter Place - Investment Brochure.pdf
02. Cash Flows and MLAs/	ES - Perimeter Place - Cash Flows & Assumptions.pdf
03. Argus Model (With Underwriting Considerations)/	ES - Perimeter Place - Argus Model.avux
03. Argus Model (With Underwriting Considerations)/	ES - Perimeter Place - Underwriting Considerations.pdf
04. Real Estate Tax Bills/	Tax Bill - 18 349 05 002.pdf
04. Real Estate Tax Bills/	Tax Bill - 18 349 05 024.pdf
04. Real Estate Tax Bills/	Tax Bill - 18 349 05 033.pdf
04. Real Estate Tax Bills/	Tax Bill - 18 349 05 036.pdf
05. Rent Roll/	Perimeter Place - Rent Roll.pdf
06. Detailed Tenant Underwriting/	ES - Perimeter Place - Detailed Tenant Underwriting.xlsx
07. REA/	REA Recorded Copy - PP 4.30.04.pdf
08. Target OEA/	Perimeter Place - OEA Target & Sembler II 02.07.09.pdf
08. Target OEA/	Target - First Amendment to Declaration of Restrictions and Easement 12-16-04.pdf
08. Target OEA/	Target - OEA Final Recorded Copy - PP 4.30.04.pdf
09. Condo Declaration/	Declaration of Condominium.pdf
10. Other Documents (Title Insurance, Survey, Roof Warranties)/	2006.5.16- Perimeter Place- ALTA ACSM Land Title Survey.pdf
10. Other Documents (Title Insurance, Survey, Roof Warranties)/	Perimeter Place Construction Survey - 2006.pdf
10. Other Documents (Title Insurance, Survey, Roof Warranties)/	Perimeter Place- Owner_s Title Policy No. FA-33-550657.pdf
10. Other Documents (Title Insurance, Survey, Roof Warranties)/	Perimeter Roof Warranties.pdf
11. DD Materials/01. Property & Financial/CAM Rec/	2018 Reconciliation.xlsx
11. DD Materials/01. Property & Financial/Operating Statements/	2019.1.9 - 12_Month_Statement_1peri_Accrual - 2016.xlsx
11. DD Materials/01. Property & Financial/Operating Statements/	2019.1.9 - 12_Month_Statement_1peri_Accrual - 2019.xlsx
11. DD Materials/01. Property & Financial/Operating Statements/	Perimeter 2017 Statement.xlsx
11. DD Materials/01. Property & Financial/Operating Statements/	Perimeter 2018 Statement.xlsx
11. DD Materials/01. Property & Financial/Real Estate Taxes/2018/	18 349 05 002.pdf
11. DD Materials/01. Property & Financial/Real Estate Taxes/2018/	18 349 05 024.pdf
11. DD Materials/01. Property & Financial/Real Estate Taxes/2018/	18 349 05 033.pdf
11. DD Materials/01. Property & Financial/Real Estate Taxes/2019/	Tax Bill - 18 349 05 002.pdf
11. DD Materials/01. Property & Financial/Real Estate Taxes/2019/	Tax Bill - 18 349 05 024.pdf
11. DD Materials/01. Property & Financial/Real Estate Taxes/2019/	Tax Bill - 18 349 05 033.pdf
11. DD Materials/01. Property & Financial/Real Estate Taxes/2019/	Tax Bill - 18 349 05 036.pdf
11. DD Materials/01. Property & Financial/Rent Roll/	2020.1.9 - Perimeter Place - Rent Roll.pdf

Schedule 8.1-1

NAI-1510716910v10

11. DD Materials/02. Lease Review/	2020.1.13 - Perimeter Place - Outstanding Leasing Costs.xlsx
11. DD Materials/02. Lease Review/Existing Leases/Abishay Enterprises - (Ali_s Cookies)/	2012 Jan 10 Possession Letter Ali_s Cookies.pdf
11. DD Materials/02. Lease Review/Existing Leases/Abishay Enterprises - (Ali_s Cookies)/	Abishay (Ali_s Cookies) First Amendment 2.7.2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Abishay Enterprises - (Ali_s Cookies)/	Ashibay - orig lease 12-23-11 Ali_s Cookies.pdf
11. DD Materials/02. Lease Review/Existing Leases/Abishay Enterprises - (Ali_s Cookies)/	Ashibay - RCL letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Advanced Dermal Sciences (Spa Sydell)/	Advanced Dermal Sciences Lease 11.1.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Advanced Dermal Sciences (Spa Sydell)/	Advanced Dermal Sciences 2nd Amendment 21 Aug 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Advanced Dermal Sciences (Spa Sydell)/	Advanced Dermal Sciences First Amendment 4.26.2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Akber Ali A. Rajwani (Unique Threading)/	Akber (Unique )- rent commence letter 1.6.2012.pdf
11. DD Materials/02. Lease Review/Existing Leases/Akber Ali A. Rajwani (Unique Threading)/	Akber (Unique) Threading-Lease-10.14.11.pdf
11. DD Materials/02. Lease Review/Existing Leases/Akber Ali A. Rajwani (Unique Threading)/	Akber (Unique) Threading-Lease-10.14.2011.pdf
11. DD Materials/02. Lease Review/Existing Leases/Akber Ali A. Rajwani (Unique Threading)/	Unique Threading Renewal Acknowledgment 18 Apr 2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Akber Ali A. Rajwani (Unique Threading)/	Unique Threading Renewal Letter Dec 2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/ALMI & Manhattan Condos/	Perimeter Place Declaration of Restrictions&Easements,recorded.pdf
11. DD Materials/02. Lease Review/Existing Leases/Amazing Lash (Springwood Holdings)/	Amazing Lash Exhibit C Letter 8.25.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Amazing Lash (Springwood Holdings)/	Amazing Lash Lease 8.16.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Amazing Lash (Springwood Holdings)/	Amazing Lash Lien Subordination Agreement 25 Oct 2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Amazing Lash (Springwood Holdings)/	Amazing Lash Signed Guaranty.pdf
11. DD Materials/02. Lease Review/Existing Leases/Amazing Lash (Springwood Holdings)/	Perimeter Place - Amazing Lash - Update Notice Information - 10-30-19.pdf
11. DD Materials/02. Lease Review/Existing Leases/Amazing Lash (Springwood Holdings)/	Perimeter Place - Amazing Lash Studio - Commencement Date Letter (Executed) - 1-20-17
11. DD Materials/02. Lease Review/Existing Leases/Beal Bank/	Beal - assignment,assumption - (tenant sign only) 1-22-2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Beal Bank/	Beal - Lease (DRAFT 20080624131832).pdf
11. DD Materials/02. Lease Review/Existing Leases/Beal Bank/	Beal - Original Lease 6.25.08.pdf
11. DD Materials/02. Lease Review/Existing Leases/Beal Bank/	Beal - Renewal Amendment Jan 27, 2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Beal Bank/	Beal - Rent Commencement Letter 2.14.09.pdf
11. DD Materials/02. Lease Review/Existing Leases/Beal Bank/	Beal Bank Second Amendment 9.26.2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - 1st Lease Amendment 7.27.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - 2nd Lease Amendment 8.3.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - 3rd Lease Amendment 9.10.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - 4th Lease Amendment 10.21.04.pdf

Schedule 8.1-2

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - 5th Lease Amendment 11.18.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - 6th Lease Amendment 12.10.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - 7th Lease Amendment 9.06.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - Crunch Use Waiver 6.30.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - Original Lease 4.28.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas - Term Commencement & Expiration Agreement 5.2.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas LL move letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carrabbas/	Carrabbas Renewal Option Exercise Letter 28 May 2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage - 1st Lease Amendment 10.06.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage - 2nd Lease Amendment-Assign & Assumption of Lease - PP 10.19.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage - Original Lease 12.15.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage -3rd Amendment 02-23-11.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage Cleaners - Assignment & Fourth Amendment 3.19.2012.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage Cleaners - Commence Notice 1.09.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage Cleaners - Fifth Amendment 12.1.2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage Cleaners - Lease Detail.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage Cleaners - Possession Letter 8.09.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	Carriage renewal notice 9.30.2010.pdf
11. DD Materials/02. Lease Review/Existing Leases/Carriage Cleaners (A.J.P.N Enterprises, Inc.)/	20. Landlord's Waiver of Lien - 1260 Ashford Crossing
11. DD Materials/02. Lease Review/Existing Leases/Chipotle Mexican Grill/	Chipotle - First Amendment 2 DEC 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Chipotle Mexican Grill/	Chipotle - Renewal Notice 5.22.2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Chipotle Mexican Grill/	Chipotle Mexican Grill - Confidentiality Agreement 12.3.03 - PP.pdf
11. DD Materials/02. Lease Review/Existing Leases/Chipotle Mexican Grill/	Chipotle Mexican Grill - Guaranty of Lease 6.24.04 - PP.pdf
11. DD Materials/02. Lease Review/Existing Leases/Chipotle Mexican Grill/	Chipotle Mexican Grill - Original Lease 6.24.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Coca-Cola/	Coca Cola Correction of Notice Address 6.20.2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Coca-Cola/	Coca-Cola Address Change 12.21.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Coca-Cola/	Coca-Cola Lease 1.18.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Coca-Cola/	Coca-Cola Tenant Work Letter 1.18.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Coca-Cola/	SNDA -Coca Cola 13 FEB 2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone - 1st Amendment 8.12.10.pdf

Schedule 8.1-3

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone - Commence Notice 1.13.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone - Lease Summary.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone - Original Lease 6.07.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone - Possession Letter 8.09.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone - Renewal Notice 25 June 2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone - Renewal Response Letter 26 June 2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone LL Renewal Letter 4 August 2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/	Cold Stone Sublease 26 July 2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/sublease/	21224 LLPreNoticeLtr CSC.pdf
11. DD Materials/02. Lease Review/Existing Leases/Cold Stone Creamery/sublease/	Rent Payment Info.pdf
11. DD Materials/02. Lease Review/Existing Leases/Contender eSports (R.F. Huntleigh, LLC)/	Contender eSports (R.F. Huntleigh) Lease 1.15.2020 Lease reduced size.pdf
11. DD Materials/02. Lease Review/Existing Leases/Contender eSports (R.F. Huntleigh, LLC)/	Contender eSports (R.F. Huntleigh) Lease 1.15.2020 Lease.pdf
11. DD Materials/02. Lease Review/Existing Leases/Contender eSports (R.F. Huntleigh, LLC)/	Contender eSports - Possession Letter - 1.17.2020
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Carrabbas - Crunch Use Waiver 6.30.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Crunch Fitness First Amendment 17 May 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Crunch Fitness- Lease- 8.3.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Crunch Fitness- Possession and Permit Date Certification 7 December 2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Crunch Fitness- Tenant Notice of JVT Ownership Change 16 MAR 2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Crunch Letter Agreement - Commencement Date 5.3.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Crunch LL LIen Waiver 6.5.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	HHG Use Waiver 8.9.2016 fully witnessed.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	HHG Use Waiver 8.9.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Crunch Fitness (JVT)/	Outback - Crunch Use Waiver 6.30.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dentfirst P.C/	Dent- possession letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dentfirst P.C/	Dentfirst - original lease 10-17-2012.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dentfirst P.C/	dentfirst - rent commence letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dress Up Perimeter/	Comcast Access Agreement Dress Up 10 JUNE 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dress Up Perimeter/	Comcast Access Agreement Dress Up 8 JAN 2019.pdf

Schedule 8.1-4

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/Dress Up Perimeter/	Dress Up - key handover.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dress Up Perimeter/	Dress Up - original 4-5-2013.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dress Up Perimeter/	Dress Up Boutique - Perimeter Place - RCL dated 10-21-13.pdf
11. DD Materials/02. Lease Review/Existing Leases/Dress Up Perimeter/	Dress Up - Guaranty of Lease - 4.5.2013
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Fleming_s - LL consent 8-29-12.pdf
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Flemings - 1st Lease Amendment 10.8.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Flemings - 2nd Lease Amendment - 5.18.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Flemings - Memorandum of Lease 7.28.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Flemings - Original Lease 7.27.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Flemings - Term Commencement & Expiration Agreement 5.02.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Flemings LL move notice.pdf
11. DD Materials/02. Lease Review/Existing Leases/Fleming_s (NK & MB Corp)/	Flemings Renewal Option Exercise Notice 28 May 2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Heights. Inc. (Savvi Formalwear)/	Heights - RCL.pdf
11. DD Materials/02. Lease Review/Existing Leases/Heights. Inc. (Savvi Formalwear)/	Heights, Inc. (Savvi Formalwear) Original Lease 09.21.10.pdf
11. DD Materials/02. Lease Review/Existing Leases/Heights. Inc. (Savvi Formalwear)/	Heights, Inc.-Change of Control LL Consent 12 MAR 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Heights. Inc. (Savvi Formalwear)/	Heights, Inc.-Original Lease 09.21.10.pdf
11. DD Materials/02. Lease Review/Existing Leases/Heights. Inc. (Savvi Formalwear)/	Savi Updated Tenant Notice Letter 16 Dec 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Heights. Inc. (Savvi Formalwear)/	Savvi renewal option exercise.pdf
11. DD Materials/02. Lease Review/Existing Leases/HobNob/	Comcast License Agreement HobNob Perimeter 12 NOV 2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/HobNob/	Hobnob - 1st amendment 09-21-2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/HobNob/	HobNob Lease 3.19.2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/HobNob/	HobNob Lease 3.19.2018s.pdf
11. DD Materials/02. Lease Review/Existing Leases/HobNob/	HobNob LL Lien Subordination 25 July 2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/HobNob/	HobNob LL Lien Subordination.pdf
11. DD Materials/02. Lease Review/Existing Leases/Hyderabad House/	Hyderabad House Lease 9.9.2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Hyderabad House/	Hyderabad House Lease 9.9.2019s.pdf
11. DD Materials/02. Lease Review/Existing Leases/Hyderabad House/	Hyderabad - Possession Letter - 9.11.2019
11. DD Materials/02. Lease Review/Existing Leases/Jewelry Artisans (J.A. Designs)/	J.A. Designs, LLC-2nd Amendment-04.30.11.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jewelry Artisans (J.A. Designs)/	Jewelry Artisans - 1st Amendment 5.25.06.pdf

Schedule 8.1-5

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/Jewelry Artisans (J.A. Designs)/	Jewelry Artisans - 2nd Amendment 4.30.11.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jewelry Artisans (J.A. Designs)/	Jewelry Artisans - 3rd Amendment 4.12.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jewelry Artisans (J.A. Designs)/	Jewelry Artisans - Commence Confirm. Notice 5.16.06 .pdf
11. DD Materials/02. Lease Review/Existing Leases/Jewelry Artisans (J.A. Designs)/	Jewelry Artisans - Original Lease 12.21.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jewelry Artisans (J.A. Designs)/	Jewelry Artisans - Possession Letter 1.9.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jos A Bank Clothiers Inc/	Jos A Bank Renewal Notice 12.22.2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jos A Bank Clothiers Inc/	Jos A. Bank - Commence Letter 6.12.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jos A Bank Clothiers Inc/	Jos A. Bank Clothiers- Original Lease 3.31.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jos A Bank Clothiers Inc/	Jos A. Bank Clothiers- Original Lease 3.31.06s.pdf
11. DD Materials/02. Lease Review/Existing Leases/Jos A Bank Clothiers Inc/	JOS. A. Bank-1st Amendment - 2.11.2011.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/	LaZBoy First Amendment 3 Feb 2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/	La-Z-Boy Perimeter Lien Subordination.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/Lexington - (Furniture Galleries of Atlanta)/	Furniture Galleries - Assignment & Assumption of Lease 11.28.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/Lexington - (Furniture Galleries of Atlanta)/	Furniture Galleries - Commence Notice 3.16.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/Lexington - (Furniture Galleries of Atlanta)/	Furniture Galleries - Lease Guaranty Agreement (La-Z-Boy - Guarantor) 11.28.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/Lexington - (Furniture Galleries of Atlanta)/	Furniture Galleries - Original Lease 5.19.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/Lexington - (Furniture Galleries of Atlanta)/	Furniture Galleries - SNDA 6.02.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/Lexington - (Furniture Galleries of Atlanta)/	Furnituregalleries guaranty - 01-21-16.pdf
11. DD Materials/02. Lease Review/Existing Leases/LaZBoy/Lexington - (Furniture Galleries of Atlanta)/	LaZBoy - Landlord Consent to Indemnification and Reimb Agreement - 11.28.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Leebrant - (use OEA agreement)/	Perimeter Target OEA Final Recorded.pdf
11. DD Materials/02. Lease Review/Existing Leases/Melissa C (fab_rik)/	Melissa C - original lease 10-8-2012.pdf
11. DD Materials/02. Lease Review/Existing Leases/Melissa C (fab_rik)/	Melissa C - rent commencement letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Melissa C (fab_rik)/	Melissa C 1st Amendment 12.21.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Melissa C (fab_rik)/	Melissa C 2nd Amendment 7.23.2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Meritage Homes/	Meritage Homes Lease 7.11.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Meritage Homes/	Perimeter Place - Meritage Homes - Commencement Date Letter - 11-22-16
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Landlord Letter for Rent Remittance.pdf
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michael_s - Memorandum of Lease 08.18.2014.pdf

Schedule 8.1-6

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michael_s - Notice of Lease 3.30.2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michael_s - Waiver & Release of Lien 3.5.2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michael_s Lease - 08.18.2014 page 1 to 35.pdf
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michael_s Lease - 08.18.2014 page 36 to 76.pdf
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michael_s Lease - 08.18.2014 v1.pdf
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michael_s Lease - 08.18.2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Michael_s/	Michaels LL Parking Request 28 NOV 2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Nail Talk (Loc Van Nguyen)/	Nail Talk - Original Lease - 9-20-04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Nail Talk (Loc Van Nguyen)/	Nail Talk - 1st Lease Amendment - 4-23-07.pdf
11. DD Materials/02. Lease Review/Existing Leases/Nail Talk (Loc Van Nguyen)/	Nail Talk - 2nd Lease Amendment - 3-31-11.pdf
11. DD Materials/02. Lease Review/Existing Leases/Nail Talk (Loc Van Nguyen)/	Nail Talk Option Exercise 3.2.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - 1st Lease Amendment 7.27.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - 2nd Lease Amendment 8.3.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - 3rd Lease Amendment 9.10.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - 4th Lease Amendment 10.21.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - 5th Lease Amendment 11.18.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - 6th Lease Amendment 12.10.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - 7th Lease Amendment 7.8.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - Crunch Use Waiver 6.30.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback - Original Lease 4.28.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback LL move notice.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback Renewal Option Exercise Letter 23 April 2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback Steakhouse - Perimeter Place - Assignment & Assumption.pdf
11. DD Materials/02. Lease Review/Existing Leases/Outback Steakhouse/	Outback Steakhouse - Perimeter Place - Lease and Amendments.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	2005.9.16 - Panera Delivery of Possession Letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	2006.1.13 - Panera Commencement Date Letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	Panera - 1st amendment 5-22-2012.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	Panera - Memorandum of Lease 7.13.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	Panera - Original Lease 7.13.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	Panera - SNDA Agreement 9.30.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	Panera Part 1 - Original Lease 7.13.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Panera Bread/	Panera Part 2 - Original Lease 7.13.04.pdf

Schedule 8.1-7

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/PNC Bank (formally RBC Centura Bank)/	RBC - acquisition by PNC notice 1-312012.pdf
11. DD Materials/02. Lease Review/Existing Leases/PNC Bank (formally RBC Centura Bank)/	RBC Centura Bank - Original 4-26-04 - PP.pdf
11. DD Materials/02. Lease Review/Existing Leases/PNC Bank (formally RBC Centura Bank)/	PNC - 1 Change of Address -Move To Tower
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/	Premier Fitness Source First Amendment 5 March 2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/	Premier Fitness Source First Amendment 8 December 2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/	Premier Fitness Source Lease 23 Jan 2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/	Premier Fitness Source Second Amendment 23 October 2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/Busy Body (Lark 12 LLC)/	Busy Body - 1st Amendment,License & Indemnification 8.31.11.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/Busy Body (Lark 12 LLC)/	Busy Body - License agreement 7.21.10.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/Busy Body (Lark 12 LLC)/	Busy Body - RCL Letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Fitness Source/Busy Body (Lark 12 LLC)/	LARK 12 - Possession Letter 7.14.10.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Pita Kings (Hummus & Pita Co)/	Premier Pita Kings (Hummus & Pita) Lease 30 Sept 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Pita Kings (Hummus & Pita Co)/	Premier Pita Kings (Hummus & Pita) Lease 30 Sept 2019s.pdf
11. DD Materials/02. Lease Review/Existing Leases/Premier Pita Kings (Hummus & Pita Co)/	Premier Pita Kings - Possession Letter - 10.1.2019
11. DD Materials/02. Lease Review/Existing Leases/PT Solutions/	PT Solutions Lease 1.15.2020 reduced size.pdf
11. DD Materials/02. Lease Review/Existing Leases/PT Solutions/	PT Solutions Lease 1.15.2020.pdf
11. DD Materials/02. Lease Review/Existing Leases/PT Solutions/	PT Solutions - Possession Letter - 1.17.2020
11. DD Materials/02. Lease Review/Existing Leases/Relax the Back/	Relax the Back Address Tenant Change Notice AUG 2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Relax the Back/	Relax the Back Lease 8.12.2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Color Site Plan from Original Lease.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross at Perimeter Place Commencement Letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross LL Response Notice to CCTV Request 1 FEB 2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross Second Amendment 26 Oct 2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross Stores - Memorandum of Lease - PP.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross Stores - 1st Lease Amendment - 8-18-2004.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross Stores - CCTV Install Request 29 JAN 2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross Stores - Original Lease - 5-10-2004.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross Stores - Renewal Option Exercise 18 DEC 2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Ross Stores/	Ross-Waiver of Prohibited Uses-09.23.10.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sembler - Mgmt Office Lease Agreement/	Perimeter - Management Office Renewal 9.15.08.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sembler - Mgmt Office Lease Agreement/	Sembler - 1st amendment 9-20-2012.pdf

Schedule 8.1-8

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/Sembler - Mgmt Office Lease Agreement/	Sembler - Renewal Notice 10.1.09.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sembler - Mgmt Office Lease Agreement/	Sembler - Renewal Notice 10.11.2011.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sembler - Mgmt Office Lease Agreement/	Sembler - Renewal Notice 10.12.10.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sembler - Mgmt Office Lease Agreement/	Sembler Mgmt Office - Original Lease 11.01.06 - Perimeter Place.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sembler - Mgmt Office Lease Agreement/	Sembler Mgmt Office - Ltr 9.14.07 - Option to Renew - Perimeter Place.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Comcast Access Agreement Shane_s 21 FEB 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Moe_s - Assignment to C & C & 1st Amendment 10.10.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Moe_s FKS Mama Fus - Original Lease 9.21.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Shane_s - Commence Letter Revised 2.7.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Shane_s (Blue Vase Hospitality) Second Amendment 5.7.2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Shane_s Assignment (Blue Vase Hospitality) 3.11.2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Shane_s Executed Option 6.29.2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shane_s Rib Shack ( C & C Enterprises)/	Shanes Assignment December 2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Shearious Salon/	Shearious Salon 11.1.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sweet Tuna (PWI)/	Sweet Tuna Lease 5.30.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Sweet Tuna (PWI)/	Sweet Tuna - Perimeter Place commencement letter
11. DD Materials/02. Lease Review/Existing Leases/Taco Mac - (Perimeter Mac)/	Assignment 29 June 2012.pdf
11. DD Materials/02. Lease Review/Existing Leases/Taco Mac - (Perimeter Mac)/	LL Subordination Lien Agreement Taco Mac 3 AUG 2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Taco Mac - (Perimeter Mac)/	Taco Mac - Original Lease 12-29-04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Taco Mac - (Perimeter Mac)/	Taco Mac - Proposed Tenant Letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Taco Mac - (Perimeter Mac)/	Taco Mac Renewal Option Exercise Letter 5-15-2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Taco Mac - (Perimeter Mac)/	Taco Mac-Letter of Entertainment.pdf
11. DD Materials/02. Lease Review/Existing Leases/Taco Mac - (Perimeter Mac)/	Taco Mac - Perimeter Place - Correspondence 0002
11. DD Materials/02. Lease Review/Existing Leases/Target/	Target - First Amendment to Declaration of Restrictions and Easement 12-16-04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Target/	Target - Lincoln REA Recorded Copy - PP 4.30.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Target/	Target - OEA Final Recorded Copy - PP 4.30.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Tin Drum Asia Cafe - (IDC Dunwoody)/	Tim Drum (IDC Dunwoody) - 2nd Amendment Assignment Assumption Lease 12.3.08.pdf

Schedule 8.1-9

NAI-1510716910v10

11. DD Materials/02. Lease Review/Existing Leases/Tin Drum Asia Cafe - (IDC Dunwoody)/	Tin Drum - 1st Amendment Assignment Assumption Lease 1.30.06.pdf
11. DD Materials/02. Lease Review/Existing Leases/Tin Drum Asia Cafe - (IDC Dunwoody)/	Tin Drum - 3rd Amendment 12.2.2015.pdf
11. DD Materials/02. Lease Review/Existing Leases/Tin Drum Asia Cafe - (IDC Dunwoody)/	Tin Drum - 4th Amendment 23 Sept 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Tin Drum Asia Cafe - (IDC Dunwoody)/	Tin Drum Asia Cafe - Original Lease 4.9.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Tin Drum Asia Cafe - (IDC Dunwoody)/	Tin Drum Asia Cafe - Perimeter Place - Correspondence 0003 (1)
11. DD Materials/02. Lease Review/Existing Leases/Verizon Wireless/	Verizon Improvement LL Consent Request 12 Nov 2013.pdf
11. DD Materials/02. Lease Review/Existing Leases/Verizon Wireless/	Verizon Wireless - First Amendment 12 May 2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Verizon Wireless/	Verizon Wireless - Original Lease 12.28.04.pdf
11. DD Materials/02. Lease Review/Existing Leases/Verizon Wireless/	Verizon Wireless - Possession Letter 8.8.05.pdf
11. DD Materials/02. Lease Review/Existing Leases/Verizon Wireless/	Verizon Wireless - Tenant Estoppel 1 May 2014.pdf
11. DD Materials/02. Lease Review/Existing Leases/Weeryoung Enterprises (Vitality Bowl)/	Weeryoung - rent commence letter.pdf
11. DD Materials/02. Lease Review/Existing Leases/Weeryoung Enterprises (Vitality Bowl)/	Weeryoung Enterprises (Vitality Bowl) Lease 3.26.2018.pdf
11. DD Materials/02. Lease Review/Existing Leases/Weeryoung Enterprises (Vitality Bowl)/	Weeryoung Enterprises (Vitality Bowl) Lease 3.26.2018s.pdf
11. DD Materials/02. Lease Review/Existing Leases/Weight Loss Enterprises, Inc.(Quick Weight Loss Centers)/	Comcast Access Agreement Quick Weight Loss 8 JAN 2019.pdf
11. DD Materials/02. Lease Review/Existing Leases/Weight Loss Enterprises, Inc.(Quick Weight Loss Centers)/	Weight Loss - Possession Letter 10.19.2010.pdf
11. DD Materials/02. Lease Review/Existing Leases/Weight Loss Enterprises, Inc.(Quick Weight Loss Centers)/	Weight Loss Enterprises(Quick Weight Loss Centers)-Original Lease-10.07.10.pdf
11. DD Materials/02. Lease Review/Existing Leases/Weight Loss Enterprises, Inc.(Quick Weight Loss Centers)/	Weight Loss First Amendment 27 Jan 2016.pdf
11. DD Materials/02. Lease Review/Existing Leases/Which Wich (MV Foods 1)/	Which Wich Lease 7.31.2017 reduced size.pdf
11. DD Materials/02. Lease Review/Existing Leases/Which Wich (MV Foods 1)/	Which Wich Lease 7.31.2017.pdf
11. DD Materials/02. Lease Review/Existing Leases/Which Wich (MV Foods 1)/	Which Wich Letter Agreement 1.16.2018.pdf
11. DD Materials/02. Lease Review/Pending Leases/	DV_Comparison_GLL Perimeter - Verizon - Second Amendment to Leas-GLL Per....pdf
11. DD Materials/03. Title, Suvey, Zoning, and Permitting/	2006.5.16- Perimeter Place- ALTA ACSM Land Title Survey.pdf
11. DD Materials/03. Title, Suvey, Zoning, and Permitting/	2006.5.23 - Perimeter Place Zoning Letter - DeKalb Co..pdf
11. DD Materials/03. Title, Suvey, Zoning, and Permitting/	Perimeter Place- Owner_s Title Policy No. FA-33-550657.pdf
11. DD Materials/04. Management & Marketing/Management & Brokage Agreements/	2006.10.6 - Perimeter Place (Sembler) PM Agmt.pdf
11. DD Materials/04. Management & Marketing/Management & Brokage Agreements/	2018.10.10 - 1st Amdmnt to PM Agmt.pdf

Schedule 8.1-10

NAI-1510716910v10

11. DD Materials/04. Management & Marketing/Management & Brokage Agreements/	2018.9.17 - GLL Sembler Leasing Term. Notice.pdf
11. DD Materials/04. Management & Marketing/Management & Brokage Agreements/	Colliers Listing Agreement Perimeter Place 16 OCT 2018.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Fire Protection Contract.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Garbage Hauling Contract.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Landscape Contract.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Otis Elevator Contract.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Pest Control Contract.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Schindler Elevator Contract.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Security Contract.pdf
11. DD Materials/04. Management & Marketing/Service Contracts/	Sweeping Contract.pdf
11. DD Materials/05. Engineering Construction/	Environmental - 2007.1.31 - CAP B Addendum - Cover Letter.pdf
11. DD Materials/05. Engineering Construction/	Environmental Binder - CAP B.zip
11. DD Materials/05. Engineering Construction/Environmental Binder - CAP B	Environmental - 2007.1.31 - CAP B Addendum - Cover Letter
11. DD Materials/05. Engineering Construction/Environmental Binder - CAP B	Environmental - 2007.1.31 - SEA- CAP-B Addendum
11. DD Materials/05. Engineering Construction/Environmental Binder - CAP B	Environmental - 2007.1.31 - Tables & Figures
11. DD Materials/05. Engineering Construction/Environmental Binder - CAP B	Environmental - 2009.4.1 - GA Dept. Natural Resources - CAP-B -NFA Letter
11. DD Materials/05. Engineering Construction/Environmental Binder - CAP B	Environmental - Non-Hazardous Waster Manifest
11. DD Materials/05. Engineering Construction/Environmental Binder - CAP B	Environmental - SEA - Contact Info
11. DD Materials/05. Engineering Construction/	Perimeter Place - CO_s.pdf
11. DD Materials/05. Engineering Construction/Environmental/	2003.9.24- Phase 1 - Part 1.pdf
11. DD Materials/05. Engineering Construction/Environmental/	2003.9.24- Phase 1 - Part 2.pdf
11. DD Materials/05. Engineering Construction/Environmental/	2004 Environmental Remediation Agreement.PDF
11. DD Materials/05. Engineering Construction/Environmental/	2006 Assignment of Environmental Remediation Agreement.pdf
11. DD Materials/05. Engineering Construction/Environmental/	2006.7.19- PerimeterPlacePhIESA.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/	1993.5.20- Taylor Mathis Access Agreement- Terraces.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/	2004.5.12- Letter from Dobbs to EPD.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/2004- ISOTEC Treatment/	DOC051.PDF
11. DD Materials/05. Engineering Construction/Environmental/Misc/2004- ISOTEC Treatment/	DOC052.PDF
11. DD Materials/05. Engineering Construction/Environmental/Misc/2006- BellSouth Interim Report to EPD/	2006-05 Interim Report.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/2006- BellSouth Interim Report to EPD/	EFR - Event _1.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/2006- BellSouth Interim Report to EPD/	EFR - Event _2.pdf

Schedule 8.1-11

NAI-1510716910v10

11. DD Materials/05. Engineering Construction/Environmental/Misc/Corrective Action Plan/	1993.7- CAPwithSoilDelineation.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/Corrective Action Plan/	2000.12- CAPBaddendumwithMaps.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/Corrective Action Plan/	2005.6- NOV&Q1MOPforPerimeterPlace.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/Vapor Barrier/	Vapor Barrier.zip
11. DD Materials/05. Engineering Construction/Environmental/Misc/Vapor Barrier/	3300
11. DD Materials/05. Engineering Construction/Environmental/Misc/Vapor Barrier/	BLDG 2500 CONCRETE POUR
11. DD Materials/05. Engineering Construction/Environmental/Misc/Vapor Barrier/	BLDG 2700 CONCRETE POUR
11. DD Materials/05. Engineering Construction/Environmental/Misc/Vapor Barrier/	FW Site Plan attached per Mike Kerman_s instructions..rtf.zip
11. DD Materials/05. Engineering Construction/Environmental/Misc/Vapor Barrier/	RE Perimeter Place.zip
11. DD Materials/05. Engineering Construction/Environmental/Misc/Vapor Barrier/	Well Locations
11. DD Materials/05. Engineering Construction/Environmental/Misc/Well Data/	022006 sampling.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/Well Data/	042005 sampling.pdf
11. DD Materials/05. Engineering Construction/Environmental/Misc/Well Data/	082004 sampling.pdf
11. DD Materials/05. Engineering Construction/Geotechnical Reports- 2003/	Geotechnical Documents 1.pdf
11. DD Materials/05. Engineering Construction/Geotechnical Reports- 2003/	Geotechnical Documents 2.pdf
11. DD Materials/06. Other/Condo Declaration/	Declaration of Condominium.pdf
11. DD Materials/06. Other/REA/	REA Recorded Copy - PP 4.30.04.pdf
11. DD Materials/06. Other/Target OEA/	Perimeter Place - OEA Target & Sembler II 02.07.09.pdf
11. DD Materials/06. Other/Target OEA/	Target - First Amendment to Declaration of Restrictions and Easement 12-16-04.pdf
11. DD Materials/06. Other/Target OEA/	Target - OEA Final Recorded Copy - PP 4.30.04.pdf
12. CTO Request List/	ES - Perimeter Place Cash Flows.xlsx
12. CTO Request List/Missing Documents/	Perimeter Place - Amazing Lash Studio - Commencement Date Letter (Execut....pdf
12. CTO Request List/Missing Documents/	Perimeter Place - Guard One Protective Services - Security - January 1, ....pdf
12. CTO Request List/Missing Documents/	Unique Threading - Guaranty of Lease - 10.14.2011.pdf
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-1.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-10.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-11.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-12.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-13.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-14.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-15.jpg

Schedule 8.1-12

NAI-1510716910v10

12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-16.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-17.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-18.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-19.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-2.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-20.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-21.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-22.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-23.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-24.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-25.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-26.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-27.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-28.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-29.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-3.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-30.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-31.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-32.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-33.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-34.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-35.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-36.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-37.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-38.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-39.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-4.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-40.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-41.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-5.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-6.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-7.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-8.jpg
12. CTO Request List/Photos/Aerials/	Eastdil Perimeter Place 9-2-17-9.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_001_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_007_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_012_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_017_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_020_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_022_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_024_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_040_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_049_300ppi.jpg

Schedule 8.1-13

NAI-1510716910v10

12. CTO Request List/Photos/Property Level/	PerimeterPlace_065_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_073_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_085-2_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_092_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_099_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_100_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_106_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_107_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_116_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_117_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_118_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_123_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_135_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_141-2_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_146_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_147_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_158_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_159-2_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_160_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_162_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_168_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_174_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_175_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_176-2_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_177_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_178_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_179_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_186_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_188_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_190_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_197_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_208_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_211_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_213_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_215_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_216_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_217-2_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_218_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_219_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_232_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_235_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_241_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_243_300ppi.jpg

Schedule 8.1-14

NAI-1510716910v10

12. CTO Request List/Photos/Property Level/	PerimeterPlace_244_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_251_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_253_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_259_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_261_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_271_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_278_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_284_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_289_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_291_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_297_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_299_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_300_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_301_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_303_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_315_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_317_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_318_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_321_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_324_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_327_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_339_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_341_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_342_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_345_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_352_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_355_DxO_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_357_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_365_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_368_300ppi.jpg
12. CTO Request List/Photos/Property Level/	PerimeterPlace_369_300ppi.jpg
12. CTO Request List/Sales Report/	Perimeter Sales Analysis.xlsx
12. CTO Request List/Submarket Data/	Class A Office - Central Perimeter Submarket - Raw.xlsx
12. CTO Request List/Submarket Data/	CoStar Central Perimeter Submarket Report.pdf
12. CTO Request List/Submarket Data/	ES - Perimeter Place Offering Memorandum (1.9.18).pdf
12. CTO Request List/Submarket Data/	Perimeter_MarketBook _2019.pdf
12. CTO Request List/Submarket Data/	Under Construction Multifamily - Central Perimeter Submarket - Raw Data.xlsx
12. CTO Request List/Submarket Data/	Under Construction Office - Central Perimeter Submarket - Raw Data.xlsx
12. CTO Request List/Acquisition Estoppels - 2006/	Acquisition Estoppels - 2006

Schedule 8.1-15

NAI-1510716910v10

EXHIBIT “A”

LEGAL DESCRIPTION OF THE LAND

NAI-1510716910v10

East a distance of 124.61 feet to a 5/8" rebar set; Thence North 14 degrees 26 minutes 30 seconds West a distance of 121.43 feet to a 5/8" rebar set; Thence North 86 degrees 50 minutes 22 seconds West a distance of 77.05 feet to a PK nail set; Thence North 03 degrees 09 minutes 38 seconds East a distance of 5.00 feet to a PK nail set; Thence North 86 degrees 50 minutes 22 seconds West a distance of 126.36 feet to a 5/8" rebar set; Thence North 07 degrees 27 minutes 42 seconds East a distance of 335.12 feet to a 5/8" rebar set; Thence South 86 degrees 50 minutes 22 seconds East a distance of 147.22 feet to a 5/8" rebar set; Thence North 03 degrees 09 minutes 38 seconds East a distance of 298.41 feet to a 5/8" rebar set on the Southern right-of-way of Crown Pointe Parkway; Thence along said right-of-way the following courses and distances: South 86 degrees 44 minutes 31 seconds East a distance of 58.14 feet to a point; South 89 degrees 29 minutes 35 seconds East, a distance of 51.22 feet to a point; North 85 degrees 59 minutes 08 seconds East, a distance of 50.00 feet to a point; North 83 degrees 41 minutes 42 seconds East, a distance of 100.08 feet to a point; North 85 degrees 59 minutes 08 seconds East, a distance of 97.22 feet to a point; Thence North 72 degrees 15 minutes 31 seconds East a distance of 57.53 feet to a point; Thence North 52 degrees 38 minutes 01 seconds East a distance of 58.05 feet to a point; Thence South 15 degrees 53 minutes 15 seconds West a distance of 23.70 feet to a point; Thence South 39 degrees 09 minutes 32 seconds East a distance of 33.78 feet to a point; Thence South 39 degrees 09 minutes 32 seconds East a distance of 45.75 feet to a point; Thence along a curve to the left with an arc length of 18.31 feet, said curve having a radius of 22.00 feet, with a chord distance of 17.78 feet, at South 62 degrees 59 minutes 57 seconds East, to a point; Thence South 86 degrees 50 minutes 22 seconds East a distance of 187.34 feet to a point; Thence South 03 degrees 09 minutes 38 seconds West, a distance of 28.00 feet to a point; Thence South 86 degrees 50 minutes 22 seconds East, a distance of 3.33 feet to a point; Thence South 03 degrees 09 minutes 38 seconds West, a distance of 350.14 feet to a point; Thence South 86 degrees 50 minutes 22 seconds East, a distance of 31.92 feet to a point; Thence South 86 degrees 50 minutes 22 seconds East, a distance of 375.58 feet to a point; Thence South 03 degrees 09 minutes 38 seconds West, a distance of 100.44 feet to a point, said point being the **TRUE POINT OF BEGINNING**.

Said tract of land contains 18.261 Acres.

TOGETHER WITH

Tract 2

All that tract or parcel of land lying and being in Land Lot 349, 18th District of Dekalb County, Georgia, and being more particularly described as follows:

Commencing at a point at the intersection of the Western proposed right-of-way of Perimeter Center Place (proposed 70' right-of-way) and the existing Southern right-of-way of Crown Pointe Parkway a.k.a. Meadow Lane Road (variable right-of-way), said point being the **TRUE POINT OF BEGINNING.** Thence along said right-of-way of Perimeter Center Place the following courses and distances: South 02 degrees 14 minutes 12 seconds West, a distance of 192.14 feet to a PK nail set; along a curve to the right, an arc length of 415.60 feet, said curve having a radius of 537.96 feet with a chord distance of 405.34 feet, at South 24 degrees 22 minutes 05 seconds West, to a point; South 46 degrees 29 minutes 59 seconds West, a distance

NAI-1510716910v10

of 320.86 feet to a point; Thence leaving said right-of-way North 43 degrees 30 minutes 01 seconds West, a distance of 60.19 feet to a point; Thence North 03 degrees 09 minutes 38 seconds East, a distance of 27.33 feet to a PK nail set; Thence North 46 degrees 29 minutes 59 seconds East, a distance of 78.51 feet to a PK nail set; Thence North 03 degrees 09 minutes 38 seconds East, a distance of 172.63 feet to a PK nail set; Thence North 86 degrees 50 minutes 22 seconds West a distance of 62.00 feet to a PK nail set; Thence North 03 degrees 09 minutes 38 seconds East a distance of 87.08 feet to a PK nail set; Thence North 86 degrees 50 minutes 22 seconds West a distance of 26.73 feet to a PK nail set; Thence North 03 degrees 09 minutes 38 seconds East a distance of 290.35 feet to a point; Thence South 86 degrees 50 minutes 22 seconds East a distance of 130.49 feet to a PK nail set; Thence North 03 degrees 09 minutes 38 seconds East a distance of 150.72 feet to a 5/8" rebar set on the southerly right-of-way of Crown Pointe Parkway (variable right-of-way); Thence along said right-of-way the following courses and distances: along a curve to the left, an arc length of 223.33 feet, said curve having a radius of 995.15 feet with a chord distance of 222.87 feet, at South 80 degrees 36 minutes 52 seconds East, to a point; South 87 degrees 29 minutes 44 seconds East, a distance of 90.33 feet to a point; said point being the **TRUE POINT OF BEGINNING.**

Said tract of land contains 5.535 Acres.

TOGETHER WITH

Tract 3

All that tract or parcel of land- lying and being in Land Lot 349 of the 18th District, Dekalb County, Georgia and being more particularly described as the unit identified as the "Retail Master Component" of Perimeter Place Master Condominium, a Condominium, together with an undivided interest in the common area, pursuant to that Declaration of Condominium for Perimeter Place Master Condominium, a Condominium, dated July 19, 2006, recorded at Deed Book 18944, Page 171, in the Office of the Clerk of the Superior Court of Dekalb County, Georgia, and pursuant to floor plans, filed in Condominium Floor Plan Book 169, Pages 102 through 113, aforesaid records and pursuant to that condominium plat filed at Condominium Plat Book 169, Page 114, in the aforesaid records. The land containing the "Retail Component" and the common area rights granted in the Declaration of Condominium referenced above is the property identified on the face of the Survey (defined below) as being owned by Lincoln Perimeter Center, LLC and the "Retail Component" is more particularly described as the retail space located at the street level of the building as shown thereon.

All as more particularly shown on that certain ALTA/ACSM Land Title Survey for HSH Nordbank AG, Bell Sembler II, LLC, GLL US Retail, L.P., and First American Title Insurance Company by Trenton D. Turk, G. R. L. S. # 2411 of GeoSurvey, Ltd., job # 20062802, dated May 16, 2006 and last revised July 20, 2006 (the "Survey")

TOGETHER WITH all right, title and interest to those easements granted in that certain Release and Quit-Claim of Easement and Grant of Easement, dated January 30, 1975, by and between Southern Bell Telephone and Telegraph Company and Blue Cross of Georgia/Atlanta, Inc.,

NAI-1510716910v10

NAI-1510716910v10

EXHIBIT “B”

-----------------------------------------------------------[SPACE ABOVE RESERVED FOR CLERK’S USE]------------------------------------------------

After recording, please return to:

____________________________
____________________________
____________________________
Attn: ____________________

Telephone: (___) ___-____

LIMITED WARRANTY DEED

THIS INDENTURE is made this ____ day of __________, 20__, by and between ____________________________, a ____________________________ (“Grantor”), and ____________________________, a ____________________________ (“Grantee”).

W I T N E S E T H:

FOR AND IN CONSIDERATION of the sum of TEN DOLLARS ($10.00) in hand paid to Grantor by Grantee at and before the execution, sealing and delivery hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto Grantee, and the successors, legal representatives and assigns of Grantee all those tracts or parcels of land lying and being in Land Lot ___ of the __________ District of _______________ County, Georgia, more particularly described on Exhibit ”A” attached hereto and incorporated herein by reference (the “Property”).

TO HAVE AND TO HOLD said Property, together with any and all of the rights, members and appurtenances thereof to the same being, belonging or in anywise appertaining to the only proper use, benefit and behalf of Grantee forever, in fee simple; and

GRANTOR SHALL WARRANT and forever defend the right and title to said Property unto Grantee, and the [heirs,] successors, legal representatives and assigns of Grantee, against the claims of all persons whomsoever, claiming by, through or under Grantor, but not otherwise; provided, however, that the warranties of title made by Grantor herein shall not extend to any claims arising under those matters set forth on Exhibit “B” attached hereto and incorporated herein by reference.

B-1

NAI-1510716910v10

IN WITNESS WHEREOF, Grantor has executed and sealed this indenture, and delivered this indenture to Grantee, all the day and year first written above.

Signed, sealed and delivered in the presence of:

____________________________________

Unofficial Witness

____________________________________

Notary Public

My Commission Expires:

_______________________________

(NOTARIAL SEAL)

GRANTOR: ,a _______________ limited liability company By: (SEAL) Name: Title:

B-2

NAI-1510716910v10

EXHIBIT “C”

ASSIGNMENT OF LEASES

THIS ASSIGNMENT OF LEASES (this “Assignment”) is made and entered into as of this ____ day of _______________, 20__, by and between _____________________________, a(n) ____________________________ (“Assignor”), and _________________________, a(n) _____________________ (“Assignee”).

W I T N E S E T H:

For and in consideration of the sum of Ten and No/100 Dollars ($10.00), the conveyance by Assignor to Assignee of all that real property and property rights particularly described on Exhibit “A”, attached hereto and incorporated herein by this reference (hereinafter referred to as the “Property”), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby transfers, grants, conveys, and assigns to Assignee all of Assignor’s right, title, and interest in and to, all tenant leases of space or property within the Property and under any and all guaranties thereof or relating thereto, as set forth on Exhibit “B”, attached hereto and incorporated herein by this reference, together with all modifications, extensions and amendments thereof (collectively, the “Leases”), together with all security deposits currently held by Assignor under the Leases, and together with all rents, issues, and profits under the Leases relating to the period commencing with the date hereof.

Assignee, by its acceptance hereof, does hereby assume and agree to perform any and all obligations and duties of Assignor as “landlord” or “lessor” under the Leases first arising from and after the date hereof.

Assignee shall defend, indemnify, protect, and hold harmless Assignor from any liability or responsibility arising or accruing under any of the Leases from and after the date hereof.  Subject to the “Floor,” “Cap” and Survival Period limitations set forth in Section 9.1 of that certain Purchase and Sale Agreement between Assignor and Assignee dated ______________, 2020 (the “PSA Limitations”), Assignor shall defend, indemnify protect, and hold harmless Assignee from any liability or responsibility arising or accruing under any Leases prior to the date hereof. The parties intend to allocate to Assignee all risks associated with the Leases, including default by or disputes with any tenants thereunder, arising on or after the date hereof, and subject to the PSA Limitations, allocates to Assignor all risks associated with the Leases arising before the date hereof. As used in herein, “arising,” “accruing” and any derivation of those words means that the act or omission giving rise to the matter in question occurred during the period of responsibility allocated herein to Assignee or Assignor.

This Assignment shall inure to the benefit of, and be binding upon, the respective legal representatives, successors, and assigns of the parties hereto.  This Assignment shall be governed by, and construed under, the laws of the State where the Property is located.

NAI-1510716910v10

The parties hereto agree that this Assignment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute a fully-executed and binding original instrument.

[remainder of page intentionally left blank; signatures to follow]

NAI-1510716910v10

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed the day and year first above written.

ASSIGNOR:

_____________________________,

a _____________________________

By:

a

its

By:

Name:

Title:

By:

Name:

Title:

NAI-1510716910v10

ASSIGNEE:

_____________________________,

a _____________________________

By:

a

its

By:

Name:

Title:

NAI-1510716910v10

EXHIBIT “D”

BILL OF SALE

This Bill of Sale (this “Bill of Sale“) is made and entered into this ___ day of _________, 2020, by and between _____________________________, a _____________________________ (“Assignor“), and _____________________________, a _____________________________ (“Assignee”).

In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, convey and deliver to Assignee, its successors and assigns, all items of personal property, if any, owned by Assignor and situated upon and used exclusively in connection with the operation, repair, or maintenance of the Real Property (as defined in the Agreement and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes), and identified in Exhibit B attached hereto and made a part hereof for all purposes (the “Personal Property”).

Assignee acknowledges and agrees that, except as expressly provided in, and subject to the limitations contained in, that certain Purchase and Sale Agreement dated as of _____________________________, 2020, by and between Assignor and Assignee (as amended, the “Agreement”), Assignor has not made, does not make and specifically disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) the nature, quality or conditions of the Personal Property, (b) the income to be derived from the Personal Property, (c) the suitability of the Personal Property for any and all activities and uses which Assignee may conduct thereon, (d) the compliance of or by the Personal Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body, (e) the quality, habitability, merchantability or fitness for a particular purpose of any of the Personal Property, or (f) any other matter with respect to the Personal Property. Assignee further acknowledges and agrees that, having been given the opportunity to inspect the Personal Property, Assignee is relying solely on its own investigation of the Personal Property and not on any information provided or to be provided by Assignor.  Assignee further acknowledges and agrees that the sale of the Personal Property as provided for herein is made on an “as is, where is” condition and basis “with all faults,” and subject to the limitations contained in, the Agreement.

[remainder of page intentionally left blank; signatures to follow]

NAI-1510716910v10

IN WITNESS WHEREOF, Assignor and Assignee have caused this Bill of Sale to be executed on the date and year first above written.

ASSIGNOR:

_____________________________,

a _____________________________

By:

_____________________________,

a _____________________________,

its _____________________________

By:

Name:

Title:

By:

Name:

Title:

[Signatures Continue on Next Page]

NAI-1510716910v10

ASSIGNEE: _____________________________, a _____________________________ By: _____________________________, a _____________________________, its _____________________________ By: Name: Title:

NAI-1510716910v10

EXHIBIT “E”

ASSIGNMENT OF SERVICE CONTRACTS,
WARRANTIES AND OTHER INTANGIBLE PROPERTY

This Assignment of Leases, Service Contracts, Warranties and Other Intangible Property (this “Assignment”) is made and entered into this ___ day of _________, 2020, by and between _____________________________, a _____________________________ (“Assignor”), and _____________________________, a _____________________________ (“Assignee”).

For good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, set over and deliver unto Assignee all of Assignor’s right, title, and interest, if any, in and to the following (collectively, the “Assigned Items”):  (i) those certain service contracts[, construction contracts, equipment leases and tenant improvement agreements] (the “Service Contracts”) listed on Exhibit A, if any, attached hereto and made a part hereof for all purposes, (ii) warranties held by Assignor affecting the Property (the “Warranties”), including, but not limited to those listed on Exhibit B, if any, attached hereto and made a part hereof for all purposes, and (iii) all zoning, use, occupancy and operating permits, and other permits, licenses, approvals and certificates, maps, plans, specifications, and all other Intangible Personal Property (as defined in the Agreement) owned by Assignor and used exclusively in the use or operation of the Real Property and Personal Property (each as defined in the Agreement), including, without limitation, the right of Assignor, if any, to use the name “Perimeter Place” and any other agreements or rights relating to the use and operation of the Real Property and Personal Property (collectively, the “Other Intangible Property”).

ASSIGNEE ACKNOWLEDGES AND AGREES, BY ITS ACCEPTANCE HEREOF, THAT, EXCEPT AS EXPRESSLY PROVIDED IN, AND SUBJECT TO THE LIMITATIONS CONTAINED IN, THAT CERTAIN PURCHASE AND SALE AGREEMENT, DATED AS OF _____________________________, 2020, BY AND BETWEEN ASSIGNOR AND ASSIGNEE (AS AMENDED, THE “AGREEMENT”), THE ASSIGNED ITEMS ARE CONVEYED “AS IS, WHERE IS” AND IN THEIR PRESENT CONDITION “WITH ALL FAULTS,” AND THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE NATURE, QUALITY OR CONDITION OF THE ASSIGNED ITEMS, THE INCOME TO BE DERIVED THEREFROM, OR THE ENFORCEABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE ASSIGNED ITEMS.

By accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations which are to be paid, performed or discharged and which first accrue from and after the Closing Date (as defined in the Agreement) (a) by the owner under the Service Contracts, the Warranties and/or the Other Intangible Property, and (b) relating to the Leasing Agreements pursuant to the provisions of Section 8.3 of the Agreement.

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Assignee agrees to indemnify, hold harmless and defend Assignor from and against any and all claims, losses, liabilities, damages, costs and expenses (including, without limitation, court costs and reasonable attorneys’ fees and disbursements) resulting by reason of the failure of Assignee to pay, perform or discharge any of the debts, duties or obligations pursuant to the Assigned Items which accrue on or after (but not before) the date hereof.

All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[remainder of page intentionally left blank; signatures to follow]

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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the day and year first above written.

ASSIGNOR:

_____________________________,
a _____________________________

By:

_____________________________,
a _____________________________,
its _____________________________

By:Name:Title:

By:Name:Title:

[Signatures Continue on Next Page]

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ASSIGNEE: _____________________________, a _____________________________ By: _____________________________, a _____________________________, its _____________________________ By:Name:Title:

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EXHIBIT “F”

TENANT NOTICE LETTER

(Landlord)
[Seller’s Name]
c/o GLL Real Estate Partners, Inc.
200 Orange Avenue, Suite 1375
Orlando, Florida 32801
Attention: _____________________________

____________ ___, 20__

[Tenant Name & Address]

Re:	Notice to Tenants of _____________________ (the “Premises”);

Dear Tenant:

Please be advised that on      (date of sale)  , 20  (the “Effective Date”), the Premises was conveyed and the landlord’s interest in your lease (the “Lease”) was assigned by ___________________________ (the “Landlord”) to ___________________________ (the “Buyer”).  The purpose of this letter is to inform you of the acquisition  and to facilitate ongoing communication.

In connection with such sale, Landlord, as seller, has assigned and transferred its interest in your lease to Buyer, and Buyer has assumed and agreed to perform all of Landlord’s obligations under the Lease from and after the Effective Date.  Accordingly, (i) all of your obligations as tenant under the Lease from and after Effective Date (including, but not limited to, your obligations to pay rent) shall be performable to and for the benefit of Buyer,  its successors and assigns, and (ii) all of the obligations of the landlord under the lease from and after Effective Date shall be binding obligations of Buyer, and its successors and assigns, and Landlord shall have no further obligations under the lease.

Until otherwise directed by Buyer, communications with Buyer with respect to the following matters should be directed as follows:

I.Rent.  All rents, additional rents and other charges under the lease for periods from and after Effective Date are to be made payable to Buyer at the following address:

Attention:

F-1

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All rental payments and other monies due under your Lease for periods prior to Effective Date, should be made payable to the Landlord in accordance with existing procedures.

II.Notices.  All notices and other communications to the landlord under your Lease shall be delivered to Buyer at the following address:

Attention:

Please amend the insurance policies, which you are required to maintain under your lease, to delete Landlord as an additional insured thereunder and to include Buyer as an additional insured thereon.

We appreciate your patience and cooperation during this transition.

LANDLORD:

_____________________________,

a _____________________________

By:

a

its

By:

Name:

Title:

By:

Name:

Title:

F-2

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EXHIBIT “G”

FORM OF TENANT ESTOPPEL CERTIFICATE

TENANT ESTOPPEL CERTIFICATE

To:

CTO20 Perimeter LLC, a Delaware limited liability company, as buyer, and its affiliates, lenders, successors and assigns; and GLL Perimeter Place, L.P., a Delaware limited partnership (“Landlord”), as seller. (collectively, “Beneficiaries”)

From:      (“Tenant”)

Re:Lease dated __________, 20__ between Landlord (or its predecessor-in-interest), as landlord, and Tenant (or Tenant’s predecessor-in-interest), as tenant, as amended by       1 (collectively, the “Lease”), with respect to the premises (the “Premises”), consisting of approximately _______ rentable square feet, known as Suite(s) #_______ located at Perimeter Place in the Dekalb County, Georgia (the “Real Property”).

Tenant represents and warrants for the benefit of Beneficiaries that as of the Effective Date set forth below:

1.Attached hereto as Exhibit 1 is a full, true and complete description of the Lease, including all amendments, modifications, assignments, renewals, extensions, supplements, side letters, and addenda thereto, and, except as set forth in the Lease, Tenant has no other rights with respect to the Premises, the Real Property or any portion thereof; there are no other promises, agreements, understandings, or commitments between Landlord and Tenant relating to the Premises; and Tenant has not given Landlord any notice of termination thereunder.

2.The Lease is in full force and effect and has not been modified or amended (except as may be herein set forth), and, except as described in the definition of “Lease” or attached hereto as part of Exhibit 1, no option, if any, to extend the term of the Lease or to expand or contract the area of the Premises has been exercised.

3.Tenant has not assigned its interest in the Lease or sublet any of the Premises, except as follows: _____________________________ (none if left blank)

4.The rent commencement date occurred on _________________. Tenant acknowledges that the monthly rental payable to Landlord is currently as follows:2

Type of Rent	Amount	Paid Through
Base Rent
Fixed CAM

1 List all amendments, modifications, assignments, renewals, extensions, supplements, side letters, and addenda.

2 To be updated based on applicability to each lease.

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Variable CAM
Insurance
Taxes
Promotion Charge
Marketing Charge
Percentage Rent

5.The security deposit made, if any, is $_________________ (none if left blank), which is in the form of cash. No base rent, additional rent, percentage rent or other sums or charges have been paid for more than one (1) month in advance of the due date under the Lease.

6.Tenant does not claim a right to any outstanding allowances, concessions, free rent, or rental abatement other than:

__________________________________________________________________________________________________________________________________________(none if left blank).

7.The term of the Lease expires ______________, and Tenant is not entitled to any renewal options except as set forth in the Lease. Tenant has no option to terminate the Lease prior to the expiration date except as set forth in the Lease.

8.Tenant is not in default under the Lease, and Tenant does not have any presently existing claims against Landlord or any offsets against rent due under the Lease. There are no (i) defaults of Landlord under the Lease to Tenant’s knowledge, (ii) existing circumstances which with the passage of time, or notice, or both, would give rise to a default under the Lease, (iii) existing rights to abate, reduce or offset sums against rent or terminate this Lease because of any other condition, or (iv) existing circumstances which with the passage of time, or notice, or both, would give rise to a right to abate, reduce or offset sums against rent or terminate the Lease.

9.Tenant is in full and complete possession of and has accepted the Premises, including all work required to be performed by Landlord thereon pursuant to the terms and provisions of the Lease or otherwise; and all areas of the Premises are in compliance with the Lease and are satisfactory for Tenant’s purposes. Tenant is currently occupying the Premises and Tenant is open for business.

10.Neither Tenant nor any general partners of Tenant (in the case of a partnership tenant), or any guarantor or other person or entity liable on the Lease has filed a petition in bankruptcy that has not been dismissed as of the date hereof, has been subject to an involuntary petition in bankruptcy which has not been dismissed, has made an assignment for the benefit of any creditor(s), or has been adjudged to be bankrupt or insolvent by a court of competent jurisdiction.

11.Tenant does not have any option or right of first refusal to purchase any portion of the Premises or the Real Property.

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12.Any notices which may or shall be given to Tenant under the terms of the Lease are to be sent to Tenant at the following address:

[Tenant’s Address]

Tenant acknowledges the right of the Beneficiaries and their respective successors and assigns to rely on the statements and representations contained in this estoppel certificate and further understands that the pending transactions involving the Real Property will be made in material reliance on this estoppel certificate. The undersigned is authorized by all necessary action of Tenant to execute this Tenant Estoppel Certificate on behalf of Tenant. Furthermore, signatures transmitted via a facsimile or other electronic means [e.g. .PDF] may be relied upon, and shall be as binding, as an original signature.

Tenant:[TENANT NAME AND ENTITY INFORMATION]

By
Name
Title

Effective Date:

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[For Leases with a Guarantor]

GUARANTOR CERTIFICATIONS ATTACHED TO ESTOPPEL CERTIFICATE

____________________, a __________________ (“Guarantor”),  as the guarantor of Tenant’s obligations under the Lease pursuant to that certain Guaranty, dated _______________, 20__, as amended by       3 in favor of Landlord (collectively, the “Guaranty”), hereby certifies, as of the date of execution hereof, set forth below to the Beneficiaries, as follows:

i.The Guaranty, all amendments thereto and all Guarantor consents attached to other Lease documents are described on Exhibit 1.

ii.The Guaranty constitutes the entire agreement between Landlord and Guarantor with respect to Guarantor’s obligations relating to Tenant and the Lease.

iii.The Guaranty is in full force and effect and has not been amended, modified, supplemented or terminated, except as may be herein set forth.

iv.To Guarantor’s knowledge, Landlord is not in default in the performance of any covenant, agreement or condition contained in the Lease and there exists no fact or circumstance as of the date of this certification which, either alone or taken together with other facts and circumstances, creates for Guarantor as of the date of execution set forth below any defense, counterclaim, lien or claim of offset or credit by Guarantor under the Guaranty or any other claim by Guarantor against Landlord.

v.Guarantor hereby consents to Tenant’s execution and delivery of this Estoppel Certificate.

vi.The person executing this certification on behalf of Guarantor is duly authorized to execute and deliver this certification.  Guarantor acknowledges and agrees that the Beneficiaries shall be entitled to rely on each of Tenant's and Guarantor's respective certifications set forth in this certification, and all such persons shall be entitled to rely on and to have the benefit of the assurances to matters set forth in such certifications.  This certification shall be binding upon Guarantor and its legal representatives, successors and assigns.  Furthermore, signatures transmitted via a facsimile or other electronic means [e.g. .PDF] may be relied upon, and shall be as binding, as an original signature.

[GUARANTOR NAME]:

By
Name
Title

3 List all amendments, modifications, assignments, renewals, extensions, supplements, side letters, and addenda.

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EXHIBIT 1 TO ESTOPPEL CERTIFICATE

LEASE DESCRIPTION

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EXHIBIT “H”

Description of:

Leases, Lease Amendments and Lease Guaranties

Securities Deposits [Amounts & Form]

Outstanding Leasing Costs

Disclosures

Leases, Lease Amendments and Lease Guaranties

Abishay Enterprises, LLC (Ali’s Cookies)

●	Lease Agreement dated as of December 23, 2011
●	Guaranty of Lease dated December, 2011
●	Possession Letter dated as of January 6, 2012
●	Confirmation of Commencement Date dated June 11, 2012
●	First Amendment to Lease Agreement as of February 7, 2018

Advanced Dermal Sciences, LLC (Spa Sydell)

●	Guaranty Agreement dated as of October 27, 2017
●	Guaranty Agreement dated as of October 27, 2017
●	Lease Agreement dated as of November 1, 2017
●	First Amendment to Lease Agreement as of April 26, 2018
●	Second Amendment to Lease Agreement as of August 21, 2019

Akber Ali A. Rajwani (Unique Threading & Waxing)

●	Lease Agreement dated October 14, 2011
●	Guaranty of Lease dated October 14, 2011
●	Confirmation of Commencement Date dated January 6, 2012
●	Renewal Letter dated December 16, 2016
●	Acknowledgement of Exercise of Renewal Option dated April 12, 2017

Springwood Holdings, LLC (Amazing Lash Studio)

●	Guaranty of Lease dated August 11, 2016
●	Guaranty of Lease dated August 11, 2016
●	Lease Agreement dated as of August 16, 2016
●	Guaranty of Lease dated August 16, 2016
●	Guaranty of Lease dated August 16, 2016
●	Exhibit C Sign Criteria dated August 25, 2016

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●	Landlord’s Lien Subordination Agreement dated October 25, 2016
●	Confirmation of Commencement Date dated January 20, 2017
●	Update Notice Information Letter dated October 30, 2019

Beal Nevada Service Corporation (Beal Bank)

●	Lease Agreement dated June 25, 2008
●	Confirmation of Commencement Date dated February 18, 2009
●	Assignment and Assumption of Lease dated January 22, 2014
●	Consent to Assignment and Amendment to Lease Agreement dated January 27, 2014
●	Second Amendment to Lease Agreement dated September 26, 2018

Carrabba’s / Georgia-I, Limited Partnership (Carrabba’s Italian Grill)

●	Lease Agreement dated April 28, 2004
●	Guaranty of Lease dated April 28, 2004
●	Guaranty of Completion Improvements dated April 28, 2004
●	Guaranty of Lease dated April 28, 2004
●	Amendment to Lease dated July 27, 2004
●	Second Amendment to Lease dated August 3, 2004
●	Third Amendment to Lease dated September 10, 2004
●	Fourth Amendment to Lease dated October 21, 2004
●	Fifth Amendment to Lease dated November 18, 2004
●	Sixth Amendment to Lease dated December 10, 2004
●	Seventh Amendment to Lease dated September 6, 2005
●	Term Commencement and Expiration Agreement dated May 2, 2006
●	Notice of Landlord Move dated April 24, 2015
●	Renewal Option Exercise Letter dated May 26, 2015
●	Crunch Use Waiver dated as of June 30, 2016

A.J.P.N. Enterprises, Inc. (Carriage Cleaners)

●	Lease Agreement dated December 15, 2004
●	Possession Letter dated August 9, 2005
●	First Amendment to Lease dated October 6, 2005
●	Confirmation of Commencement dated January 9, 2006
●	Assignment and Assumption of Lease and Second Amendment to Lease Agreement dated October 19, 2006
●	Guaranty of Lease executed October 13, 2006
●	Lease Renewal Letter dated September 30, 2010
●	Third Amendment to Lease Agreement dated February 23, 2011

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●	Assignment and Assumption of Lease and Fourth Amendment to Lease Agreement dated March 19, 2012
●	Guaranty of Lease dated March 16, 2012
●	Fifth Amendment to Lease Agreement dated December 1, 2015

Chipotle Mexican Grill of Colorado, LLC

●	Guaranty of Lease dated June 24, 2004
●	Lease Agreement dated June 24, 2004
●	Exercise of Renewal Option dated May 22, 2015
●	First Amendment of Lease Agreement dated December 2, 2019

The Coca-Cola Company (Q Research Solutions)

●	Lease Agreement dated January 18, 2017
●	Letter Regarding Plans for Tenant’s Work dated January 18, 2017
●	Subordination, Non-Disturbance, and Attornment Agreement dated February 13, 2017
●	Tenant Notice Address Update and Authorization for The Coca Cola Company dated December 21, 2017
●	Correction of Notice Address dated June 20, 2018

Cold Stone Creamery, Inc.

●	Lease Agreement dated as of June 7, 2005
●	Possession Letter dated as of August 9, 2005
●	Confirmation of Commencement Date dated January 13, 2006
●	First Amendment to Lease Agreement dated August 12, 2010
●	Lease Renewal Pertaining to Lease dated as of June 25, 2015
●	Renewal Response Letter dated as of June 26, 2015
●	Letter Agreement Regarding Extension of Term dated as of August 4, 2015

Sublease Documents - Prime Financial Investments, LLC:

●	Sublease Pre-Notice dated March 15, 2016
●	Sublease Agreement dated July 26, 2017
●	Guaranty of Sublease dated July 26, 2017

R.F. Huntleigh, LLC (Contender eSports)

●	Lease Agreement dated January 15, 2020
●	Guaranty of Lease executed January 13, 2020
●	Possession Letter dated January 17, 2020

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JVT Perimeter, LLC (Crunch Fitness)

●	Lease Agreement dated August 3, 2016
●	Guaranty Agreement by VRJ Holdings, LLC dated August 3, 2016
●	Guaranty Agreement by TVJ Holdings, LLC dated August 3, 2016
●	Guaranty Agreement by Vince Julien and Geoff Dyer dated August 3, 2016
●	Letter Agreement Re: Possession Date and the Permit Period Deadline dated December 6, 2016 and acknowledged December 7, 2016
●	Landlord’s Lien Subordination Agreement dated June 5, 2017
●	Rent Commencement Date dated May 3, 2017 and acknowledged May 9, 2017
●	Tenant Notice of JVT Ownership Change dated March 15, 2018
●	First Amendment to Lease Agreement dated May 17, 2019
●	Reaffirmation of Guaranty dated as of May 17, 2019 by VRJ Holdings, LLC.
●	Reaffirmation of Guaranty dated as of May 17, 2019 by TVJ Holdings, LLC.
●	Reaffirmation of Guaranty dated as of May 17, 2019 by Vince Julien.
●	Reaffirmation of Guaranty dated as of May 21, 2019 by Geoff Dyer.

DentFirst, PC

●	Lease Agreement dated October 17, 2012
●	Possession Letter dated as of October 25, 2012
●	Confirmation of Commencement Date dated April 16, 2013

Dress Up Perimeter, LLC (Dress Up Boutique)

●	Lease Agreement dated April 5, 2013
●	Guaranty of Lease dated April 5, 2013
●	Confirmation of Commencement Date dated October 21, 2013
●	Key Handover Letter dated April 12, 2014
●	Building Access Agreement – Comcast Cable Communications Management, LLC dated January 8, 2019
●	Building Access Agreement – Comcast Cable Communications Management, LLC dated June 10, 2019

Fleming’s / Southeast-I, Limited Partnership

●	Guaranty of Lease dated July 27, 2004
●	Guaranty of Lease dated July 27, 2004
●	Guaranty of Completion of Improvements dated July 15, 2004
●	Lease Agreement dated as of July 27, 2004
●	Memorandum of Lease dated July 28, 2004

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●	First Amendment to Lease Agreement dated October 8, 2004
●	Second Amendment to Lease Agreement dated May 18, 2005
●	Term Commencement and Expiration Agreement dated May 2, 2006
●	Landlord’s Consent Fleming’s Digital Menu Board dated August 30, 2012
●	Notice of Landlord Move dated as of April 24, 2015 from GLL Perimeter Place, L.P., a Delaware limited partnership
●	Renewal Option Exercise Notice dated May 26, 2015

Heights Inc., d/b/a Savvi Formalwear

●	Lease Agreement dated September 21, 2010
●	Guaranty of Lease dated September 21, 2010
●	Confirmation of Commencement Date dated February 24, 2011
●	Renewal Option Exercise dated March 19, 2015
●	Transfer of the Premises Pursuant – Change of Control – Landlord Consent dated March 12, 2019
●	Updated Tenant Notice Letter dated December 3, 2019

HobNob Perimeter, Inc.

●	Guaranty Agreement dated March 14, 2018
●	Lease Agreement dated March 19, 2018
●	Landlord’s Lien Subordination Agreement dated June 21, 2018
●	First Amendment to Lease Agreement dated September 21, 2018
●	Building Access Agreement – Comcast Cable Communications Management, LLC dated November 12, 2018

Hyderabad House Atlanta, LLC

●	Guaranty Agreement dated September 5, 2019
●	Guaranty Agreement dated September 5, 2019
●	Lease Agreement dated September 9, 2019
●	Possession Letter dated September 11, 2019

J.A. Designs, LLC (Jewelry Artisans)

●	Guaranty of Lease dated December 21, 2005
●	Lease Agreement dated December 21, 2005
●	Possession Letter dated as of January 9, 2006
●	Commencement Confirmation Notice dated May 16, 2006
●	First Amendment to Lease Agreement dated May 25, 2006

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●	Second Amendment to Lease Agreement dated April 30, 2011
●	Third Amendment to Lease Agreement dated April 12, 2017

Jos A. Bank Clothiers Inc.

●	Lease Agreement dated March 31, 2006
●	Confirmation of Commencement Date dated June 12, 2006
●	The First Amendment to Lease dated February 14, 2011
●	Renewal Option Notice dated December 16, 2015

Furniture Galleries of Atlanta, LLC (La-Z-Boy)

●	Lease Agreement dated May 19, 2005
●	Guaranty of Lease dated May 19, 2005
●	Subordination, Non-Disturbance, and Attornment Agreement dated as June 2, 2005
●	Confirmation of Commencement Date dated March 16, 2006
●	Assignment and Assumption of Lease dated November 28, 2006
●	Consent of Landlord dated November 28, 2006
●	Lease Guaranty Agreement dated as of November 28, 2006
●	Landlord Consent to Indemnification and Reimbursement Agreement dated as of November 28, 2006
●	Unconditional Guaranty Agreement dated January 21, 2016
●	First Amendment to Lease Agreement dated February 3, 2016
●	Landlord’s Lien Subordination Agreement dated April 11, 2017

Melissa C, LLC (fab’rik)

●	Lease Agreement dated October 8, 2012
●	Guaranty of Lease dated October 8, 2012
●	Confirmation of Commencement Date dated December 26, 2012
●	First Amendment to Lease Agreement dated December 21, 2017
●	Reaffirmation of Guaranty dated as of December 15, 2017
●	Reaffirmation of Guaranty dated as of December 15, 2017
●	Second Amendment to Lease Agreement dated July 22, 2019
●	Reaffirmation of Guaranty dated as of July 16, 2019
●	Reaffirmation of Guaranty dated as of July 16, 2019

Meritage Homes of Georgia, Inc.

●	Lease of Agreement dated as of July 11, 2016
●	Confirmation of Commencement Letter dated November 22, 2016

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Michaels Stores, Inc.

●	Shopping Center Lease dated August 18, 2014
●	Memorandum of Shopping Center Lease dated August 18, 2014
●	Landlord Notice Change Letter date December 2, 2014
●	Waiver and release of Lien Upon Final Payment dated March 5, 2015
●	Notice of Lease dated March 30, 2015
●	Parking Request Letter dated November 21, 2017

Loc Van Nguyen and H. T. Tran (Nail Talk)

●	Lease Agreement dated September 20, 2004
●	First Amendment to Lease Agreement dated April 23, 2007
●	Second Amendment to Lease Agreement dated March 31, 2011
●	Renewal Option Exercise Notice dated March 2, 2017

Outback/Southwest Georgia, L.P.

●	Guaranty of Lease dated April 27, 2004
●	Guaranty of Lease dated April 27, 2004
●	Guaranty of Completion of Improvements dated April 27, 2004
●	Lease dated April 28, 2004
●	Amendment to Lease dated July 27, 2004
●	Second Amendment to Lease dated August 3, 2004
●	Third Amendment to Lease dated September 10, 2004
●	Fourth Amendment to Lease dated October 21, 2004
●	Fifth Amendment to Lease dated November 18, 2004
●	Sixth Amendment to Lease dated December 10, 2004
●	Assignment and Assumption of Lease dated June 22, 2005
●	Seventh Amendment to Lease dated July 8, 2005
●	Renewal Option Exercise Letter dated April 23, 2015
●	Landlord Move Notice dated as of April 24, 2015
●	Waiver (Crunch Use Waiver) dated June 30, 2016

Panera, LLC

●	Memorandum of Lease dated July 13, 2004
●	Lease Agreement dated July 13, 2004
●	Subordination, Non-Disturbance and Attornment Agreement dated September 30, 2004
●	Possession letter dated as of September 16, 2005
●	First Amendment to Lease dated May 22, 2012

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●	Confirmation of Commencement Date dated January 13, 2006

PNC Bank, National Association

●	Lease Agreement dated April 26, 2004
●	Development Agreement dated April 26, 2004
●	Acquisition by PNC Notice dated January 31, 2012

Premier Fitness Source, LLC

●	Lease Agreement dated January 23, 2014
●	First Amendment to Lease dated March 5, 2014
●	First Amendment to Lease dated December 8, 2016
●	Second Amendment to Lease dated October 23, 2017

Premier Pita Kings, LLC (The Hummus & Pita Co.)

●	Lease Agreement dated September 30, 2019
●	Guaranty Agreement dated September 23, 2019
●	Possession Letter dated October 1, 2019

PT Solutions Holdings, LLC

●	Lease Agreement dated as of January 15, 2020
●	Possession Letter dated January 17, 2020

Relax the Back 234, LLC

●	Lease Agreement dated August 12, 2016
●	Guaranty Agreement dated August 12, 2016
●	Tenant Notice Address Change Letter dated August 2, 2017

Ross Stores, Inc.

●	Lease Agreement dated May 10, 2004
●	Memorandum of Lease dated May 10, 2004
●	First Amendment to Lease dated August 18, 2004
●	Acknowledgement of Commencement dated March 28, 2006
●	Acknowledgement of Commencement – Corrected dated May 18, 2006
●	Waiver of Prohibited Uses dated September 23, 2010
●	Legal Notification Renewal Option (1st Option) dated December 15, 2015
●	Second Amendment to Lease dated October 26, 2016
●	CCTV Install Request dated January 25, 2018

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●	Response Notice to CCTV Request dated February 1, 2018

The Sembler Company

●	Lease Agreement dated November 1, 2006
●	Option to Renew dated September 14, 2007
●	Management Office Renewal dated September 15, 2008
●	Option to Renew dated October 1, 2009
●	Option to Renew dated October 12, 2010
●	Option to Renew dated October 11, 2011
●	First Amendment to Lease Agreement dated September 20, 2012

Blue Vase Hospitality, LLC (Shane’s Rib Shack)

●	Lease Agreement dated September 21, 2004
●	Guaranty of Lease dated September 21, 2004
●	Assignment and Assumption of Lease and First Amendment to Lease Agreement dated October 10, 2005
●	Guaranty of Lease dated October 10, 2005
●	Confirmation of Commencement Date dated February 7, 2006
●	Landlord’s Consent to Assignment Agreement dated December 8, 2014
●	Exercise Option to Extend Lease dated June 29, 2015
●	Assignment and Assumption of Lease Agreement dated December 31, 2018
●	Building Access Agreement – Comcast Cable Communications Management, LLC –dated February 21, 2019
●	Landlord Consent to Assignment and Assumption of Lease Agreement dated as of March 11, 2019
●	Second Amendment to Lease Agreement dated May 7, 2019

Shearious Salon, LLC

●	Lease Agreement dated November 1, 2017
●	Guaranty Agreement dated October 30, 2017

PWI Partners, Inc. (Sweet Tuna)

●	Lease Agreement dated as of May 30, 2017
●	Guaranty Agreement dated May 26, 2017
●	Confirmation of Commencement Date dated October 11, 2017

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Perimeter Mac, LLC (Taco Mac)

●	Lease Agreement dated December 29, 2004
●	Guaranty of Lease dated January 12, 2005
●	Rent Commencement Letter dated as of February 15, 2006
●	Letter of Entertainment dated February 22, 2011
●	Notice and Request for Consent to Change of Control dated June 26, 2012
●	Renewal Option Exercise Letter dated May 15, 2015
●	Landlord’s Lien Subordination Agreement dated August 3, 2018

IDC Dunwoody, LLC (Tin Drum Asia Café)

●	Lease Agreement dated April 9, 2004
●	Guaranty of Lease dated April 7, 2004
●	Assignment and Assumption of Lease and First Amendment to Lease Agreement dated January 30, 2006
●	Guaranty of Lease dated January 30, 2006
●	Rent Commencement Letter dated February 7, 2006
●	Assignment and Assumption of Lease and Second Amendment to Lease Agreement dated December 3, 2008
●	Guaranty of Lease dated December 3, 2008
●	Third Amendment to Lease Agreement dated December 2, 2015
●	Fourth Amendment to Lease Agreement dated September 23, 2019

Verizon Wireless (VAW) LLC

●	Lease Agreement dated December 28, 2004
●	Possession Letter dated as of August 8, 2005
●	Improvement Consent Request dated as of November 11, 2013
●	First Amendment to Lease Agreement dated May 12, 2014

Weeryoung Enterprises, Inc. (Vitality Bowls)

●	Lease Agreement dated as of March 26, 2018
●	Guaranty Agreement dated March 15, 2018
●	Rent Commencement Date Letter dated October 2, 2018

Weight Loss Enterprises, Inc. (Quick Weight Loss Centers)

●	Lease Agreement dated October 7, 2010
●	Guaranty of Lease dated October 7, 2010
●	Possession Letter dated October 19, 2010

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●	First Amendment to Lease Agreement dated January 27, 2016
●	Building Access Agreement – Comcast Cable Communications Management, LLC – dated January 8, 2019

MV Foods 1, LLC (Which Wich Superior Sandwiches)

●	Guaranty Agreement dated July 27, 2017
●	Lease Agreement dated July 31, 2017
●	Letter Agreement dated as of January 8, 2018

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Securities Deposits [Amounts & Form]

Tenant	Letter of Credit	Cash
Abishay Enterprises, LLC (Ali’s Cookies)		$4,181.51
Advanced Dermal Sciences, LLC (Spa Sydell)		$8,543.46
A.J.P.N. Enterprises, Inc. (Carriage Cleaners)		$10,630.00
Akber Ali A. Rajwani (Unique Threading & Waxing)		$7,113.18
DentFirst, P.C.		$10,333.33
Furniture Galleries of Atlanta, LLC (La-Z-Boy)		$86,416.00
HobNob Perimeter, Inc.		$22,266.34
Hyderabad House Atlanta, LLC		$16,671.17
J.A. Designs, LLC (Jewelry Artisans)		$8,830.00
Loc Van Nguyen and H. T. Tran (Nail Talk)		$8,230.00
MV Foods 1, LLC (Which Wich Superior Sandwiches)		$3,963.00
Premier Fitness Source, LLC		$5,995.87
Premier Pita Kings, LLC (The Hummus & Pita Co.)		$10,987.67
PT Solutions Holdings, LLC		$7,791.20
PWI Partners, Inc. (Sweet Tuna)		$26,349.93
R.F. Huntleigh LLC (Contender eSports)		$6,758.38
Shearious Salon, LLC		$4,744.67
Springwood Holdings, LLC (Amazing Lash Studio)		$5,381.25
Weeryoung Enterprises, Inc. (Vitality Bowls)		$4,406.67
Total		$259,593.63

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Outstanding Leasing Costs*

*As of February 4, 2020 – to be updated prior to PSA execution

Tenant	TI Allowance	Leasing Commission	Free Rent	Total
PT Solutions	$89,920.00	$33,073.92	$0.00	$122,993.92
Contender eSports	$39,000.00	$19,484.01	$0.00	$58,484.01
Premier Pita Kings	$70,000.00	$35,296.80	$0.00	$105,296.80
Verizon Wireless (Pending)	$0.00	$93,150.00	$0.00	$93,150.00
Chipotle	$36,000.00	$0.00	$0.00	$36,000.00
Hyderbad	$159,660.00	$0.00	$12,418.00	$172,078.00
Tin Drum	$17,600.00	$0.00	$0.00	$17,600.00
*Total Outstanding Leasing Costs				$605,602.73

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EXHIBIT “I”

LIST OF SERVICE CONTRACTS

Vendor	Service Relates To	Date of Contract
Advanced Enviro Systems	Waste and Recycling Program	06/27/2019
Guard One Protective Service	Security Services	08/01/2017 New Contract – 3/15/2019
Litter Control	Sweeping	12/01/2018
Live Oak Landscape Services, Inc.	Landscaping	09/01/2019
Otis Elevator Company	Elevator	07/2015
Rentokil	Pest Control	12/16/2005
Schindler Elevator Corporation	Elevator	08/09/2006
Wiginton Fire Systems	Fire Alarm Monitoring, Test & Inspections	07/01/2018
The Sembler Company	Property Management	10/06/2006 – Property Management and Leasing Agreement 9/17/2018 – Leasing Services Termination Notice 10/10/2018 – First Amendment to Property Management and Leasing Agreement
Colliers International – Atlanta, LLC	Leasing	10/16/2018 - Exclusive Marketing and Leasing Agreement

* Indicates Service Contracts that Buyer is required to assume in accordance with Section 8.3 of this Agreement.

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EXHIBIT “J”

FORM OF TITLE AFFIDAVIT

SELLER’S AFFIDAVIT

STATE OF __________________)
) SS.
COUNTY OF __________________)

The undersigned, __________________, a(n) __________________ (referred to herein as “Seller”), being duly sworn according to law, deposes and states that:

1.Reference is hereby made to the real property located in City of ____________, County of __________________________, State of ______________ commonly known as ____________________ (the “Property”) and which is more particularly described in Exhibit A to _______________ Title Insurance Company (the “Title Company”) Commitment No. _________________ (the “Commitment”).
2.Seller is authorized to execute this affidavit and has the ability to execute all instruments necessary to convey the Property pursuant to authority under the applicable organizational and governance documents of Seller.
3.To Seller’s actual knowledge, without investigation or inquiry, there are no unrecorded documents affecting title to the Property entered into by Seller and no other person or entity that has a legal or equitable right to the Property, in each case other than (a) any matters contained in the real property records of the county in which the Property is located, (b) any matters set forth in the leases or other occupancy agreements with the parties identified on the Rent Roll for the Property dated __________, which has been disclosed to the Title Company, and (c)_________________ [list any other unrecorded documents].
4.To Seller’s actual knowledge, without investigation or inquiry, Seller has received no actual, written notice of any taxes and/or special assessments affecting the Property other than those shown on the title commitment and as disclosed in the tax assessor’s records.
5.To Seller’s actual knowledge, there has been no work performed upon or materials delivered to the Property by or at the request of the Seller for the construction or improvement of said property during the past ninety-five (95) days for which payment has not been made in full.
6.To Seller’s actual knowledge, without investigation or inquiry, there is no action or proceeding asserted against Seller affecting title to the Property in any state or federal court in the United States.
7.To Seller’s actual knowledge, all water and sewer charges for the Property that are currently due and payable have been paid in full.

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8.This affidavit is given to induce the Title Company to issue that certain title policy in favor of ___________________, pursuant to the Commitment, with full knowledge that it will be relying upon the accuracy of same.

Seller:

_____________________________,

a _____________________________

By:

a

its

By:

Name:

Title:

By:

Name:

Title:

Sworn to and subscribed before me this _______, day of ________________, 20__.

Notary Public

My Commission Expires:

(NOTARIAL SEAL)

J-2

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EXHIBIT “K”

FORM OF REA DEVELOPER ASSIGNMENT

Space Above This Line for Recorder’s Use

_____________________________ _____________________________ _____________________________ _____________________________

Please cross-reference:  Declaration of Restrictions and Easements recorded in Deed Book 16116, Page 400, DeKalb County, Georgia and First Amendment to Declaration of Restrictions and Easements recorded in Deed Book 16917, Page 85, DeKalb County, Georgia.

assignment of developer’s rights,
powers and reservations

This ASSIGNMENT OF DEVELOPER’S RIGHTS, POWERS AND RESERVATIONS (this “Assignment”) is made and entered into this _____ day of ______________, 2020, by and between GLL PERIMETER PLACE, L.P., a Delaware limited partnership (“Assignor”), and CTO20 PERIMETER LLC, a Delaware limited liability Company (“Assignee”).

R E C I T A L S:

A.Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of _________________, 2020 (the “Purchase Agreement”) relating to the sale of that certain tract of land together with the improvements thereon (the “Property”) commonly known as Perimeter Place Shopping Center, Atlanta, Georgia, DeKalb County, as more particularly described in the Purchase Agreement.

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B.The Property is encumbered by that certain Declaration of Restrictions and Easements by Bell Sembler II, LLC for Perimeter Place, Atlanta, Georgia dated April 30, 2004, and recorded on May 3, 2004 in the office of the Clerk of Superior Court of DeKalb County, Georgia in Deed Book 16084, Page 634, as re-recorded on May 10, 2004 in Deed Book 16116, Page 400, aforesaid records, as affected by that Joinder by Target Corporation, recorded on June 15, 2004 in Deed Book 16261, Page 307, aforesaid records, as affected by that Joinder by Neuse, Incorporated, recorded on June 15, 2004 in Deed Book 16261, Page 308, aforesaid records, as further affected by that Consent by Wachovia Bank, National Association, recorded on June 15, 2004 in Deed Book 16261, Page 309, aforesaid records, and as amended by that certain First Amendment to Declaration of Restrictions and Easements by Bell Sembler II, LLC, Target Corporation, Lincoln Perimeter Center, LLC and Wachovia Bank, dated December 16, 2004 and recorded on December 17, 2004, aforesaid records (collectively, the “REA”).  Initially capitalized terms used but not defined in this Assignment, but defined in the REA, shall have the meanings ascribed thereto in the REA.

C.Assignor is the Developer under the REA.

D.In connection with the conveyance of the Property to Assignee, Assignor and Assignee desire to execute and deliver this Assignment assigning to Assignee all of Assignor’s position as the Developer under the REA.

NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and agreed by Assignor, the parties hereby agree as follows:

1.Recitals; Defined Terms.  The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference.
2.Assignment by Assignor.  Assignor represents and warrants to Assignee that Assignor currently is the Developer under the REA.  Consistent with Section 6.11 of the REA, Assignor hereby transfers and assigns to Assignee, from and after the date hereof, all of Assignor’s position as the Developer under the REA, including, without limitation, all rights, powers and reservations held by Assignor under the REA.  Assignee hereby accepts the foregoing assignment, including, without limitation, all rights, powers and reservations held by Assignor under the REA from and after the date hereof.
3.Counterparts.  This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.
4.Successors.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures begin on the following page]

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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:
Signed, sealed and delivered in the presence of: Unofficial Witness Notary Public [NOTARIAL SEAL]	GLL PERIMETER PLACE, L.P., a Delaware limited partnership
By: GLL US Retail Corp., a Delaware corporation, its general partner
By: Name: Title:
By: Name: Title:

NAI-1510716910v10

ASSIGNEE:
Signed, sealed and delivered in the presence of: Unofficial Witness Notary Public [NOTARIAL SEAL]	CTO20 PERIMETER LLC, a Delaware limited liability company
By: Name: Title:

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EXHIBIT “L”

FORM OF OEA APPROVING PARTY ASSIGNMENT

Space Above This Line for Recorder’s Use

_____________________________ _____________________________ _____________________________ _____________________________	Please cross-reference: Operation and Easement Agreement recorded in Deed Book 16084, Page 688, DeKalb County, Georgia

assignment of APPROVING PARTY STATUS

This ASSIGNMENT OF APPROVING PARTY AND DEVELOPER POSITION (this “Assignment”) is made and entered into this _____ day of ______________, 2020, by and between GLL PERIMETER PLACE, L.P., a Delaware limited partnership (“Assignor”), and CTO20 PERIMETER LLC, a Delaware limited liability Company (“Assignee”).

R E C I T A L S:

A.Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of _________________, 2020 (the “Purchase Agreement”) relating to the sale of that certain tract of land together with the improvements thereon (the “Property”) commonly known as Perimeter Place Shopping Center, Atlanta, Georgia, DeKalb County, as more particularly described in the Purchase Agreement.

B.The Property is encumbered by that certain Operation and Easement Agreement, dated April 30, 2004, and recorded on May 3, 2004 in the office of the Clerk of Superior Court of DeKalb County, Georgia in Deed Book 16084, Page 688, (the “OEA”).  Initially capitalized terms

NAI-1510716910v10

used but not defined in this Assignment, but defined in the OEA, shall have the meanings ascribed thereto in the OEA.

C.Assignor is the Approving Party for the Developer Tract under the OEA.

D.Upon Assignee’s acquisition of the Property from Assignor, Assignee will succeed to Assignor as the Developer in the OEA.

E.In connection with the conveyance of the Property to Assignee, Assignor and Assignee desire to execute and deliver this Assignment assigning to Assignee all of Assignor’s position as the Approving Party for the Developer Tract under the OEA.

NOW, THEREFORE, in consideration of the receipt of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and agreed by Assignor, the parties hereby agree as follows:

1.Recitals; Defined Terms.  The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference.
2.Assignment by Assignor.  Assignor represents and warrants to Assignee that Assignor currently is the Approving Party for the Developer Tract under the OEA.  Assignor hereby transfers and assigns to Assignee, as the successor Developer under the OEA, all of Assignor’s position as the Approving Party for the Developer Tract under the OEA from and after the date hereof. Assignee hereby accepts the foregoing assignment from and after the date hereof.
3.Counterparts.  This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.
4.Successors.  This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures begin on the following page]

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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:
Signed, sealed and delivered in the presence of: Unofficial Witness Notary Public [NOTARIAL SEAL]	GLL PERIMETER PLACE, L.P., a Delaware limited partnership
By: GLL US Retail Corp., a Delaware corporation, its general partner
By: Name: Title:
By: Name: Title:

NAI-1510716910v10

ASSIGNEE:
Signed, sealed and delivered in the presence of: Unofficial Witness Notary Public [NOTARIAL SEAL]	CTO20 PERIMETER LLC, a Delaware limited liability company
By: Name: Title:

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EXHIBIT “M”

FORM OF REA ESTOPPELS

ESTOPPEL CERTIFICATE

CTO20 Perimeter LLC
1140 N. Williamson Boulevard, Suite 140
Daytona Beach, Florida, 32114
Attn: Steven R. Greathouse

Re:	Perimeter Place Shopping Center, DeKalb County, Atlanta, Georgia; GLL Perimeter Place, L.P. (“Seller”)

Ladies and Gentlemen:

Reference is made to:

Declaration of Restrictions and Easements by Bell Sembler II, LLC, a Georgia limited liability company (“Bell Sembler”), dated as of April 30, 2004, filed May 3, 2004, and recorded in Deed Book 10084, page 634, DeKalb County, Georgia records, as re-recorded in Deed Book 16116, page 400, aforesaid records; as affected by Joinder by Target Corporation, filed June 15, 2004, and recorded in Deed Book 16261, page 307, aforesaid records; as further affected by Joinder by Neuse, Incorporated, filed June 15, 2004, recorded in Deed Book 16261, page 308, aforesaid records; as further affected by Consent by Wachovia Bank, National Association, filed June 15, 2004, and recorded in Deed Book 16261, page 309, aforesaid records; as further affected by First Amendment to Declaration of Restrictions and Easements entered into by and among Bell Sembler, Target Corporation, a Delaware corporation, and Lincoln Perimeter Center LLC, a Georgia limited liability company with a joinder by Wachovia Bank, National Association dated as of December 16, 2004, and recorded in Deed Book 16917, page 85, aforesaid records (hereinafter collectively referred to as the “REA”).

As of the date hereof, the undersigned is currently an “Owner” (as defined in the REA), and pursuant to Section 6.1 of the REA hereby states to the best of its knowledge as follows:

1.The undersigned knows of no default under the REA by Seller.
2.The REA has not been assigned, modified or amended in any way by the undersigned, except as described above.
3.The REA is in full force and effect.

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NAI-1510716910v10

[OWNER]

By:	_______________________________, A _______________________________

By: Name:Title:

M-2

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EXHIBIT “N”

FORM OF OEA ESTOPPEL

ESTOPPEL CERTIFICATE

CTO20 Perimeter LLC
1140 N. Williamson Boulevard, Suite 140
Daytona Beach, Florida, 32114
Attn: Steven R. Greathouse

Re:	Perimeter Place Shopping Center, DeKalb County, Atlanta, Georgia; GLL Perimeter Place, L.P. (“Seller”)

Ladies and Gentlemen:

Reference is made to:

Operation and Easement Agreement executed by Target Corporation, a Delaware corporation, and Bell Sembler II, LLC, a Georgia limited liability company (“Bell Sembler”), dated as of April 30, 2004, filed May 3, 2004, and recorded in Deed Book 10084, page 688, DeKalb County, Georgia records (hereafter referred to as the “OEA”).

As of the date hereof, the undersigned is currently a “Party” (as defined in the OEA), and pursuant to Section 6.3 of the OEA, hereby states to the best of its knowledge as follows:

1.The undersigned knows of no default under the OEA by Seller.
2.The OEA has not been assigned, modified or amended in any way by the undersigned, except as described above.
3.The OEA is in full force and effect.

TARGET CORPORATION

By: __________________________________

Name:

Title:

N-1

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EXHIBIT “O”

FORM OF CONDO ESTOPPEL

ASSOCIATION ESTOPPEL CERTIFICATE

Date:________________, 2020

To:	CTO20 Perimeter LLC, a Delaware limited liability company (“Buyer”) Fidelity National Title Insurance Company (“Title Company”) GLL Perimeter Place, L.P., a Delaware limited partnership (“Owner”)

Property:

70 Perimeter Center Place, Atlanta, DeKalb County, Georgia;
110 Perimeter Center Place, Atlanta, DeKalb County, Georgia;
1290 Ashford Crossing, Atlanta, DeKalb County, Georgia; and
1291 Crown Point Parkway, Atlanta, DeKalb County, Georgia;

(collectively, the “Property”).

Ladies and Gentlemen:

The Property is subject to the terms and conditions as set forth in that certain Declaration of Condominium for Perimeter Place Master Condominium by Lincoln Perimeter Center, LLC, a Georgia limited liability company (the “Declarant”), dated as of July 19, 2006, and recorded on July 19, 2006 as Deed Book 18944, Page 171 in the Clerk of Superior Court of DeKalb County, Georgia (the “Declaration”).  The undersigned, Perimeter Place Master Condominium Association, Inc., a Georgia non-profit corporation (“Association”), hereby states and certifies to Owner, Title Company, Buyer and any lender of Buyer and its successors and/or assigns, that to the best of Association’s knowledge, the following information with respect to the Property and the Declaration:

1.The Declaration is in full force and effect and except as described herein, has not been further amended, modified, supplemented or superseded.
2.As of the date hereof, neither the Owner nor the Property are in violation of any rules, regulations or requirements under the Declaration.
3.There are no past due fees, expenses, assessments or any other charges due and owing by Owner under the Declaration and no liens outstanding under the Declaration against the Property, nor are there any actions against the Owner for any outstanding fees, expenses, assessments or any other charges due under the Declaration that would become liens and/or judgments against the Property.
4.All current board members and officers of the Association are listed on Exhibit A.

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5.The undersigned is duly authorized to execute this Estoppel Certificate.
6.In the event that the signature page to this Estoppel Certificate is delivered by facsimile transmission or by electronic mail (e-mail) as a portable data format (.pdf) file or image file attachment, such signature shall have the same force and effect as if such signature were an original thereof.
7.Any incorrect or untrue statement in this Estoppel Certificate shall not give rise to any liability of the undersigned in favor of the Title Company, Buyer, Buyer’s lender or otherwise, but the undersigned shall be estopped from asserting any matter to the contrary as against the Title Company, Buyer, Buyer’s lender and the Property. This Estoppel Certificate shall be binding upon the undersigned and shall inure to the benefit of and may be relied upon by the Title Company, Buyer and Buyer’s lender, and their respective successors and/or assigns.

(Signature Page Follows)

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ASSOCIATION:

PERIMETER PLACE MASTER CONDOMINIUM ASSOCIATION, INC., a Georgia non-profit corporation

By:

Name:

Title:

(Signature Page to Association Estoppel Certificate)

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Exhibit A

Board Members and Officers

Board Members:

NAME

Officers:

NAME	POSITION
President
Vice President (“None” if left blank)
Secretary
Treasurer

Exhibit A to Association Estoppel Certificate

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EXHIBIT “P”

FORM OF HOLDBACK ESCROW AGREEMENT

HOLDBACK ESCROW AND INDEMNITY AGREEMENT

THIS ESCROW AND INDEMNITY AGREEMENT (“Agreement”) is entered into this ____ day of _________________, 20__ (“Effective Date”), by and between _________________, a _________________ (“Seller”), _________________ an _________________ (“Buyer”), and [FIDELITY NATIONAL TITLE INSURANCE COMPANY] (“Escrow Agent”).

WHEREAS, pursuant to Section 15.21 of that certain Purchase and Sale Agreement dated _________________, 20__ (“Purchase Contract”) between Seller and Buyer regarding that certain land located in ___________ County, ____________, more particularly described on Exhibit A, attached hereto and incorporated herein (“Property”), Seller has, simultaneously with the consummation of the Closing under the Purchase Contract, deposited into escrow (the “Escrow”) with Escrow Agent an amount equal to One Million Two Hundred Thousand and No/100ths Dollars ($1,200,000.00) (the “Escrow Sum”);

WHEREAS, the Escrow has been established in order to ensure that sufficient funds exist to cover Seller’s liability to Buyer for actual damages incurred by Buyer as a result of any untruth, inaccuracy or breach of any surviving warranties, representations or agreements under the Purchase Contract and the Closing Documents (the “Surviving Warranties”) which in the aggregate exceed Twenty-Five Thousand and No/100ths Dollars ($25,000.00) (the “Floor”);

NOW, THEREFORE, for TEN DOLLARS and other good and sufficient consideration, the receipt and sufficiency of such consideration is hereby acknowledged, the parties agree as follows:

1.The above recitals are true, correct and incorporated herein by this reference.
2.Capitalized terms appearing herein but not specifically defined herein shall have the meanings ascribed thereto in the Purchase Contract.
3.Seller, contemporaneously with the execution of this Agreement, hereby deposits the Escrow Sum with Escrow Agent.  Said Escrow Sum is to be held in an interest bearing account and will be disbursed only as herein provided.  Interest earned on the Escrow Sum shall be disbursed to Seller promptly upon written request from Seller and without any confirmation required from Buyer.  Seller’s FEIN number is _________________ and Seller shall be responsible for all taxes payable with respect to the interest.
4.Seller and Buyer agree that the terms and conditions of this Agreement shall govern the manner under which Escrow Agent shall perform and shall control with respect to the rights, duties, liabilities, privileges and immunities of Escrow Agent.
5.The Escrow Sum shall be disbursed by Escrow Agent as follows:

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5.1If (a) Buyer has not delivered to Escrow Agent and Seller prior to 5:00 p.m. Eastern Standard Time on [_________], 201_ [9 months from Closing Date], the last day of the Survival Period, a written notice (a “Claim Notice”) alleging the untruth, inaccuracy or breach of any Surviving Warranties of which Buyer first became aware following Closing and that expressly survive Closing as provided for in the Purchase Contract (a “Claim”), which Claim Notice shall expressly set forth the amount that is reasonably anticipated to be necessary to satisfy such Claim (the “Claim Amount”), or  (b) the aggregate Claim Amounts for all Claims submitted by Buyer on or prior to the last day of the Survival Period do not exceed the Floor, the entire Escrow Sum shall be disbursed to Seller in accordance with Section 6 below.
5.2If the sum of the Claim Amounts for all Claims for which a Claim Notice has been timely delivered to Seller is greater than the Floor but less than the amount then remaining in Escrow (the “Escrow Funds Balance”), the amount by which the Escrow Balance Funds  exceed the sum of the Claim Amounts for such Claims shall be disbursed to Seller in accordance with Section 6 below promptly following the expiration of the Survival Period, and the remaining Escrow Funds Balance, or applicable portions thereof, shall be retained in accordance with Sections 5.3-5.4 below.
5.3Notwithstanding the delivery of timely Claims by Buyer, if prior to date thirty (30) days following the expiration of the Survival Period (the “Claims Deadline”), Buyer has not initiated an action or proceeding in accordance with Section 16 of this Agreement with respect to any Claims or to Claims whose aggregate Claim Amounts together with the final agreed amount of any Claims resolved prior to or on the Claims Deadline exceed the Floor, the entire remaining Escrow Funds Balance shall be promptly disbursed to Seller in accordance with Section 6.  Any Claim for which Buyer has initiated an action or proceeding on or prior to the Claims Deadline shall be referred to as a “Timely Buyer Claim.”  If the Escrow Funds Balance exceeds the sum of the Claim Amounts for the unresolved Timely Buyer Claims, such excess amount shall be promptly disbursed to Seller in accordance with Section 6 below promptly following the Claims Deadline, and any remaining undisbursed Escrow Funds Balance shall be retained until all Timely Buyer Claims shall have been resolved by settlement of the parties or by non-appealable judgment by a court having jurisdiction over such matter (“Resolution”).
5.4Upon a Resolution of any Claims, any amounts due Buyer (or Seller, if applicable) as a result of a Resolution of a Claim shall be disbursed to Buyer in accordance with Section 6 below.
6.Prior to each disbursement of any portion of the Escrow Sum, the party requesting disbursement shall deliver, not less than five (5) business days prior to the anticipated disbursement date, a written request to Escrow Agent and the other party for a disbursement of Escrow Funds based on the satisfaction of conditions for disbursement set forth in Section 5 above (the “Disbursement Conditions”).  Any written request must be accompanied by reasonable evidence of the satisfaction of the Applicable Disbursement Conditions.  Provided that the party not seeking disbursement does not object to the requested disbursement by written notice to the Escrow Agent and the party requesting disbursement within such five (5) business day period, Escrow Agent shall effect, and notify both parties of, the disbursement to the requesting party.

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7.Escrow Agent shall not be responsible, or liable, in any manner whatever, for the sufficiency, correctness, genuineness or validity of any instrument deposited with Escrow Agent, or in the form of execution of any such instrument, or for the identity, authority or rights of any party executed or depositing the same.  Escrow Agent shall have no responsibility or obligation to see to the application of, or use to, which the Escrow Sum is put, following the withdrawal from such account.  No party to this Agreement shall have the right to mortgage, pledge, or assign its interest in the Escrow Sum and any attempt to do so shall be null and void.  In no event shall Escrow Agent incur any liability for levies by taxing authorities based upon the taxpayer identification number provided to Escrow Agent and used to establish the escrow account in which the Escrow Sum is held.  Buyer consents to the selection of _________________________ as the “Depository” and has made an independent inquiry of the Depository.  Escrow Agent shall have no liability in the event of failure, insolvency or inability of the Depository to pay such funds, or accrued interest upon demand or withdrawal.
8.Escrow Agent shall incur no liability upon acting upon such notice, signature, request, waiver, consent, receipt of other paper or document believed in good faith and with reasonable inquiry by Escrow Agent to be genuine, and Escrow Agent may assume that a duly appointed officer of a party who provided Escrow Agent any notice or advice, in accordance with the provisions hereof, has been duly authorized to do so.  In determining the occurrence of any event or contingency, Escrow Agent may request from the other parties hereto such reasonable additional information as Escrow Agent, in its sole discretion, may deem necessary, and in this connection, may consult with representatives of the Parties hereto.  Escrow Agent shall not be liable for any damages resulting from any delay in acting hereunder, pending its examination of the additional information requested.
9.In the event of any disagreement resulting in adverse claims or demands being made in connection with the Escrow Sum, and which cannot in Escrow Agent’s reasonable judgment be resolved, Escrow Agent, at its option, shall be entitled:
(a)To refuse to comply with any claim or demand on Escrow Agent, as long as this disagreement shall continue, and in so doing, Escrow Agent shall make no delivery or disposition of any Escrow Funds being held by Escrow Agent pursuant to the terms of this Agreement, and Escrow Agent shall not be, or become liable in any way, or to any person, for its failure to comply with such conflicting or adverse claim or demand;
(b)To refrain from acting, and so to refuse to act, until (i) the right of any adverse claim shall have been finally adjudicated in a court assuming and having jurisdiction of the remaining amount of the Escrow Sum involved herein, or affected hereby, or (ii) all differences shall have been adjusted by agreement and Escrow Agent shall have been notified in writing, signed by Buyer and Seller;
(c)To interplead the Escrow Sum into a court of competent jurisdiction located in the county and state in which the Property is located.  All costs and expenses, including reasonable attorney’s fees are to be reimbursed to Escrow Agent by the non-prevailing party.
(d)To take any other action permitted hereunder.

NAI- 1510716910v10P-3

10.Except as otherwise provided herein, all notices hereunder shall be delivered by messenger or commercial overnight delivery (such as FedEx or UPS), or electronic mail (as long as such electronic mail is followed the next day with personal delivery or next business day delivery by a nationally recognized overnight courier) to the parties at their addresses set forth on the signature pages hereto.  Such notices shall be deemed to be delivered upon the actual receipt thereof.
11.The terms and conditions contained herein shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.
12.Escrow Agent shall be under no obligation to take any legal action in connection with this Agreement or enforcement thereof, or to appear in, prosecute or defend any action or legal proceeding, which, in Escrow Agent’s opinion, would or might involve Escrow Agent in any costs, expense, loss or liability, unless, and as often as required by Escrow Agent.
13.Escrow Agent is not obligated to render any statements or notices to the parties.  Except as is specifically stated herein, Escrow Agent may, but is not obligated to, inform any party hereto of any matters pertaining to this Agreement.
14.THE UNDERSIGNED HEREBY AGREES TO INDEMNIFY, PROTECT, SAVE AND HOLD HARMLESS ESCROW AGENT, ITS SUCCESSORS, ASSIGNS, AND AGENTS, FROM AND AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, CLAIMS, ACTIONS, SUITS, COSTS, OR EXPENSES, (INCLUDING ATTORNEYS’ FEES) OF WHATSOEVER KIND OR NATURE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ESCROW AGENT WHICH IN ANY WAY RELATE TO, OR ARISE OUT OF, EXECUTION AND DELIVERY OF THIS AGREEMENT AND ANY ACTION TAKEN THEREUNDER, PROVIDED, HOWEVER, THE UNDERSIGNED SHALL HAVE NO OBLIGATION TO INDEMNIFY, SAVE AND HOLD HARMLESS ESCROW AGENT, ITS SUCCESSORS, ASSIGNS AND AGENTS FROM ANY LIABILITY INFERRED BY, IMPOSED UPON OR ASSERTED AGAINST IT FOR ITS OWN WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.  THE UNDERSIGNED ALSO INDEMNIFY AND HOLD ESCROW AGENT HARMLESS FROM THE EFFECT OF ANY BANKRUPTCY STAY AND/OR THE DECISION OF ANY BANKRUPTCY COURT REGARDING THE DISPOSITION OR OWNERSHIP OF THE ESCROW SUM.
15.This Agreement cannot be amended or modified without the written approval of the undersigned.  There are no prior or oral agreements or understandings other than as stated herein.  This Agreement states the full and complete understanding and agreement of the parties hereto related to, or regarding, the Escrow Sum.
16.This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by, and construed in accordance with, the laws of the state in which the Property is located; and the payment of all sums, and the performance of all obligations, shall be in the county and state in which the Property is located.  Any action or proceeding brought by either party in connection with this Agreement shall be brought in any Georgia state court located in Dekalb County or in the United States District Court for the Northern District of Georgia.

NAI- 1510716910v10P-4

17.The parties hereto agree that this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute a fully-executed and binding original instrument.  Hand signatures transmitted by fax or electronic mail are also permitted as binding signatures to this Agreement and shall be deemed to constitute original signatures.

[Signature Pages Follow]

NAI- 1510716910v10P-5

SELLER:

_________________,
a _________________

 By: Name:Title:

By:Name:Title:

Address:

c/o GLL Real Estate Partners
200 South Orange Avenue, Suite 1375
Orlando, Florida 32801
Attention: Hugh McWhinnie
Email: Hugh.McWhinnie@gll-partners.com

with a copy to:

Jones Day
1420 Peachtree Street, N.E. Suite 800
Atlanta, Georgia 30309
Attn: Scott A. Specht, Esq.
Email: saspecht@jonesday.com

NAI- 1510716910v10P-6

BUYER:

_________________,
an _________________

By:Name:Title:

Address:

c/o _________________
_________________

_________________

Attn:_________________
Email:_________________

With a copy to:

_________________

_________________

_________________

Attn: _________________

Email: _________________

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ESCROW AGENT:

[FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

Address:

Fidelity National Title Insurance Company
c/o National Commercial Services – Atlanta
3301 Windy Ridge Parkway, Suite 300
Atlanta, Georgia 30339
Attn: Leslie Flowers
Email: leslie.flowers@fntg.com]

NAI- 1510716910v10P-8

Exhibit A

Property Description

[______]

NAI- 1510716910v10P-9